Posting Supplement No. 183 dated April 13, 2009 to Prospectus dated October 13, 2008	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Posting Supplement supplements the prospectus dated October 13, 2008 and provides information about the particular series of Member Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Posting Supplement together with the prospectus dated October 13, 2008 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                The following Notes are currently being offered:

Member Payment Dependent Notes Series 374053

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
374053	$4,750	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 374053. Member loan 374053 was requested on April 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,167 / month
Current employer:	Treasury Dept	Debt-to-income ratio:	16.39%
Length of employment:	6 years 6 months	Location:	Parkersburg, WV

Home town:	Parkers Prairie
Current & past employers:	Treasury Dept, Wood County BOE
Education:	WVU-P

This borrower member posted the following loan description, which has not been verified:

I'm trying to downsize to a home with less land to care for and smaller payments. I need assistance with a down payment on the smaller home because I'm only going to break even (not profit) on the sale of my current home. I am a very hard working single mother. I have a very secure government job. My dad recently passed away (2 weeks ago). The home I want to purchase is on level lot & easy to care for & I could also easily build on to it in the future. This would allow me to move my mom in and care for her when the time comes. Thank you for viewing and hopefully funding my loan. I realize it may be difficult to trust a stranger, but I am truly an honest trustworthy individual. As a single mother I have worked my way through college to full time a govt job and have gone from an apartment to home ownership. I was raised with morals and ethics and would never default on any loan or file bankruptcy. Thank you for your assistance and God bless you for you goodwill. It is greatly appreciated.

A credit bureau reported the following information about this borrower member on January 16, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1995	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	59	Months Since Last Delinquency:	45
Revolving Credit Balance:	$15,044.00	Public Records On File:	0
Revolving Line Utilization:	58.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 375912

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
375912	$15,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 375912. Member loan 375912 was requested on March 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$5,583 / month
Current employer:	detroit public schools	Debt-to-income ratio:	12.88%
Length of employment:	8 years 4 months	Location:	DETROIT, MI

Home town:	royal oak
Current & past employers:	detroit public schools, ferndale public schools
Education:	Wayne State University

This borrower member posted the following loan description, which has not been verified:

I only owe 5000.00 on my land contract I would like to pay that off. I would also like to pay off the remaining money I owe on my student loans. Once those are paid off my head will finally be above water.

A credit bureau reported the following information about this borrower member on January 27, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	58
Revolving Credit Balance:	$13,960.00	Public Records On File:	0
Revolving Line Utilization:	53.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 376736

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
376736	$10,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 376736. Member loan 376736 was requested on April 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Loyd True Value	Debt-to-income ratio:	11.33%
Length of employment:	10 months	Location:	Athens, GA

Home town:
Current & past employers:	Loyd True Value
Education:	University of Georgia

This borrower member posted the following loan description, which has not been verified:

Need to purchase inventory for the upcoming spring season. We are a hardware/outdoor power equipment store that's been in the same location since 1985. We need to stock up on all Spring related items (fertilizer, grass seed, lawnmower parts, etc.) We would rather come to a club like this than a commercial bank.

A credit bureau reported the following information about this borrower member on March 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	61
Revolving Credit Balance:	$7,665.00	Public Records On File:	0
Revolving Line Utilization:	14.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 376881

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
376881	$18,250	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 376881. Member loan 376881 was requested on April 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,667 / month
Current employer:	Edward Jones	Debt-to-income ratio:	13.80%
Length of employment:	8 months	Location:	Enumclaw, WA

Home town:	Martinez
Current & past employers:	Edward Jones
Education:	Washington State University

This borrower member posted the following loan description, which has not been verified:

Currently the basement in my house in unfinished. I plan on renovating the basement myself. I have a stable job, and have the ability to repay this debt.

A credit bureau reported the following information about this borrower member on February 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,295.00	Public Records On File:	0
Revolving Line Utilization:	48.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 378725

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
378725	$5,600	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 378725. Member loan 378725 was requested on April 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,500 / month
Current employer:	Boricua Group LLC	Debt-to-income ratio:	13.76%
Length of employment:	4 years 10 months	Location:	New York, NY

Home town:	Arlington
Current & past employers:	Boricua Group LLC, Time Warner Inc.
Education:	George Mason University, Metropolitan College of New York

This borrower member posted the following loan description, which has not been verified:

I am in need of money to buy new equipment and for marketing my event based smoothie and coffee business. I have been the owner/operator of the franchise business for 5 years with increased sales each year. I would like to expand into catering to have a new revenue stream. I have excellent credit and own my condo in New York City. I pride myself in never being late and do not carry any balances on my credit cards. I show alot of debt however because I allowed my father to use my credit cards to buy equipment for a real estate business he started 3 years ago. Because of the economy, it didn't do well so he has been paying off the amount minimally for the past two years.

A credit bureau reported the following information about this borrower member on February 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$43,006.00	Public Records On File:	0
Revolving Line Utilization:	69.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 380731

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
380731	$25,000	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 380731. Member loan 380731 was requested on April 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,492 / month
Current employer:	Mantech Corporation	Debt-to-income ratio:	22.59%
Length of employment:	1 year 9 months	Location:	Ashburn, VA

Home town:	Plattsburgh
Current & past employers:	Mantech Corporation
Education:	Saint Michaels College

This borrower member posted the following loan description, which has not been verified:

I am seeking investment funds to cover inventory investment, advertising, and infrastructure upgrades. I operate an e-commerce site specializing in sports nutrition supplements. The business was started in 2005 and has been running since then. Recently, I overhauled the site with a new user interface and added PayPal as an additional payment method. The site already accepts Visa, MasterCard, Amex, and Google Checkout. Annual sales in 2007 was approx. $90k and $235k in 2008. The target for 2009 was originally $500k, but due to the economy, this target will be scaled back to $400k. Proft on this should be $40-$60k. In additon, I am employed in IT making $87,360. I have put off home buying to develop the business further. Please contact me for questions. Thanks for your consideration.

A credit bureau reported the following information about this borrower member on April 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,523.00	Public Records On File:	0
Revolving Line Utilization:	77.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 381089

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
381089	$20,000	16.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 381089. Member loan 381089 was requested on April 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	Big Dreams	Debt-to-income ratio:	2.31%
Length of employment:	10 years	Location:	altadena, CA

Home town:	Pasadena
Current & past employers:	Big Dreams, FREEDOM LENDING GROUP
Education:	California State University-Los Angeles (CSULA)

This borrower member posted the following loan description, which has not been verified:

Working Capital

A credit bureau reported the following information about this borrower member on February 25, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1994	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	71
Revolving Credit Balance:	$10,029.00	Public Records On File:	0
Revolving Line Utilization:	18.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 381578

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
381578	$17,400	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 381578. Member loan 381578 was requested on April 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,917 / month
Current employer:	National Aeronautics and Space Administration (NASA)	Debt-to-income ratio:	13.38%
Length of employment:	2 years 3 months	Location:	Picayune, MS

Home town:
Current & past employers:	National Aeronautics and Space Administration (NASA)
Education:

This borrower member posted the following loan description, which has not been verified:

I am working on becoming debt free. I work for the federal government, which is only one of a few safe jobs these days, and I have a good credit history. I would like to use this money to consolidate four credit cards into one payment, which I could repay in the alloted 3 years.

A credit bureau reported the following information about this borrower member on April 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,598.00	Public Records On File:	0
Revolving Line Utilization:	57.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 383557

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383557	$4,800	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383557. Member loan 383557 was requested on April 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,333 / month
Current employer:	Sentara Health Care	Debt-to-income ratio:	16.72%
Length of employment:	20 years 8 months	Location:	Va. Beach, VA

Home town:	Wilson
Current & past employers:	Sentara Health Care
Education:

This borrower member posted the following loan description, which has not been verified:

Loan to pay off high interest credit card financed through dentist's office.

A credit bureau reported the following information about this borrower member on April 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1989	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	47	Months Since Last Delinquency:	20
Revolving Credit Balance:	$9,878.00	Public Records On File:	0
Revolving Line Utilization:	56.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 385028

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385028	$5,500	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385028. Member loan 385028 was requested on April 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,232 / month
Current employer:	Exel Logistics	Debt-to-income ratio:	21.33%
Length of employment:	8 years 9 months	Location:	HOUSTON, TX

Home town:
Current & past employers:	Exel Logistics
Education:

This borrower member posted the following loan description, which has not been verified:

I am looking to consolidate my credit card debits into one payment my credit score is 707 and i only missed one payment one month i am very reliable and have a steady job ive been working there for 6 years

A credit bureau reported the following information about this borrower member on April 6, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,041.00	Public Records On File:	0
Revolving Line Utilization:	59.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 385832

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385832	$8,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385832. Member loan 385832 was requested on March 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,750 / month
Current employer:	Walmart	Debt-to-income ratio:	11.43%
Length of employment:	4 years 7 months	Location:	STERLING, MI

Home town:
Current & past employers:	Walmart, Ark Animal Hospital
Education:	Kirtland Community College

This borrower member posted the following loan description, which has not been verified:

I would like to borrow $10,000.00 dollars towards the purchase of a manufactured home for my family. The cost of the manufactured home is $6000.00 dollars. I need the additianal funds for moving and set up of the manufactured home on our property. I may not need all of it but I would like all bases covered just in case. It's going to cost us $1,000.00 dollars to move the house. I pay all my bills on time and I have been at the same job now for almost 5 years. This would help my family greatly, we are in definate need of a new home. Thank you. Sandy

A credit bureau reported the following information about this borrower member on March 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	34
Revolving Credit Balance:	$5,142.00	Public Records On File:	0
Revolving Line Utilization:	46.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 385925

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385925	$11,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385925. Member loan 385925 was requested on April 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,000 / month
Current employer:	CSG HealthNet Solutions	Debt-to-income ratio:	13.65%
Length of employment:	1 year 8 months	Location:	Lubbock, TX

Home town:	amarillo
Current & past employers:	CSG HealthNet Solutions
Education:	South Plains College

This borrower member posted the following loan description, which has not been verified:

wedding and debt consolidation

A credit bureau reported the following information about this borrower member on April 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,476.00	Public Records On File:	0
Revolving Line Utilization:	42.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 386587

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
386587	$10,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 386587. Member loan 386587 was requested on April 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$3,150 / month
Current employer:	Dept of Homeland Security	Debt-to-income ratio:	10.38%
Length of employment:	1 year	Location:	WOODBURY, NJ

Home town:	New York City, NY
Current & past employers:	Dept of Homeland Security, Pennsauken Spine and Rehab
Education:	Lincoln Technical Institute

This borrower member posted the following loan description, which has not been verified:

a loan to purchase a vehicle

A credit bureau reported the following information about this borrower member on April 7, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,788.00	Public Records On File:	0
Revolving Line Utilization:	65.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 386787

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
386787	$8,850	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 386787. Member loan 386787 was requested on March 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	self	Debt-to-income ratio:	11.54%
Length of employment:	5 years	Location:	SARASOTA, FL

Home town:	Bielawa
Current & past employers:	self
Education:	Manatee Community College, Wyzsza Szkola Menedzerska SIG

This borrower member posted the following loan description, which has not been verified:

I am looking for a lower rate. Currently I have 12% rate.

A credit bureau reported the following information about this borrower member on March 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	30
Revolving Credit Balance:	$3,540.00	Public Records On File:	0
Revolving Line Utilization:	11.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 387377

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
387377	$20,000	17.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 387377. Member loan 387377 was requested on April 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,417 / month
Current employer:	State of california CDCR	Debt-to-income ratio:	16.93%
Length of employment:	3 years	Location:	Morro Bay, CA

Home town:	Morro Bay
Current & past employers:	State of california CDCR, nevada county public health department
Education:	San Jose State University

This borrower member posted the following loan description, which has not been verified:

Dear lender, I need 25,000.00 for a settlement offer to pay off a loan on some property. I'm a registered nurse and employed with the state of california. Although the economy is in trouble I'll always have work as a nurse. I have not been without employment since I graduated with by BSN 20 years ago. I'm a person that respects the rules and will always pay on time. Whenever possible I use automated billpay or e-bills through my banking establishment. Thank you Anna Sailors

A credit bureau reported the following information about this borrower member on April 3, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	9	Months Since Last Delinquency:	6
Revolving Credit Balance:	$18,606.00	Public Records On File:	0
Revolving Line Utilization:	67.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 387465

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
387465	$11,500	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 387465. Member loan 387465 was requested on April 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$1,558 / month
Current employer:	n/a	Debt-to-income ratio:	4.62%
Length of employment:	n/a	Location:	Lorain, OH

Home town:	Lorain
Current & past employers:	Lorain Community Hospital, Cleveland Clinic, Parma Community General Hospital
Education:	Lorain County Community College

This borrower member posted the following loan description, which has not been verified:

Will be used to fix garage roof, landscaping, a furnace for the house, new storm windows and pay off the current mortgage and some medical bills, also, paint the house. need dental care and procedures

A credit bureau reported the following information about this borrower member on March 24, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,255.00	Public Records On File:	0
Revolving Line Utilization:	37.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 387624

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
387624	$6,600	17.90%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 387624. Member loan 387624 was requested on April 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,667 / month
Current employer:	self employed	Debt-to-income ratio:	1.92%
Length of employment:	5 years 3 months	Location:	brooklyn, NY

Home town:	Brooklyn
Current & past employers:	self employed, Personal Driver
Education:	CUNY Brooklyn College

This borrower member posted the following loan description, which has not been verified:

hello, need loan to pay off few credit cards and to pay off a personal load. I can afford to pay around 200-300 dollars a month. I am self employed and work as a personal driver 3-6 days a week

A credit bureau reported the following information about this borrower member on March 24, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2004	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,778.00	Public Records On File:	0
Revolving Line Utilization:	96.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 387716

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
387716	$20,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 387716. Member loan 387716 was requested on March 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$6,617 / month
Current employer:	American Eurocopter	Debt-to-income ratio:	15.32%
Length of employment:	1 month	Location:	ALEXANDRIA, VA

Home town:	Lansing
Current & past employers:	American Eurocopter, Air methods Corporation
Education:	Embry-Riddle Aeronautical University

This borrower member posted the following loan description, which has not been verified:

I am getting this loan in order to consolidate debt into one monthly payment and pay off some credit cards.

A credit bureau reported the following information about this borrower member on March 31, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1997	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	58
Revolving Credit Balance:	$18,636.00	Public Records On File:	0
Revolving Line Utilization:	81.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 388330

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
388330	$3,250	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 388330. Member loan 388330 was requested on March 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$1,000 / month
Current employer:	Tropic Tan Lakeway	Debt-to-income ratio:	11.80%
Length of employment:	5 years 6 months	Location:	Round Rock, TX

Home town:	Hyde Park
Current & past employers:	Tropic Tan Lakeway, Texas Wings
Education:	Texas State University-San Marcos

This borrower member posted the following loan description, which has not been verified:

I will have completed my degree at Texas State University as of May and will student teach in the fall. I will be unable to work during this time and still need to pay for tuition for the fall semester as well.

A credit bureau reported the following information about this borrower member on March 31, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,352.00	Public Records On File:	0
Revolving Line Utilization:	79.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 388341

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
388341	$12,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 388341. Member loan 388341 was requested on April 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,667 / month
Current employer:	State Farm Insurance Companies	Debt-to-income ratio:	21.90%
Length of employment:	9 years 9 months	Location:	Tempe, AZ

Home town:	Colorado Springs
Current & past employers:	State Farm Insurance Companies
Education:	Colorado State University (CSU)

This borrower member posted the following loan description, which has not been verified:

Consolodating debt into one payment

A credit bureau reported the following information about this borrower member on March 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$43,863.00	Public Records On File:	0
Revolving Line Utilization:	63.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 388494

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
388494	$4,750	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 388494. Member loan 388494 was requested on April 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,767 / month
Current employer:	Mt. Clemens General Hospital	Debt-to-income ratio:	20.95%
Length of employment:	4 months	Location:	NEW HAVEN, MI

Home town:	Detroit
Current & past employers:	Mt. Clemens General Hospital
Education:	Baker College of Clinton Township

This borrower member posted the following loan description, which has not been verified:

wanting to purchase a used truck

A credit bureau reported the following information about this borrower member on April 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1993	Delinquent Amount:	$0.00
Open Credit Lines:	26	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	49	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,272.00	Public Records On File:	0
Revolving Line Utilization:	33.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 388538

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
388538	$16,500	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 388538. Member loan 388538 was requested on March 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,292 / month
Current employer:	United Health Care	Debt-to-income ratio:	8.35%
Length of employment:	2 years	Location:	ELLICOTT CITY, MD

Home town:	Mt. Pleasant
Current & past employers:	United Health Care, Hospice Of Baltimore
Education:	Central Michigan University

This borrower member posted the following loan description, which has not been verified:

Good afternoon, I'm requestng this loan to use the equity we have in our family car to 1) payoff the current loan and 2) use the balance to consolidate other debt during my husband's current umemployment. (Please note that he does work occaisonally as consultant while he searches for his next job.) We are current with all of our debt obligations at this time and anticipate no problem maintaining that status at our present income level. The estmated payment for this loan is equal to the existing loan and would not add to our monthly expenses. In fact, we are taking steps to reduce our monthly expenses, including moving to a new apartment in our complex that will save us approximately $800 per month. Thank you very much for your consideration. Best regards, Alice Baij

A credit bureau reported the following information about this borrower member on March 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$41,921.00	Public Records On File:	0
Revolving Line Utilization:	85.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 388929

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
388929	$15,500	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 388929. Member loan 388929 was requested on March 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,280 / month
Current employer:	Rockingham County Public Schools	Debt-to-income ratio:	9.60%
Length of employment:	1 year	Location:	Harrisonburg, VA

Home town:	Cheverly
Current & past employers:	Rockingham County Public Schools, Shenandoah County Public Schools
Education:	James Madison University, Lord Fairfax Community College, Shenandoah University

This borrower member posted the following loan description, which has not been verified:

I will be using this loan to refinance my credit card and to pay for a used vehicle. This rate is much better and will allow me to pay off both in 3 years.

A credit bureau reported the following information about this borrower member on March 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1989	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	34	Months Since Last Delinquency:	14
Revolving Credit Balance:	$64,831.00	Public Records On File:	0
Revolving Line Utilization:	25.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 388991

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
388991	$6,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 388991. Member loan 388991 was requested on March 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,500 / month
Current employer:	Best Doors Inc.	Debt-to-income ratio:	21.07%
Length of employment:	7 years	Location:	Salinas, CA

Home town:	Elma
Current & past employers:	Best Doors Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

I have found a great deal on two off road dirt bikes,& I need to purchase them before someone else does. I can pay the loan back within 3 to 6 months, if not sooner. This purchase means so much to my Son & I. I have my own buisness, & my Son works full time also. Please respond ASAP. Thank You So Much John Messenger

A credit bureau reported the following information about this borrower member on March 29, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1996	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,136.00	Public Records On File:	0
Revolving Line Utilization:	44.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 388996

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
388996	$11,500	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 388996. Member loan 388996 was requested on March 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,911 / month
Current employer:	A-C Transit	Debt-to-income ratio:	21.09%
Length of employment:	1 year 6 months	Location:	San Francisco, CA

Home town:	San Francisco
Current & past employers:	A-C Transit, Wherehouse Music, Anderson News Co.
Education:	San Francisco State University, City College of San Francisco

This borrower member posted the following loan description, which has not been verified:

I have 7 credit cards and I am trying to obtain this loan amount to consolidate my debt and make my payments much easier to manage. I pay all my bills on time,I send more than the monthly minimum and have not missed any monthly payments. Also, by getting this loan, I will be able to put myself on track towards my goal of eventually purchasing a house. Thank you for reading this.

A credit bureau reported the following information about this borrower member on March 28, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,416.00	Public Records On File:	0
Revolving Line Utilization:	67.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 389021

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389021	$7,750	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389021. Member loan 389021 was requested on March 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,475 / month
Current employer:	Skehan Home center	Debt-to-income ratio:	17.78%
Length of employment:	7 years 2 months	Location:	South Tamworth, NH

Home town:	laconia
Current & past employers:	Skehan Home center, Amerigas-propane
Education:	United States Marine Corp

This borrower member posted the following loan description, which has not been verified:

I have 3 credit cards that are charging 25 percent interest,I have perfect credit and would like to pay them off before they jack up my rate........... once again

A credit bureau reported the following information about this borrower member on March 29, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,610.00	Public Records On File:	0
Revolving Line Utilization:	76.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 389079

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389079	$5,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389079. Member loan 389079 was requested on April 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Lagoons RV Resort	Debt-to-income ratio:	2.60%
Length of employment:	8 years 6 months	Location:	ROCKPORT, TX

Home town:
Current & past employers:	Lagoons RV Resort, Valley First Credit Union
Education:

This borrower member posted the following loan description, which has not been verified:

Would like to borrow $15,000 for remaining college at the lowest interest rate you have. I have excellent credit and got there by paying my monthly payments on time and in full. Thank you.

A credit bureau reported the following information about this borrower member on April 2, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$724.00	Public Records On File:	0
Revolving Line Utilization:	2.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 389118

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389118	$10,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389118. Member loan 389118 was requested on April 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,917 / month
Current employer:	SNL Distrubution	Debt-to-income ratio:	20.19%
Length of employment:	6 years	Location:	BATESVILLE, AR

Home town:	Dallas
Current & past employers:	SNL Distrubution
Education:

This borrower member posted the following loan description, which has not been verified:

no note

A credit bureau reported the following information about this borrower member on March 31, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1996	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	n/a	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 389170

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389170	$12,000	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389170. Member loan 389170 was requested on March 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Mahershalash LLC dba Frullati cafe	Debt-to-income ratio:	12.62%
Length of employment:	6 years	Location:	CANFIELD, OH

Home town:	damascus
Current & past employers:	Mahershalash LLC dba Frullati cafe, smoothie island
Education:

This borrower member posted the following loan description, which has not been verified:

acurardx

A credit bureau reported the following information about this borrower member on March 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,810.00	Public Records On File:	0
Revolving Line Utilization:	32.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 389258

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389258	$5,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389258. Member loan 389258 was requested on March 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,750 / month
Current employer:	Mustang Harrys Restaurant	Debt-to-income ratio:	14.00%
Length of employment:	2 years 3 months	Location:	Bronx, NY

Home town:
Current & past employers:	Mustang Harrys Restaurant
Education:	Monroe College-Main Campus

This borrower member posted the following loan description, which has not been verified:

i am trying to buy a car and pay for the insurance

A credit bureau reported the following information about this borrower member on March 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2006	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,348.00	Public Records On File:	0
Revolving Line Utilization:	52.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 389399

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389399	$10,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389399. Member loan 389399 was requested on March 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,333 / month
Current employer:	VASNHS	Debt-to-income ratio:	9.27%
Length of employment:	7 years	Location:	LAS VEGAS, NV

Home town:	LAS VEGAS
Current & past employers:	VASNHS, APOLLO COLLEGE
Education:	WILKES UNIVERSITY

This borrower member posted the following loan description, which has not been verified:

NEEDED IN LESS THAN 2 WEEKS

A credit bureau reported the following information about this borrower member on March 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	25	Months Since Last Delinquency:	5
Revolving Credit Balance:	$10,843.00	Public Records On File:	0
Revolving Line Utilization:	68.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 389428

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389428	$12,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389428. Member loan 389428 was requested on March 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,131 / month
Current employer:	Indian Spring Country Club	Debt-to-income ratio:	9.20%
Length of employment:	7 years 8 months	Location:	Boynton Beach, FL

Home town:	St. Albans, New York
Current & past employers:	Indian Spring Country Club
Education:	SUNY College at Old Westbury

This borrower member posted the following loan description, which has not been verified:

To whom it may concern, this is extremely important for me to have a loan so that I can become debt free. The debt consolidation loan is something that I have looked into several times, now it is very urgent that my request for one is approved. When you check my credit history, my payments are and have been on time, just accumulated a lot of debt. I am a very good risk, because I pay my bills on time. I would certainly appreciate an approval. I would need this approved by theend of this week. Thanks. Thank you very much for your cooperation with this urgent matter. Very Truly Yours, Jean-Pierre Petrie

A credit bureau reported the following information about this borrower member on March 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1978	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,377.00	Public Records On File:	0
Revolving Line Utilization:	94.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 389501

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389501	$13,750	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389501. Member loan 389501 was requested on March 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Northstar Marine	Debt-to-income ratio:	17.96%
Length of employment:	1 year	Location:	Del Haven, NJ

Home town:	Cape May
Current & past employers:	Northstar Marine, Eckels Diesel
Education:	Pennco Tech

This borrower member posted the following loan description, which has not been verified:

Looking to expand seafood buisness. Purchasing a new boat with gear. Market to sell my catch is very good and outlook is good. I also work for sea tow so I always have steady income coming in.

A credit bureau reported the following information about this borrower member on March 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2005	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,269.00	Public Records On File:	0
Revolving Line Utilization:	15.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 389504

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389504	$15,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389504. Member loan 389504 was requested on March 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,614 / month
Current employer:	Four Cornerstone, LLC	Debt-to-income ratio:	8.57%
Length of employment:	4 years 7 months	Location:	Fort Worth, TX

Home town:	Dallas
Current & past employers:	Four Cornerstone, LLC, ThinkSpark
Education:	Ole Miss

This borrower member posted the following loan description, which has not been verified:

My name is Hunter and I own a small business called Four Cornerstone. Our company is in need of some working capital as our clients have not been paying on time.

A credit bureau reported the following information about this borrower member on March 30, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,700.00	Public Records On File:	0
Revolving Line Utilization:	42.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 389554

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389554	$15,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389554. Member loan 389554 was requested on March 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	a2z business systems	Debt-to-income ratio:	6.65%
Length of employment:	5 years 1 month	Location:	san francisco, CA

Home town:
Current & past employers:	a2z business systems, restaurant on the run
Education:	San Francisco State University

This borrower member posted the following loan description, which has not been verified:

i'm looking to lower the apr on my credit cards.

A credit bureau reported the following information about this borrower member on March 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2003	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,201.00	Public Records On File:	0
Revolving Line Utilization:	57.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 389571

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389571	$10,800	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389571. Member loan 389571 was requested on March 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,667 / month
Current employer:	Power Payroll, Inc. (freelance)	Debt-to-income ratio:	16.13%
Length of employment:	20 years	Location:	Atlanta, GA

Home town:	Atlanta
Current & past employers:	Power Payroll, Inc. (freelance), self
Education:	Georgia State University

This borrower member posted the following loan description, which has not been verified:

There are 3-4 options of vehicles that I'm researching to purchase. They include the BMW 525i Wagon, BMW X3 and BMW X5. Each vehicle has unique pros, which affect the asking price. The maximum loan amount would be 18K and the minimum would be 10K. I have an excellent credit history and have never been late for any financial payment / obligation. I consider myself an exceptional candidate and look forward to working with Lending Club. Thank you.

A credit bureau reported the following information about this borrower member on March 30, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1986	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$186,072.00	Public Records On File:	0
Revolving Line Utilization:	17.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 389645

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389645	$20,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389645. Member loan 389645 was requested on March 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$21,583 / month
Current employer:	Hawk Inc	Debt-to-income ratio:	16.97%
Length of employment:	24 years	Location:	Ladys Island, SC

Home town:	Walterboro
Current & past employers:	Hawk Inc
Education:	USC Gamecocks

This borrower member posted the following loan description, which has not been verified:

I'm trying to buy the lot next to my home at a deep discount which will add to my privacy and future home value. Most of the revolving debt I have came from a divorce 4 years ago. That's all cleared up & I've closed the accounts and should have them paid in full over the next 2 years. In the 2 years after the divorce I had to support 2 households so thats where the bulk of that came from (Just wanted to explain why they gave me a grade D, you can also contact me and I will provide you with recent credit report & scores showing a FICO scores of 685, 699 & 701) I've had over 20 plus years on excellent credit, never missed a payment not even during my divorce. This loan is 100% safe and will be paid back!

A credit bureau reported the following information about this borrower member on March 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1987	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$58,981.00	Public Records On File:	0
Revolving Line Utilization:	84.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 389660

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389660	$20,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389660. Member loan 389660 was requested on April 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,292 / month
Current employer:	David Fong, D.D.S.	Debt-to-income ratio:	3.10%
Length of employment:	6 years 6 months	Location:	Thousand Oaks, CA

Home town:	Los Angeles
Current & past employers:	David Fong, D.D.S.
Education:

This borrower member posted the following loan description, which has not been verified:

I am requesting this loan for: 1. A used car. My car just petered out on me, which was not entirely unexpected. I had vowed to drive it until its death and then find a low mileage environmentally friendly Civic that was easy on the pocket book. Looking to spend 10K or less. 2. An elective surgery that I have elected to have. My co-pay is approx 10K. I found out last year due to some mild hip discomfort that I have congenital hip dysplasia (yes like dogs but people get it too). The joints are slowly starting to deteriorate due to the abnormal stress of dysplasia. If I do nothing I will be in hip replacement in 5-10 years, which I am too young for. If I have the surgery it will correct the defect and keep me out of hip replacement possibly for good or at least for another 20-25 yrs. I have done a TON of research and am making a very well informed decision. I am a terrific candidate for this loan because I have excellent credit, a long-term stable job and little to no debt. I do not live beyond my means and have a small nest egg in IRAs that I have been working on (enough to cover this loan if necessary). As a matter of fact I may end up using a part of my IRA to pay back the medical portion of this loan as you can use IRA contributions for a percentage of your medical expenses with no tax penalties. I just haven?t decided on that yet and am requesting this loan to get me going until I do decide. I was excited to find this site and hope to be an investor someday. Thanks for your consideration.

A credit bureau reported the following information about this borrower member on April 1, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$99.00	Public Records On File:	0
Revolving Line Utilization:	0.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 389701

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389701	$8,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389701. Member loan 389701 was requested on April 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,500 / month
Current employer:	Retired	Debt-to-income ratio:	15.44%
Length of employment:	n/a	Location:	Columbus, OH

Home town:	Columbus
Current & past employers:	Retired, State of Ohio, Dept. of Youth services
Education:

This borrower member posted the following loan description, which has not been verified:

Dear Sirs, My credit card balances are staggering. My wife helped a friend, financially. He took advantage of her and she had to file bankruptcy. As a result we had to rely on credit cards for basic essentials - fuel, food, taxes, etc. for a while. This drove the balances much higher than they should ever be. We have been trying to fight back since. One credit card company sold the card and the interest rate shot up. We are having trouble paying the minimum payments on this account and playing catchup. They have offered a deal to pay just under $6,000, and they will forgive the remaining balance. We also are in dire need of a new hot water heater. I am retired and have been a homeowner for 45+ years. My wife is working extra hours to help get caught up. A loan would allow us to pay back the money at a more affordable rate. The other $2,000 would help eliminate another debt and keep us out of tax trouble. We are three years away from paying off our house and trying very hard to eliminate credit card use at all. We just need a little help. I have never defaulted on a loan and would greatly appreciate some help.

A credit bureau reported the following information about this borrower member on March 31, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1985	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	19	Months Since Last Delinquency:	13
Revolving Credit Balance:	$21,202.00	Public Records On File:	0
Revolving Line Utilization:	88.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 389706

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389706	$9,800	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389706. Member loan 389706 was requested on April 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,833 / month
Current employer:	ccc transportation	Debt-to-income ratio:	22.62%
Length of employment:	4 years 8 months	Location:	winter haven, FL

Home town:	Panama City
Current & past employers:	ccc transportation, B&E Automotive, Goodyear Tire & Rubber
Education:

This borrower member posted the following loan description, which has not been verified:

i would like to get a loan to consolidate some credit card bills and to have a little left so i can put me a concrete slab in front of my shed so i can get my stuff off the driveway and my wife can have her drive way back. she has a nice front yard and i hate seeing my stuff making it look bad.

A credit bureau reported the following information about this borrower member on March 31, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1990	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	48	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,248.00	Public Records On File:	0
Revolving Line Utilization:	23.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 389730

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389730	$20,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389730. Member loan 389730 was requested on March 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,332 / month
Current employer:	City of Los Angeles	Debt-to-income ratio:	1.95%
Length of employment:	5 years 9 months	Location:	Los Angeles, CA

Home town:	Rochester
Current & past employers:	City of Los Angeles, So Cal Gas
Education:	California State University-Los Angeles (CSULA)

This borrower member posted the following loan description, which has not been verified:

I would like to move part of a home equity credit loan over to a personal loan, as I would like to refinance my mortgage at a lower rate. I have heard that Banks are blocking refinances by refusing to resubordinate equity loans. That is the purpose of this loan.

A credit bureau reported the following information about this borrower member on March 31, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$45,210.00	Public Records On File:	0
Revolving Line Utilization:	3.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 389741

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389741	$25,000	17.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389741. Member loan 389741 was requested on March 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$22,083 / month
Current employer:	Double-Take Software	Debt-to-income ratio:	12.76%
Length of employment:	5 years 2 months	Location:	West Grove, PA

Home town:	Wilkes Barre
Current & past employers:	Double-Take Software, Qwest Communications
Education:	Bucknell University

This borrower member posted the following loan description, which has not been verified:

I am looking to consolidate 3 credit card vendors into one loan with a fixed interest rate. I am tired of the policies of the credit card companies, rate changes, fees, higher minumums, etc. I have 10,000 cash to settle any outstanding balances that this loan will not cover. Therefore, this loan will consolidate all unsecured debt with one vendor (Lending club). Once consolidated, I will then re-finance my mortgage from 7% to todays rates.

A credit bureau reported the following information about this borrower member on March 31, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1991	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	48	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,172.00	Public Records On File:	0
Revolving Line Utilization:	95.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 389743

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389743	$5,400	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389743. Member loan 389743 was requested on March 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	Nestle Prepared foods	Debt-to-income ratio:	14.50%
Length of employment:	2 years 2 months	Location:	Pacoima, CA

Home town:	Panorama City
Current & past employers:	Nestle Prepared foods, AMC theatres
Education:	Los Angeles Valley College

This borrower member posted the following loan description, which has not been verified:

just trying to pay ouff a portion of my high interest credit card. also trying to use some of the money to spend a little more time with my brother eho is currently serving in the navy and will be shipped out to the pursain gulf this June.

A credit bureau reported the following information about this borrower member on March 31, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,289.00	Public Records On File:	0
Revolving Line Utilization:	60.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 389753

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389753	$24,000	18.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389753. Member loan 389753 was requested on March 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,917 / month
Current employer:	The Castle of Chaos, LLC	Debt-to-income ratio:	13.73%
Length of employment:	7 years 8 months	Location:	North Salt Lake, UT

Home town:	Boston
Current & past employers:	The Castle of Chaos, LLC, United States Army Reserves, University of Utah Hospital
Education:	Brigham Young University, Universtiy of Utah

This borrower member posted the following loan description, which has not been verified:

I have great credit and a small business that grosses over $500,000.00 annually and has been very profitable for several years. Unfortunately, I have lost over 150K credit in the recent "credit crunch" with American Express, Bank of America and Chase reducing my credit limits dramatically. I have poured all of my money into growing my company and losing so much credit will leave me cash poor before I make the majority of my annual income this Fall. Now I am stuck borrowing money at a high rate of interest to get through the next six months and keep my employees. I don't want to lay anyone off and this would be the first "step backwards" for me in 8 years of business. It is better for my business to pay extra interest and keep employees as well. In my life I have only been 30 days late on one payment and until my credit limits were dropped, my credit hovered around 750. It is now around 700 even though I have paid off over $60,000 in debt this year- because my credit limits were dropped to what I owe. I was in the Army Reserves for 14 years (honorable D/C as an officer). I attended BYU and then the U of U.

A credit bureau reported the following information about this borrower member on March 31, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1991	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	40	Months Since Last Delinquency:	8
Revolving Credit Balance:	$160,896.00	Public Records On File:	0
Revolving Line Utilization:	80.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 389765

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389765	$20,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389765. Member loan 389765 was requested on March 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	Rho, Inc	Debt-to-income ratio:	23.25%
Length of employment:	4 years	Location:	Plano, TX

Home town:	Albuquerque
Current & past employers:	Rho, Inc
Education:	University of North Carolina at Chapel Hill (UNC)

This borrower member posted the following loan description, which has not been verified:

I would like to pay off an unsecured bank loan of $7,000 and 2 high interest credit cards. After obtaining my masters degree, I have worked for the past 4 years at the same company as a Statistician. I pay all of my bills at the 1st of every month and usually pay more than the minimum amount. By consolidating debt, I would have 1 payment as opposed to 3 and be able to pay it off within 3 years. Running the numbers, my monthly consolidated payment would be lower than what I am currently paying.

A credit bureau reported the following information about this borrower member on March 31, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1991	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	77
Revolving Credit Balance:	$18,789.00	Public Records On File:	0
Revolving Line Utilization:	52.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 389779

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389779	$5,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389779. Member loan 389779 was requested on March 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,500 / month
Current employer:	Amity Regional Junior High	Debt-to-income ratio:	3.82%
Length of employment:	21 years	Location:	Old Saybrook, CT

Home town:
Current & past employers:	Amity Regional Junior High
Education:	Gateway Community and Technical College

This borrower member posted the following loan description, which has not been verified:

Using this money pay Gateway Community College to continue my education while still working.

A credit bureau reported the following information about this borrower member on March 31, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1991	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	21	Months Since Last Delinquency:	18
Revolving Credit Balance:	$1,157.00	Public Records On File:	0
Revolving Line Utilization:	3.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 389780

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389780	$5,000	16.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389780. Member loan 389780 was requested on March 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Weavers Fine Furniture	Debt-to-income ratio:	20.86%
Length of employment:	8 years 7 months	Location:	Fresno, OH

Home town:	Sugarcreek
Current & past employers:	Weavers Fine Furniture
Education:	Kent State University-Tuscarawas Campus

This borrower member posted the following loan description, which has not been verified:

Need the money to pay off some debt that has high interest.

A credit bureau reported the following information about this borrower member on March 31, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	46	Months Since Last Delinquency:	23
Revolving Credit Balance:	$8,652.00	Public Records On File:	1
Revolving Line Utilization:	80.10%	Months Since Last Record:	109
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 389784

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389784	$12,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389784. Member loan 389784 was requested on March 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	n/a	Debt-to-income ratio:	16.16%
Length of employment:	n/a	Location:	Mission Viejo, CA

Home town:	Pine River
Current & past employers:	Invensys, US Air Force, St. Joseph's Medical Center
Education:	Community College of the Air Force (CCAF), Central Lakes College-Brainerd, University of Phoenix-Online Campus

This borrower member posted the following loan description, which has not been verified:

I've been making all my payments on time with this card and often 2-4 times the minimum amount. However the 23% APR on the card which the company does not want to lower is too much. The only thing I charge on this card is tuition, which now in hind sight I should have got a student loan when I started. I work full time and will be graduating with my Bachelor's in June. I don't mind paying off the debt, I would just like to pay more towards the principal and less towards interest so I can get out of debt sooner.

A credit bureau reported the following information about this borrower member on March 31, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,904.00	Public Records On File:	0
Revolving Line Utilization:	66.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 389788

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389788	$12,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389788. Member loan 389788 was requested on April 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,184 / month
Current employer:	T-Mobile USA	Debt-to-income ratio:	22.03%
Length of employment:	3 years 7 months	Location:	Ewing, NJ

Home town:	Chestertown
Current & past employers:	T-Mobile USA, Mealeys Furniture, Denny's Restaurant
Education:	Strayer University at Washington, DC, Chesapeake College

This borrower member posted the following loan description, which has not been verified:

I am a 25yr old retail manager for T-Mobile (employed there for almost 4 yrs and steadily promoted). I have been fully independant since I was 17 living alone and working full time. I am highly motivated and responsible with a consistent and verifiable track record of hard work and payment history. I put myself through college receiving my AA and BBA. The reason I am here asking for help is because I did make some mistakes over the past year or two that created credit/store card debt and 1 personal loan that have interest rates that recently rose to more then mid 20%. One credit card with the largest balance is about 30% now. I had a bit of a shopping issue in the past but have learned my lesson fully! My credit score is still solid in the mid/high 600's and I want to raise it to over 700! I make all of my payments on time since 2003 often for more then the minimum however the impact to overall balance is minimal because of these rates. I have now reached a point where I am living paycheck to paycheck in efforts to pay down these balances. Although I have been successful to pay of 1 account so far. As a single woman that is not a place that makes me feel secure. For the first time, this month I am unable to make my truck payment on time and that scares me! I have worked so hard to do the right things and want to buy a home soon! Having this loan would clearly allow me to consolidate these huge interest rates and save money required to be paid each month. With a lower amount to pay this debt monthly and lower rates. I will then be able to save some money to again have a cushion and once settled I am confident I can even make double payments to truly become debt free sooner then this 36 month period. I would be left with only my student loans, remaining auto loan (which will be done in about 2yrs), and monthly living costs (rent/utilities) and then will be able to acheive my dream and buy a home within the next year or so. Please help me I dont want to have everything I have worked so hard for become crushed now in this economic time of insane interest rates!

A credit bureau reported the following information about this borrower member on April 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,532.00	Public Records On File:	0
Revolving Line Utilization:	32.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 389796

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389796	$13,450	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389796. Member loan 389796 was requested on March 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,317 / month
Current employer:	Bose Corporation	Debt-to-income ratio:	18.64%
Length of employment:	1 year 7 months	Location:	Chestnut Hill, MA

Home town:	Wilkes-Barre
Current & past employers:	Bose Corporation, Phoenix Contact
Education:	Clark University

This borrower member posted the following loan description, which has not been verified:

Dear Lenders, The credit card debt I've personally accumulated over the last few years has me financially and mentally crippled. I've committed to turning my life around and working toward a solid financial future. I feel extremely fortunate I still have my job/career as a Systems Analyst. I've already curbed spending by going out less for dinners and packing my lunch or work. I?ve taken full stock of my physical possessions and have sold electronics and clothes. If you can approve my application, I will pay off two credit cards with balances of $7500.00 and $3700.00. I promise to pay you back on time. Once my credit card debts and loans are paid in full, my long term goal is to save for a house/condo. Thank you very much for your consideration. Debbie Savage

A credit bureau reported the following information about this borrower member on March 31, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1987	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	25	Months Since Last Delinquency:	2
Revolving Credit Balance:	$6,021.00	Public Records On File:	0
Revolving Line Utilization:	57.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 389810

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389810	$8,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389810. Member loan 389810 was requested on April 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,083 / month
Current employer:	microsoft	Debt-to-income ratio:	1.81%
Length of employment:	8 years	Location:	MONROE, WA

Home town:	oakland
Current & past employers:	microsoft
Education:	uofo

This borrower member posted the following loan description, which has not been verified:

Howdy All It's time to get an economy car - gas prices will be going up this spring / summer Thanks To All RT

A credit bureau reported the following information about this borrower member on April 4, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1986	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	38
Revolving Credit Balance:	$20,749.00	Public Records On File:	0
Revolving Line Utilization:	27.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 389844

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389844	$11,500	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389844. Member loan 389844 was requested on March 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,825 / month
Current employer:	Foothills Machining	Debt-to-income ratio:	10.30%
Length of employment:	15 years 6 months	Location:	Six Mile, SC

Home town:
Current & past employers:	Foothills Machining
Education:

This borrower member posted the following loan description, which has not been verified:

I have two credit cards carrying balances and two without balances. BofA=3860. @ 23.99% 135/month min. GMAC=7650. @24.99% 227/month min. I'm going to cancel all except 1, and not carry a balance on it. At minimum payments I will never get out of debt. I am current on all my other bills, mortgage,utilities etc. I've been employed at the same business (metal fabrication) for 16 years.

A credit bureau reported the following information about this borrower member on March 31, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	17	Months Since Last Delinquency:	21
Revolving Credit Balance:	$11,361.00	Public Records On File:	0
Revolving Line Utilization:	35.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 389846

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389846	$7,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389846. Member loan 389846 was requested on April 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,667 / month
Current employer:	Blackstone Technology Group	Debt-to-income ratio:	8.05%
Length of employment:	2 years 5 months	Location:	Cameron Park, CA

Home town:	Raleigh
Current & past employers:	Blackstone Technology Group, Oracle Corporation
Education:	San Francisco State University

This borrower member posted the following loan description, which has not been verified:

I'm responding to the terms listed in Lending Tree application(see below). We'd like to move forward with application. Amount $7,000 Interest rate 9.32% APR 9.83% Term 36 months Monthly payment $223.63 Please advise as to what the next steps are. Thanks in advance for your help, Vanessa

A credit bureau reported the following information about this borrower member on April 2, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	32	Months Since Last Delinquency:	11
Revolving Credit Balance:	$962.00	Public Records On File:	0
Revolving Line Utilization:	4.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 389847

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389847	$20,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389847. Member loan 389847 was requested on March 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	OHIO STATE UNIVERSITY MEDICAL CENTER	Debt-to-income ratio:	9.31%
Length of employment:	6 years	Location:	COLUMBUS, OH

Home town:	koribondo
Current & past employers:	OHIO STATE UNIVERSITY MEDICAL CENTER, ohio state university medical center
Education:	Columbus State Community College

This borrower member posted the following loan description, which has not been verified:

To invest into a business.

A credit bureau reported the following information about this borrower member on March 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	63
Revolving Credit Balance:	$1,483.00	Public Records On File:	0
Revolving Line Utilization:	4.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 389885

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389885	$10,000	16.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389885. Member loan 389885 was requested on March 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	G. Edward Solutions at Microsoft	Debt-to-income ratio:	11.18%
Length of employment:	3 years 2 months	Location:	Aventura, FL

Home town:	Santos
Current & past employers:	G. Edward Solutions at Microsoft, Sails Homes Inc.
Education:	Florida International University, Barry University

This borrower member posted the following loan description, which has not been verified:

I had the opportunity to buy a franchise 5 months ago and since then I have been trying to obtain a loan from a bank, any bank. Due to the economic situation of the country it has been impossible for me to do this, mainly because I am not a property owner. Since November 2008 I have taken ownership of this business and have been maintain it with liquid cash but at this point I do need some financial funding, the fact that I haven't gotten this has caused me to make a few late payments here and there, in turn lowering my credit score. I do have a steady job, with a steady paycheck and I am not relying 100% on the business to pay back this loan. Please help! many thanks in advance, Bianca

A credit bureau reported the following information about this borrower member on March 24, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	37
Revolving Credit Balance:	$6,070.00	Public Records On File:	0
Revolving Line Utilization:	88.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 389895

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389895	$25,000	18.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389895. Member loan 389895 was requested on April 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,250 / month
Current employer:	Susan Welch Human Resources Consulting	Debt-to-income ratio:	14.59%
Length of employment:	4 years 3 months	Location:	San Jose, CA

Home town:
Current & past employers:	Susan Welch Human Resources Consulting
Education:

This borrower member posted the following loan description, which has not been verified:

I'm seeking this loan in order to pay off a couple of accounts which have recently raised their interest rates. Financial institutions have started to want things all their way - expecting the government's money and more of all our individual money as well. Goodbye userers, hello Lending Club!

A credit bureau reported the following information about this borrower member on March 31, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	43
Revolving Credit Balance:	$51,896.00	Public Records On File:	0
Revolving Line Utilization:	67.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 389918

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389918	$10,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389918. Member loan 389918 was requested on March 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,875 / month
Current employer:	Imagine College Prep High School	Debt-to-income ratio:	14.71%
Length of employment:	8 months	Location:	Saint Louis, MO

Home town:	Newton
Current & past employers:	Imagine College Prep High School
Education:	Michigan State University

This borrower member posted the following loan description, which has not been verified:

I am a first year teacher in an urban school with little to no resources. I have funded everything for my class and have since landed in debt. I am looking to refinance my credit card debt at a better rate and manage my payments better.

A credit bureau reported the following information about this borrower member on March 31, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,316.00	Public Records On File:	0
Revolving Line Utilization:	52.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 389957

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389957	$14,500	16.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389957. Member loan 389957 was requested on March 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,150 / month
Current employer:	Truman Medical Center	Debt-to-income ratio:	23.01%
Length of employment:	19 years 1 month	Location:	kansas city,, KS

Home town:	Kansas City
Current & past employers:	Truman Medical Center, bethany medical center
Education:	kckcc

This borrower member posted the following loan description, which has not been verified:

I would like to pay off a high interest personal loan from beeficial of 18,600. and pay off a credit card. I also need a new transmission for my truck.

A credit bureau reported the following information about this borrower member on March 31, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1989	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	25	Months Since Last Delinquency:	19
Revolving Credit Balance:	$22,720.00	Public Records On File:	0
Revolving Line Utilization:	86.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 389976

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389976	$25,000	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389976. Member loan 389976 was requested on March 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,083 / month
Current employer:	Flextronics	Debt-to-income ratio:	0.61%
Length of employment:	7 years 3 months	Location:	Frisco, TX

Home town:	El Paso
Current & past employers:	Flextronics, Verteq
Education:	University Of Redlands

This borrower member posted the following loan description, which has not been verified:

We are in the process of closing on an apartment complex with 22 units. We have enough money saved for the down payment. The loan will assist us in updating the units and allow us to increase rental income and provide better housing conditions. The updates are cosmetic in nature and costs have been validated. We can pay back this loan within a one year period or less. Looking forward to hearing from you and appreciate your support.

A credit bureau reported the following information about this borrower member on March 31, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1989	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,066.00	Public Records On File:	1
Revolving Line Utilization:	46.30%	Months Since Last Record:	104
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 390013

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390013	$16,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390013. Member loan 390013 was requested on April 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,433 / month
Current employer:	Trial court of Massachusetts	Debt-to-income ratio:	3.63%
Length of employment:	17 years 2 months	Location:	Winchendon, MA

Home town:	Dyersville
Current & past employers:	Trial court of Massachusetts, Army national guard
Education:	mount whautchusett com. college

This borrower member posted the following loan description, which has not been verified:

Already making payments for the debts that exist today. Just looking for one payment and lower interest rate . Thank you Kenneth

A credit bureau reported the following information about this borrower member on April 1, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	39
Revolving Credit Balance:	$15,306.00	Public Records On File:	0
Revolving Line Utilization:	51.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 390018

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390018	$16,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390018. Member loan 390018 was requested on April 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	self-employed	Debt-to-income ratio:	2.50%
Length of employment:	n/a	Location:	Tyler, TX

Home town:	Snyder
Current & past employers:	self-employed, Drilling Management International, Singapore
Education:	Univeristy of Texas at Arlington

This borrower member posted the following loan description, which has not been verified:

The loan would be used as working capital for investing in East Texas residential property, with the primary target being relatively new mobile homes already installed on land. The best targets are mobile homes which qualify for FHA financing, which is still available. This means homes installed on HUD approved foundations, which have only been moved one time from the factory to a home site. A typical deal would cost +/- $25,000 for purchase, less than $3,000 for clean up & fix up (I do most of the work myself). These homes can be sold for +/- $40,000, normally within 60 days. Texas has been much less affected by the current economic crisis than other parts of the country. February unemployment for East Texas was reported to be 6.5%. I have done this business on a part time basis for several years, and have bought, fixed up and sold 5 houses of this type. Each house was sold at a profit. Now I am planning to do this business full time.

A credit bureau reported the following information about this borrower member on April 1, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1975	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,823.00	Public Records On File:	0
Revolving Line Utilization:	7.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 390021

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390021	$7,200	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390021. Member loan 390021 was requested on April 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Self	Debt-to-income ratio:	13.17%
Length of employment:	4 years 3 months	Location:	ATLANTA, GA

Home town:	New York
Current & past employers:	Self
Education:	Georgia Perimeter College, Georgia Institute of Technology

This borrower member posted the following loan description, which has not been verified:

When I was an undergraduate student at a presitigious university, I was placing school-related expenses on my credit cards. These expenses ranged from a once-a-week coffee to 500-page textbooks. Since I was an out-of-state student, I could not use the same state-paid scholarship I would have been entitled to had I attended an in-state university. However, I felt the added benefit of the out-of-state university outweighed the marginal benefit of staying in-state. I picked up jobs to pay for my rent and tuition. Now that I am finished, I am looking to consolidate my debt from my two high-interest credit cards charging around ~27% APR. This rate was locked in when I first started using a credit card and had no prior history. Even with a high interest rate, I am consistent in paying more than 3 times the minimum required payment. I believe I am a responsible borrower. I have been living in the same apartment for 3 years now, do not spend frivolously, and pay three times the minimum payment each month. Obviously ~27% APR is a lot of interest and a more favorable APR would be a great help to me. I am sure I could pay off any loan BEFORE the standad 36mo which were quoted to me.

A credit bureau reported the following information about this borrower member on April 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1981	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	37
Revolving Credit Balance:	$19,434.00	Public Records On File:	0
Revolving Line Utilization:	43.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 390038

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390038	$9,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390038. Member loan 390038 was requested on April 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,666 / month
Current employer:	Sunset Country Club	Debt-to-income ratio:	20.30%
Length of employment:	2 years 4 months	Location:	ADEL, GA

Home town:	Charlotte
Current & past employers:	Sunset Country Club
Education:	Belmont Abbey College, North Carolina State University at Raleigh, Alamance Community College

This borrower member posted the following loan description, which has not been verified:

I need to pay off 3 credit cards. I am a General Manager of a Country Club and my wife is a teacher. We own our home, and have a small child. I have not missed a payment on anything in at least the last five years and the one derrogatory score on my credit is being disputed as it was a credit card from colleges that my parents paid off. I need a better rate than the original offer as my main credit card is at 9%.

A credit bureau reported the following information about this borrower member on April 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1997	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$42,813.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 390091

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390091	$16,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390091. Member loan 390091 was requested on April 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$17,500 / month
Current employer:	Boeing Inc.	Debt-to-income ratio:	14.93%
Length of employment:	3 years 1 month	Location:	fairfax station, VA

Home town:
Current & past employers:	Boeing Inc., Federal Bureau of Investigation (FBI) contractor
Education:	Ph.d

This borrower member posted the following loan description, which has not been verified:

Home remodling project

A credit bureau reported the following information about this borrower member on April 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1991	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$46,392.00	Public Records On File:	0
Revolving Line Utilization:	81.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 390098

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390098	$5,500	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390098. Member loan 390098 was requested on April 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,584 / month
Current employer:	Kevin Leong	Debt-to-income ratio:	12.70%
Length of employment:	2 years 11 months	Location:	Richmond Hill, NY

Home town:	Brooklyn
Current & past employers:	Kevin Leong, Nancy Morris
Education:	Adelphi University, Fordham University

This borrower member posted the following loan description, which has not been verified:

Hi I am getting rid of my 2006 Nissan Altima. I never use it and live in NYC so I am going to use Zip car instead. The problem is I am "over-under" on my loan. Meaning what my car is worth is less than what I owe on the car. I am able to sell it but I need to pay off the balance. This loan will enable me to sell the car and be free of the loan. Thank you!

A credit bureau reported the following information about this borrower member on April 2, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	24	Months Since Last Delinquency:	21
Revolving Credit Balance:	$1,953.00	Public Records On File:	0
Revolving Line Utilization:	57.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 390144

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390144	$5,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390144. Member loan 390144 was requested on April 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,750 / month
Current employer:	Self Employed	Debt-to-income ratio:	23.90%
Length of employment:	12 years 6 months	Location:	Woodland, PA

Home town:
Current & past employers:	Self Employed
Education:

This borrower member posted the following loan description, which has not been verified:

To pay for parts/supplies for future work and installations for customers.

A credit bureau reported the following information about this borrower member on April 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1988	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$70,432.00	Public Records On File:	0
Revolving Line Utilization:	89.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 390155

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390155	$20,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390155. Member loan 390155 was requested on April 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Sprint Nextel Corp.	Debt-to-income ratio:	8.22%
Length of employment:	12 years	Location:	Overland Park, KS

Home town:	bellevue
Current & past employers:	Sprint Nextel Corp.
Education:	university of kansas

This borrower member posted the following loan description, which has not been verified:

Loan is for additional lending capital for a pawn shop we opened 7 months ago. All start up costs have been paid and loan is for capital to make additional loans. If you have read anything about the pawn shop industry you know business is booming. We find ourselves needing more capital to make additional loans - loans that are backed up with collateral that we hold at our shop. The collateral is extremely liquid and is worth a minimum of 165% of the amount we make the loan on. Our interest rate? 180% APR!!!. 56% of Americans live paycheck to paychedk. 20% of the United states population does not have a bank. Lending and credit services are provided to individuals who do not have cash resources or access to credit to meet short term cash needs.The pawn shop will also provide services to people who are unable (or unwilling) to do business with commercial banks. Pawn shop will offer non-recourse loans collateralized by tangible personal property such as jewelry, consumer electronics, tools, sporting goods, musical instruments, etc. Our current loan average loan amount is $130.00 at an interest rate of 15% per month (180 % APR) The pawn shop will hold the merchandise for 60-90 days, giving the borrower time to repay the loan amount plus interest. Statistically, 15-20% of pawn shops customers do not repay the loan, which allows the pawn shop to generate additional profit (In Addition To The Interest Charges) from the items resale. Since the loan amount is based on 30% of the items market value, defaulted loans can be one of the shops biggest profit generators. A typical loan at a pawn shop is for $100.00 and is secured by a household item worth $200.00. If the loan is not repaid within 30 days the pawn shop gets to keep the item. With the on line auction site E-Bay, disposition of unclaimed loan merchandise is quite easy and profitable. Additional revenue soures for the shop are: Check cashing for people to cash checks who do not have a bank. We purchase gold and jewelry outright from people (gold is trading at an all time high, which has a lot of people selling their old rings and jewelry). WE BUY GOLD! We provide other financial services such as money orders, money transfers, tax preparation, prepaid phone cards, and Cricket prepaid phone plans. For more information on modern day, professional managed pawn shops check out this link: http://www.cashamerica.com/casham.html

A credit bureau reported the following information about this borrower member on April 1, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1991	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,606.00	Public Records On File:	0
Revolving Line Utilization:	4.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 390159

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390159	$7,500	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390159. Member loan 390159 was requested on April 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$19,550 / month
Current employer:	Stanford University	Debt-to-income ratio:	15.01%
Length of employment:	1 year 9 months	Location:	Hayward, CA

Home town:	Smithtown
Current & past employers:	Stanford University, Columbia University, University of CA, Irvine, Creighton University
Education:	CUNY Bernard M Baruch College, Creighton University, SUNY at Oneonta

This borrower member posted the following loan description, which has not been verified:

I want to put money in a retirement fund by Apr 15 to deduct on 2008 income taxes. Rather than take the money out of savings, I would like a loan so I can ensure liquidity for emergencies. My AGI is in the 25% bracket, so the tax savings will more than offset the cost of the loan. I am a very reliable borrower. I have a secure position at a reputable institution. I have a good salary, plus a bonus. In addition, I receive a guaranteed pension payment from a prior employer, as well as rental income. I have always paid all my bills.

A credit bureau reported the following information about this borrower member on April 1, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1988	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	53
Revolving Credit Balance:	$82,153.00	Public Records On File:	0
Revolving Line Utilization:	88.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 390169

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390169	$8,500	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390169. Member loan 390169 was requested on April 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,833 / month
Current employer:	Greatland Realty	Debt-to-income ratio:	13.75%
Length of employment:	1 year 2 months	Location:	Mira Loma, CA

Home town:	ontario
Current & past employers:	Greatland Realty
Education:	California State University San Bernardino

This borrower member posted the following loan description, which has not been verified:

Good afternoon, I would like a loan of $20,000 to consolidate my debt including my car loan. I would very much rather owe one institution/lender than several. This way I could also save on my car insurance, by not having to have full-coverage. Also, I do get paid cash but this has not affected my credit score since I have paid on time, not going to say always because there were two instances where I paid late, but not later than 15 days past the due date, and this was over a year. I'm responsible and in no manner will I misuse the money. I'm a college graduate, hence why I'm in debt, I used my credit cards for tuition, books, gas, meals, and supplies. I don't want to damage my credit, so debt consolidation is out of the question, so is bankruptcy. I don't believe in the easy way out, regardless the situation I made a conscious choice to use my credit cards even though it was for college. But now, I ask to have only one payment, it would facilitate making the payments, less of a headache. Please consider my request, I will be forever grateful.

A credit bureau reported the following information about this borrower member on April 1, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,131.00	Public Records On File:	0
Revolving Line Utilization:	57.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 390172

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390172	$5,600	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390172. Member loan 390172 was requested on April 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,917 / month
Current employer:	Aerial Company	Debt-to-income ratio:	14.43%
Length of employment:	6 years 8 months	Location:	Marinette, WI

Home town:	Marinette
Current & past employers:	Aerial Company
Education:	University of Wisconsin-Green Bay

This borrower member posted the following loan description, which has not been verified:

loan for insulation in home and appliances

A credit bureau reported the following information about this borrower member on April 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1986	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	42
Revolving Credit Balance:	$15,341.00	Public Records On File:	0
Revolving Line Utilization:	40.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 390193

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390193	$9,500	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390193. Member loan 390193 was requested on April 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	Group Acumen	Debt-to-income ratio:	3.73%
Length of employment:	3 years	Location:	MILWAUKEE, WI

Home town:	Milwaukee
Current & past employers:	Group Acumen, Fiserv Inc., North Shore Bank
Education:	University of Wisconsin-Green Bay

This borrower member posted the following loan description, which has not been verified:

I am seeking an auto loan to purchase a used Jeep Wrangler. My previous auto loan, through BMW Financial, was paid in full. Throughout my credit history I have never missed a payment on any of my accounts, ever.

A credit bureau reported the following information about this borrower member on April 1, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$700.00	Public Records On File:	0
Revolving Line Utilization:	14.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 390205

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390205	$9,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390205. Member loan 390205 was requested on April 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	Infinite Systems Services Incorporated	Debt-to-income ratio:	9.66%
Length of employment:	3 years 6 months	Location:	Saint Charles, MO

Home town:	Irvington
Current & past employers:	Infinite Systems Services Incorporated
Education:	Western State College of Colorado

This borrower member posted the following loan description, which has not been verified:

Dear Lenders, My wife and I having been waiting a very long time to be in a great position to take on a loan for a truck to pull our gooseneck horse trailer. The hobby we enjoy most in our lives is to go camping with our three horses and three dogs. We love nature and spending time with our animals. We are very responsible when it comes to taking care of our environment and so would only be using our truck for towing our trailer and hauling large items in it's bed. The only reason we need such a large one ton, 4 door truck is for its towing capability in pulling such a large trailer and for it's cab space to bring along our dogs, friends, and family to share in the fun and relaxation. We love the idea of buying from a private party so as to help them out at the same time as they help us save money by not going through a dealership. This is the same reason we would like to go through lending club. I would always prefer to have an individual make money off of my loan rather than an impersonal bank. As for our financial responsibility, we are very reliable in paying off our debt. After a rocky start to our relationship about 8 years ago, we have taken great care and pride in our credit and financial situation. We have NEVER been late on a payment!! We would greatly appreciate the opportunity to do business with you. Thank you for considering us for your lending network. Sincerely, Jason Irwin

A credit bureau reported the following information about this borrower member on April 1, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	76
Revolving Credit Balance:	$1,813.00	Public Records On File:	1
Revolving Line Utilization:	27.10%	Months Since Last Record:	90
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 390228

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390228	$7,200	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390228. Member loan 390228 was requested on April 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,375 / month
Current employer:	Wells Fargo	Debt-to-income ratio:	12.83%
Length of employment:	3 years	Location:	San Francisco, CA

Home town:	Bradford
Current & past employers:	Wells Fargo
Education:	University of Pittsburgh-Main Campus

This borrower member posted the following loan description, which has not been verified:

I live in SF. I really like the area, have been here for 3 years now. Want to buy a place in the city and am looking to reduce my debt to get my score over 750. I have a couple cards which have 20% and that is extremely high. Graduated at Univ. of Pitt with a B.S in C.S.

A credit bureau reported the following information about this borrower member on April 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	62
Revolving Credit Balance:	$28,767.00	Public Records On File:	0
Revolving Line Utilization:	74.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 390251

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390251	$5,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390251. Member loan 390251 was requested on April 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,425 / month
Current employer:	self	Debt-to-income ratio:	9.36%
Length of employment:	15 years	Location:	sherman oaks, CA

Home town:	Sun Valley
Current & past employers:	self
Education:

This borrower member posted the following loan description, which has not been verified:

Hello, My name is Rachel. I am inquiring about a personal loan (preferably line of credit). I have been leasing the home that my 3 year old and I live in and have just been informed that the landlord is wanting and wiling to sell it to me. That's great news! I am looking for funds to use for a down payment. I am a single mom who is honest, loyal and trustworthy. I worked very hard to keep my credit in great shape and pay all of my bills in a timely and consistent manner. My mom recently passed away unexpectedly. Much of my nest egg was used to cover needs for her and that is the reason that I do not currently have all of the down payment that I would need. I have requested 20,000. However, I would be willing to take a lower amount if that amount is not approved. Thank you for your time and consideration. Sincerely, Rachel Oden

A credit bureau reported the following information about this borrower member on April 1, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$365.00	Public Records On File:	0
Revolving Line Utilization:	26.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 390255

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390255	$4,500	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390255. Member loan 390255 was requested on April 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,833 / month
Current employer:	Sutter Memorial Hospital	Debt-to-income ratio:	11.56%
Length of employment:	2 years 6 months	Location:	Sacramento, CA

Home town:	Plesanton
Current & past employers:	Sutter Memorial Hospital, United States Airforce
Education:	California State University-Sacramento (CSUS)

This borrower member posted the following loan description, which has not been verified:

2004 Ducati 999 purchase. I've had credit issues in my past including a bankruptcy, but I have made up for my past and have an excellent job now as a registered nurse and very little debt.

A credit bureau reported the following information about this borrower member on April 1, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	13	Months Since Last Delinquency:	8
Revolving Credit Balance:	$0.00	Public Records On File:	1
Revolving Line Utilization:	0.00%	Months Since Last Record:	92
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 390261

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390261	$10,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390261. Member loan 390261 was requested on April 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Mabrie Facial Cosmetic	Debt-to-income ratio:	22.48%
Length of employment:	1 year 2 months	Location:	Walnut Creek, CA

Home town:	San Francisco
Current & past employers:	Mabrie Facial Cosmetic
Education:	San Francisco State University

This borrower member posted the following loan description, which has not been verified:

This loan will be used towards the balances on my credit cards. I would like to consolidate my debt and make one large monthly payment instead of several small payments. I have a secure job with a steady income, so I will pay the loan back in a diligent manner.

A credit bureau reported the following information about this borrower member on April 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2002	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,575.00	Public Records On File:	0
Revolving Line Utilization:	73.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 390268

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390268	$8,400	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390268. Member loan 390268 was requested on April 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,167 / month
Current employer:	Stubbs Alderton and Markiles LLP	Debt-to-income ratio:	13.53%
Length of employment:	11 months	Location:	Sherman Oaks, CA

Home town:	Rapid City
Current & past employers:	Stubbs Alderton and Markiles LLP, Hodgson Russ, LLP
Education:	SUNY Empire State College

This borrower member posted the following loan description, which has not been verified:

This loan is to consolidate two credit cards, and part of another. The only other debt that I have are students loans that are deferred until December 2011, and a vehicle lease through GMAC. Although the monthly payment for the $7000 loan will only be $237, I will be paying larger payments each month to pay the loan off faster.

A credit bureau reported the following information about this borrower member on April 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,631.00	Public Records On File:	0
Revolving Line Utilization:	74.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 390289

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390289	$8,500	16.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390289. Member loan 390289 was requested on April 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$4,583 / month
Current employer:	Verizon Wireless	Debt-to-income ratio:	3.01%
Length of employment:	2 years 6 months	Location:	ocala, FL

Home town:	Yorba Linda
Current & past employers:	Verizon Wireless
Education:	Central Florida Community College

This borrower member posted the following loan description, which has not been verified:

I will be using the money to pay off 2 credit cards and some projects around the house. I need a fence around my house and new floors. Reasons to help me out i have been at me job for almost 2 and a half years this year i have made 22000 so far.at verizon i have been a top performer so i have good job security my house payment is only 750 i rent out my 2 spare rooms for 400 a piece

A credit bureau reported the following information about this borrower member on April 3, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2005	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,928.00	Public Records On File:	0
Revolving Line Utilization:	49.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 390322

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390322	$24,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390322. Member loan 390322 was requested on April 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	MANTECH INTERNATIONAL CORP	Debt-to-income ratio:	7.25%
Length of employment:	5 months	Location:	Washington, DC

Home town:	Martinsville
Current & past employers:	MANTECH INTERNATIONAL CORP, Federal Bureau of Investigation (FBI)
Education:	University of Virginia (UVA)

This borrower member posted the following loan description, which has not been verified:

I'm saving a 1940's diner on the east coast and relocating it to the nation's capital-- Washington, DC to give it a good home and a new life. I've purchased it, and have the money to move it to DC, but need some additional funding to restore it, construct a foundation, and get the doors open. Photos available upon request. Thanks for helping make this happen!

A credit bureau reported the following information about this borrower member on April 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5.00	Public Records On File:	0
Revolving Line Utilization:	0.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 390341

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390341	$8,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390341. Member loan 390341 was requested on April 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,583 / month
Current employer:	Aqueduct LLC	Debt-to-income ratio:	10.70%
Length of employment:	12 years	Location:	Stafford, VA

Home town:	Havre De Grace
Current & past employers:	Aqueduct LLC, NV Waterproofing
Education:

This borrower member posted the following loan description, which has not been verified:

Awarded Government Contract for crawl space and exterior waterproofing job in Alexandria, Va. Would like to borrow funds to cover labor costs - job will pay 30 days post completion (have ratified contract, can forward to you, if necessary). Estimated completion date: April 25, 2009.

A credit bureau reported the following information about this borrower member on April 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	73
Revolving Credit Balance:	$152,396.00	Public Records On File:	0
Revolving Line Utilization:	86.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 390347

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390347	$15,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390347. Member loan 390347 was requested on April 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$4,833 / month
Current employer:	Foley and Lardner LLP	Debt-to-income ratio:	11.07%
Length of employment:	3 years 3 months	Location:	Washington, DC

Home town:	Roanoke
Current & past employers:	Foley and Lardner LLP
Education:	Johns Hopkins University

This borrower member posted the following loan description, which has not been verified:

The principal to be used for immediate card repayment. I am already paying twice the estimated monthly repayment of approx. 550, so I should be able to pay this note easily, and most likely early. I have not been using my cards for 6 months, but the high interest rates are becoming a barrier to lowering my overall balance. I have chosen to take this loan route instead of pulling money from my 401k in the form of a loan, as reducing my retirement gains is not acceptable in a down market, and does not force me to alter my spending habits. If living on a budget is in style, then I am very stylish at the moment. I am very happily employed in a very safe legal area (our firm is STILL growing in this environment), and can forsee no problems with repayment.

A credit bureau reported the following information about this borrower member on April 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,166.00	Public Records On File:	0
Revolving Line Utilization:	94.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 390382

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390382	$10,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390382. Member loan 390382 was requested on April 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,750 / month
Current employer:	Research Foundation	Debt-to-income ratio:	8.46%
Length of employment:	3 years 10 months	Location:	TONAWANDA, NY

Home town:	Kijabe
Current & past employers:	Research Foundation, Eastern Nazarene College, GeoLabs Inc.
Education:	Eastern Nazarene College, SUNY at Buffalo

This borrower member posted the following loan description, which has not been verified:

I am a neuroscience student at the State University of New York at Buffalo currently pursuing my masters. I will have my degree conferred within the next six months and am very optimistic (due to recent interviews and various job searches) that I will land a good and well paying job. As with most people in today's economy, I have been entangled in the snare of the downturn. Due to funding issues, my stipend which provided for extra income for living and other expenses has been suspended and will most likely not be reinstated before I graduate. I have no blemish in my credit past; I always pay on time, I always pay equal to or greater than the minimum due and I have never defaulted on any payments. In summary, please note that I have a healthy credit past, the situation I am in is just temporary and of even greater significance - I hold, with your help, a great earning potential when I graduate Thank you.

A credit bureau reported the following information about this borrower member on April 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2004	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,711.00	Public Records On File:	0
Revolving Line Utilization:	53.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 390386

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390386	$19,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390386. Member loan 390386 was requested on April 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,494 / month
Current employer:	CITY OF PHILA	Debt-to-income ratio:	14.97%
Length of employment:	6 years 11 months	Location:	PHILADELPHIA, PA

Home town:	PHILADELPHIA
Current & past employers:	CITY OF PHILA
Education:	TEMPLE UNIVERSITY

This borrower member posted the following loan description, which has not been verified:

i am looking for a short term (3-4) year loan to pay off some debt that i really wish i never accumulated. i work full time at a secure job and i also have my husband's income

A credit bureau reported the following information about this borrower member on April 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1993	Delinquent Amount:	$0.00
Open Credit Lines:	23	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,242.00	Public Records On File:	0
Revolving Line Utilization:	27.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 390401

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390401	$12,250	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390401. Member loan 390401 was requested on April 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	Harkins	Debt-to-income ratio:	11.35%
Length of employment:	4 years 6 months	Location:	Tempe, AZ

Home town:	Prescott
Current & past employers:	Harkins
Education:	Collins College

This borrower member posted the following loan description, which has not been verified:

I currently have the opportunity to invest in a new and upcoming movie, the initial investment is 20,000.00 however the return will be greater. The genre of the movie is "slasher" it falls into a category of the movie going market that has a very loyal fan base and often becoming what is known as a ?Cult Classic?. The movie has a few well known actors that will be starring in it, one of those actors is Kane Hodder who would be best know as Jason from the movies; Jason X (2001), Jason Goes to Hell: The Final Friday (1993), Friday the 13th Part VIII: Jason Takes Manhattan (1989), Friday the 13th Part VII: The New Blood (1988). The movies director and production coordinator are moving this straight to DVD & Blu-Ray as to open the market right up for the viewers. The movie will be produced by late 2009 and seeing income as soon as October. As for myself I am a very responsible person and will stake my name on this project, you have my word I will make every payment, never be late, and always follow through. This is an investment for both you and me, let?s take this opportunity and earn from it. -Matthew Dezendorf

A credit bureau reported the following information about this borrower member on April 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,850.00	Public Records On File:	0
Revolving Line Utilization:	53.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 390436

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390436	$22,000	17.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390436. Member loan 390436 was requested on April 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$17,667 / month
Current employer:	sysco food service	Debt-to-income ratio:	20.46%
Length of employment:	13 years	Location:	torrance, CA

Home town:	van nuys
Current & past employers:	sysco food service
Education:	southern california university

This borrower member posted the following loan description, which has not been verified:

Looking to cosolodate credit cards into a single payment

A credit bureau reported the following information about this borrower member on April 2, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	61	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$40,604.00	Public Records On File:	0
Revolving Line Utilization:	65.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 390492

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390492	$7,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390492. Member loan 390492 was requested on April 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,250 / month
Current employer:	Chancellor Properties	Debt-to-income ratio:	21.91%
Length of employment:	4 years 2 months	Location:	Camden, NJ

Home town:	Camden
Current & past employers:	Chancellor Properties
Education:	Peirce College, Camden County College

This borrower member posted the following loan description, which has not been verified:

I have always thought about the future but my plans were always hazy at best. But now as the ticking of the minute hand of time ticks louder than before I want to solidify that haze into a true picture of Kodak quality.

A credit bureau reported the following information about this borrower member on April 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,494.00	Public Records On File:	0
Revolving Line Utilization:	94.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 390500

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390500	$8,400	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390500. Member loan 390500 was requested on April 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,667 / month
Current employer:	Wells Fargo-Wachovia	Debt-to-income ratio:	14.20%
Length of employment:	5 years	Location:	TUSCARORA, MD

Home town:	Hudson
Current & past employers:	Wells Fargo-Wachovia, PNC Financial Services Group, First Data Corporation, Digital Equipment Corporation
Education:	Northeastern University, University of Massachusetts-Lowell

This borrower member posted the following loan description, which has not been verified:

Low Mileage

A credit bureau reported the following information about this borrower member on April 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1993	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	48	Months Since Last Delinquency:	33
Revolving Credit Balance:	$164,861.00	Public Records On File:	0
Revolving Line Utilization:	35.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 390501

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390501	$19,750	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390501. Member loan 390501 was requested on April 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	RETIRED KCFD / LOWES	Debt-to-income ratio:	18.85%
Length of employment:	3 years 2 months	Location:	RAYMORE, MO

Home town:	KCMO
Current & past employers:	RETIRED KCFD / LOWES, PENSION/ KCFD
Education:

This borrower member posted the following loan description, which has not been verified:

i would like pay off cards and for work aroud the house

A credit bureau reported the following information about this borrower member on April 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1986	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,667.00	Public Records On File:	0
Revolving Line Utilization:	33.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 390502

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390502	$5,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390502. Member loan 390502 was requested on April 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	scripps memorial hospital	Debt-to-income ratio:	3.67%
Length of employment:	2 years	Location:	CORONADO, CA

Home town:	Florence
Current & past employers:	scripps memorial hospital, american mobile, cross country, blair e batson children's hospital
Education:	University of Mississippi Medical Center

This borrower member posted the following loan description, which has not been verified:

I am looking for small loan to provide upfront money to move into a home. Although I make great money as an E.R. nurse, I foresee the need for several thousand dollars to make a new house a home, while still finishing my lease where I live now. I fully expect to pay back the loan in full within a year.

A credit bureau reported the following information about this borrower member on April 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1995	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	18	Months Since Last Delinquency:	11
Revolving Credit Balance:	$3,048.00	Public Records On File:	0
Revolving Line Utilization:	33.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 390507

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390507	$12,000	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390507. Member loan 390507 was requested on April 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	so cal mulch inc.	Debt-to-income ratio:	20.74%
Length of employment:	5 years 1 month	Location:	ONTARIO, CA

Home town:	Richland
Current & past employers:	so cal mulch inc., Sherry Lee Collins, Esq.
Education:	University of California-Riverside (UCR)

This borrower member posted the following loan description, which has not been verified:

I would like to purchase a used vehicle for $12000.00. The low blue book value of this vehicle is $13900.00. I am prepared to pay this loan back in full in one year and a half.

A credit bureau reported the following information about this borrower member on April 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$94,064.00	Public Records On File:	0
Revolving Line Utilization:	57.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 390508

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390508	$15,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390508. Member loan 390508 was requested on April 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,125 / month
Current employer:	Taylor Olson Adkins Sralla & Elam, LLP	Debt-to-income ratio:	18.87%
Length of employment:	7 years 8 months	Location:	Fort Worth, TX

Home town:	San Antonio
Current & past employers:	Taylor Olson Adkins Sralla & Elam, LLP, Morris Lendais Hollrah & Snowden, PC
Education:	University of Houston, Houston Community College System

This borrower member posted the following loan description, which has not been verified:

I will use the loan to payoff the following debts: GE Money $2,400 currently at 24.99% GM visa $3,800 at 27.99% Bank of America Visa $4,600 at 18.99% Citifancial (Rooms to Go) $1,100 24.99% 2008 IRS Tax Liability $3,000 (or other debt if IRS has low interest rate that I will pay off by 12/09) I have a few other short term debts at high interest that I will pay off in the next few months. Other debt is on low interest cards. What created this terrible debt is investing too much property improvement at my home on Post Ridge Dr. Those improvements (mostly a $30,000 landscaping project) created a situation where my bills cost more than what I earned each month! I recently sold that home and my absolute determination is to be debt free in 4 years! Thank you for the opportunity to get a low interest loan and get it paid back in an aggressive yet reasonable amount of time.

A credit bureau reported the following information about this borrower member on April 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1983	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	55	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$49,542.00	Public Records On File:	0
Revolving Line Utilization:	54.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 390550

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390550	$8,500	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390550. Member loan 390550 was requested on April 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,750 / month
Current employer:	Meijer	Debt-to-income ratio:	16.17%
Length of employment:	8 years 5 months	Location:	Grand Haven, MI

Home town:	Zeeland
Current & past employers:	Meijer
Education:	Grand Valley State University

This borrower member posted the following loan description, which has not been verified:

To pay off a credit card that I need to pay off quickly

A credit bureau reported the following information about this borrower member on April 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,216.00	Public Records On File:	0
Revolving Line Utilization:	58.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 390554

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390554	$5,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390554. Member loan 390554 was requested on April 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,919 / month
Current employer:	Avalon Technology	Debt-to-income ratio:	1.96%
Length of employment:	2 years 9 months	Location:	arlington, VA

Home town:	Bombay
Current & past employers:	Avalon Technology, Telos Corporation , Ashburn VA
Education:	BS, Electrical Engineering SGGS college of Engineering and Tech, MS , Telecommunications , University of Maryland , College park , MD

This borrower member posted the following loan description, which has not been verified:

We have a event management company and we are doing 10 big shows in 10 cities in USA. Each show cost is 13K to us and we have sold 6 shows already making 4k per city. We need initial seed money to pay the major TV channel from which we have bought the rights . We need money for doing show in our own city , washington DC . This is our first time trying on Lending Club , but this project has already made money , we just need some money to pay the TV channel to get started.

A credit bureau reported the following information about this borrower member on April 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	27
Revolving Credit Balance:	$4,233.00	Public Records On File:	0
Revolving Line Utilization:	46.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 390620

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390620	$6,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390620. Member loan 390620 was requested on April 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Subway	Debt-to-income ratio:	0.30%
Length of employment:	6 years 4 months	Location:	scarsdale, NY

Home town:
Current & past employers:	Subway
Education:

This borrower member posted the following loan description, which has not been verified:

5 years

A credit bureau reported the following information about this borrower member on April 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2006	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,472.00	Public Records On File:	0
Revolving Line Utilization:	6.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 390628

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390628	$4,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390628. Member loan 390628 was requested on April 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,833 / month
Current employer:	Olympic Regional Developement Authority	Debt-to-income ratio:	22.52%
Length of employment:	9 years	Location:	Jay, NY

Home town:	plattsburgh
Current & past employers:	Olympic Regional Developement Authority
Education:	SUNY College at Plattsburgh

This borrower member posted the following loan description, which has not been verified:

I am looking to purchase a new ATV.

A credit bureau reported the following information about this borrower member on April 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	80
Revolving Credit Balance:	$6,702.00	Public Records On File:	0
Revolving Line Utilization:	24.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 390651

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390651	$8,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390651. Member loan 390651 was requested on April 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,250 / month
Current employer:	Girard Engineering	Debt-to-income ratio:	5.18%
Length of employment:	10 years 8 months	Location:	ROUND HILL, VA

Home town:
Current & past employers:	Girard Engineering
Education:	Old Dominion University

This borrower member posted the following loan description, which has not been verified:

I will use the loan to pay for the above referenced vehicle. Thank you.

A credit bureau reported the following information about this borrower member on April 6, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$79,821.00	Public Records On File:	0
Revolving Line Utilization:	37.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 390660

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390660	$20,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390660. Member loan 390660 was requested on April 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,717 / month
Current employer:	Computers Unlimited	Debt-to-income ratio:	17.33%
Length of employment:	5 years 6 months	Location:	Palmer, AK

Home town:	Norristown
Current & past employers:	Computers Unlimited
Education:	The University of Montana

This borrower member posted the following loan description, which has not been verified:

We purchased a piece of property last year that we intended to build a home on. It was owner-financed, with a balloon payment due at the time we obtained a construction loan to build the house. We're not ready to build at this time, but need to pay the balance due to the previous owner. We have sufficient income and secure jobs to make the loan payments, but can not obtain a bank loan on this lot because there is currently an older mobile home on it.

A credit bureau reported the following information about this borrower member on April 3, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1984	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,828.00	Public Records On File:	0
Revolving Line Utilization:	21.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 390662

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390662	$7,200	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390662. Member loan 390662 was requested on April 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Access Plans USA	Debt-to-income ratio:	3.85%
Length of employment:	9 months	Location:	Flower Mound, TX

Home town:	Opelika
Current & past employers:	Access Plans USA, MailSouth, Protective Life Corp
Education:	University of Alabama at Birmingham

This borrower member posted the following loan description, which has not been verified:

Taxes from contracting work as a software engineer for 2008 exceeded expectation and allocated funds for payment. Shoring up the difference up front to avoid heavy interest penalty from requesting extension or payment plan from IRS.

A credit bureau reported the following information about this borrower member on April 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	54
Revolving Credit Balance:	$14,179.00	Public Records On File:	0
Revolving Line Utilization:	64.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 390669

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390669	$20,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390669. Member loan 390669 was requested on April 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,583 / month
Current employer:	Citi	Debt-to-income ratio:	7.12%
Length of employment:	3 years	Location:	WATERTOWN, MA

Home town:
Current & past employers:	Citi
Education:

This borrower member posted the following loan description, which has not been verified:

The loan will be used to purchase an engagement ring.

A credit bureau reported the following information about this borrower member on April 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	43
Revolving Credit Balance:	$7,629.00	Public Records On File:	0
Revolving Line Utilization:	25.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 390671

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390671	$4,000	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390671. Member loan 390671 was requested on April 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,167 / month
Current employer:	Process Control Specialties, Inc.	Debt-to-income ratio:	13.45%
Length of employment:	10 years 2 months	Location:	Jersey Shore, PA

Home town:	State College
Current & past employers:	Process Control Specialties, Inc.
Education:	Lycoming College

This borrower member posted the following loan description, which has not been verified:

Hello, I am consolidating several smaller credit card balances into one loan. The interest rates on my cards aren't that bad, as my credit score and history are excellent, but lately with the current financial tom-foolery going on I've been thinking a lot about our banking system. I decided if someone is going to make a profit lending ME money, I'd rather it be real people rather than a bunch of rich fat-cat in a fancy office skimming off the top. So, I'm collecting my credit card debt (the debt that I don't have at 3.9% fixed for the life of the balance) into one payment. I take my debt very seriously, and have had revolving credit lines in good standing since I was 16 (a $300 balance capital one credit card!). I have been with my current job since 1998. My bills primarily consist of a car loan, and a few credit card bills. My wife and I have housing paid for by our company (she works with me), so we have a very good debt to income ratio and put as much as we can into savings every month. I've considered using our savings to pay down debt, but up until recently we were making more in investments than we were paying in interest. We'll see what the future holds. I'd pay off corporate debt before I'd pay off this LendingClub loan (which only has a three year term, which is a fairly insignificant amount of time in the big picture).

A credit bureau reported the following information about this borrower member on April 5, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,199.00	Public Records On File:	0
Revolving Line Utilization:	7.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 390673

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390673	$12,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390673. Member loan 390673 was requested on April 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	n/a	Debt-to-income ratio:	22.48%
Length of employment:	n/a	Location:	Austin, TX

Home town:	Milwaukee
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

I am looking for a loan to consolidate and pay-off my high interest credit card debt. I am never late on credit card payments nor any other debts, ie car loan. I have a well paying, very secure job with an IT professional services firm. I want to pay off my debt, but cant seem to get ahead fast enough with the high interest rates.

A credit bureau reported the following information about this borrower member on April 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,600.00	Public Records On File:	0
Revolving Line Utilization:	88.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 390720

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390720	$25,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390720. Member loan 390720 was requested on April 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,583 / month
Current employer:	Scottel Voice and Data	Debt-to-income ratio:	1.39%
Length of employment:	6 years 6 months	Location:	Encino, CA

Home town:
Current & past employers:	Scottel Voice and Data
Education:	International American University

This borrower member posted the following loan description, which has not been verified:

Hi- I am trying to plan my dream wedding. I am earning a great annual salary. Thanks for your understanding and help

A credit bureau reported the following information about this borrower member on April 3, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,215.00	Public Records On File:	0
Revolving Line Utilization:	49.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 390728

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390728	$25,000	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390728. Member loan 390728 was requested on April 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$6,667 / month
Current employer:	Soukup & Schiff, LLP	Debt-to-income ratio:	15.87%
Length of employment:	1 year 2 months	Location:	Los Angeles, CA

Home town:	New Rochelle
Current & past employers:	Soukup & Schiff, LLP, Law Offices of Peter N. Price, P.A., 20th Century Fox Film Corp.
Education:	University of Miami, Hofstra University, Southwestern University School of Law

This borrower member posted the following loan description, which has not been verified:

I own Torchia Law Group, P.A., and will be acquiring certain business assets of The Law Offices of Peter N. Price, P.A., in Hollywood, FL. I am an attorney licensed in Florida, California and New York. I am looking to obtain financing to cover initial operating expenses. The assets I will be acquiring have generated approximately $40,000.00 per month over the previous 2 years. Overhead expenses are approximately $32,000.00 per month.

A credit bureau reported the following information about this borrower member on April 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	77
Revolving Credit Balance:	$48,261.00	Public Records On File:	0
Revolving Line Utilization:	76.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 390743

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390743	$5,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390743. Member loan 390743 was requested on April 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,846 / month
Current employer:	Character Translations, Inc.	Debt-to-income ratio:	5.69%
Length of employment:	5 years	Location:	Aston, PA

Home town:	Chester
Current & past employers:	Character Translations, Inc., The Franklin Mint, Inc., Accuweather, Inc.
Education:	Pennsylvania State University-Main Campus

This borrower member posted the following loan description, which has not been verified:

This loan is to pay off two remaining items found on my credit reports. Both are medical expenses incurred many years ago that I was not aware my insurance had not covered. These open accounts total $643. I will also use this money to replace my current vehicle with a 1994 Chevy Blazer that is being sold for $1500. Other expenses, such as title transfer and minor repairs, will be paid using this loan. The remaining portion of this loan will pay off my current Visa credit card (which is in good standing), and finance my move to a location that is in closer proximity to my place of business. My current commute is approximately an hour (or more), and I would like to reduce that time to at least half. I have a steady job which has not been adversely affected by the current economic crisis. So, I could accomplish all of these things over time. However, the need for a different vehicle is great, and I am unable to secure a loan on my own without a co-sign. This would be a viable option, but my family does not have the credit history to facilitate this.

A credit bureau reported the following information about this borrower member on April 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1995	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$445.00	Public Records On File:	0
Revolving Line Utilization:	89.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 390745

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390745	$11,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390745. Member loan 390745 was requested on April 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	e-technical	Debt-to-income ratio:	2.03%
Length of employment:	2 months	Location:	SAINT PAUL, MN

Home town:
Current & past employers:	e-technical
Education:

This borrower member posted the following loan description, which has not been verified:

Loan for a 2003 Subaru impreza wrx

A credit bureau reported the following information about this borrower member on April 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2006	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,068.00	Public Records On File:	0
Revolving Line Utilization:	21.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 390765

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390765	$10,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390765. Member loan 390765 was requested on April 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Rummel Klepper and Kahl	Debt-to-income ratio:	0.36%
Length of employment:	3 years 3 months	Location:	BALTIMORE, MD

Home town:	Providence
Current & past employers:	Rummel Klepper and Kahl, Cataldo Associates
Education:	Rensselaer Polytechnic Institute (RPI)

This borrower member posted the following loan description, which has not been verified:

I will be purchasing a vehicle on April 18th for a total of $19,150. I need a loan for 10,000 of the total amount and will be paying the rest myself upfront. I am looking for a 36 month loan, and will likely pay it back before then.

A credit bureau reported the following information about this borrower member on April 5, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,858.00	Public Records On File:	0
Revolving Line Utilization:	12.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 390774

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390774	$12,000	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390774. Member loan 390774 was requested on April 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,833 / month
Current employer:	The Finishline	Debt-to-income ratio:	4.04%
Length of employment:	3 years	Location:	BRICK, NJ

Home town:	dunellen
Current & past employers:	The Finishline, National Legacy Group, Footlocker
Education:	Rutgers University at New Brunswick/Piscataway

This borrower member posted the following loan description, which has not been verified:

I will use this money to consolidate some old credit cards. These cards have high interest rates and I no longer use them. I would like to get rid of the debt in 36 months so I can look to buy a house. All my accounts are current and payments are always on time. The only reason for the loan is to consolidate my payment and get out of debt much sooner.

A credit bureau reported the following information about this borrower member on April 6, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	33
Revolving Credit Balance:	$7,805.00	Public Records On File:	0
Revolving Line Utilization:	41.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 390776

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390776	$9,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390776. Member loan 390776 was requested on April 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$6,000 / month
Current employer:	SMBC	Debt-to-income ratio:	10.93%
Length of employment:	1 year 9 months	Location:	Bronx, NY

Home town:	Zamboanga City
Current & past employers:	SMBC, ABN AMRO
Education:	De La Salle

This borrower member posted the following loan description, which has not been verified:

I'm currently the sole bread winner of my family with 2 children. My wife is a Registered Nurse and unable to work because of unavailability of work permit. The loan will be used for payment of processing and legal fees that will help her get the work permit within 60 to 90 days. She has a pending job offer in one of the hospitals in Manhattan but couldn?t start her work, not until she gets the work permit. My credit score has always been more than 700 until it was negatively affected by the recent streamlining of the credit limit by most of the banks. You can check my credit report which will show you that I have been faithfully paying my financial obligations on time. This loan, if granted will almost guarantee an additional annual gross income of not less $60,000.00 for my family.

A credit bureau reported the following information about this borrower member on April 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,978.00	Public Records On File:	0
Revolving Line Utilization:	58.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 390821

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390821	$25,000	20.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390821. Member loan 390821 was requested on April 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,750 / month
Current employer:	OCF Green Ventures, Inc.	Debt-to-income ratio:	10.00%
Length of employment:	3 months	Location:	Las Vegas, NV

Home town:
Current & past employers:	OCF Green Ventures, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Fund a Revolutionary Clean, Green, Solar Energy & Shade Start-up!!! OCF Green Ventures, Inc is a Las Vegas, Nevada based corporation dealing in the new and revolutionary green energy-generation/shade-industry, offering large and small shade structures incorporated with the most advanced discovery of solar photovoltaic materials, which will generate clean, green energy from the sun above while protecting everything below them. OCF Green Ventures products combine form with function to create beautiful large and small tension-fabric shade structures, umbrellas, awnings, and canopies that have countless applications. Uses range from window awnings, pool shades, and umbrellas at private residences to large shade structures at parking lots, car washes, restaurants, shopping malls, schools, government buildings, and virtually anywhere else. Our products offer not only superior ultra violet sun blocking as well as protection from wind and rain but also the most technologically advanced, economical and innovative green energy generation solution. The corporation's principals are all solid, responsible credit worthy and experienced business men. More info at: http://sites.google.com/site/ocfgvcleanenergyshade/

A credit bureau reported the following information about this borrower member on April 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,762.00	Public Records On File:	0
Revolving Line Utilization:	98.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 390849

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390849	$12,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390849. Member loan 390849 was requested on April 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Hennepin County Medical Center	Debt-to-income ratio:	14.93%
Length of employment:	1 year 7 months	Location:	Hastings, MN

Home town:	Minneapolis
Current & past employers:	Hennepin County Medical Center
Education:	Jamestown College

This borrower member posted the following loan description, which has not been verified:

I am looking for lower interest loan to move the remaining balance on my year old prosper.com loan to which is currently at 16% interest. I have a stable job in healthcare IT supporting core infrastructure in an already under staffed dept. I've never missed a payment on my prosper loan and for that matter in general as my credit history shows. I don't own a house which is probably just as well in this market as I want to get the rest of this balance paid off before buying one. My living expenses are cheap as I split rent with another person ($295/month) and my income is proportionally high at $75k/yr. I have a small car payment on a 2 year old gas sipping vehicle at $261/month. I have no credit cards with balances except for $2200 on a bestbuy card which has no payments/interest until 2012 and will be paid off long before then. Much like my current prosper loan I plan to just put this one on auto-pay and let it pay itself down.

A credit bureau reported the following information about this borrower member on April 4, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,300.00	Public Records On File:	0
Revolving Line Utilization:	11.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 390861

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390861	$12,800	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390861. Member loan 390861 was requested on April 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,083 / month
Current employer:	Oracle Corporation	Debt-to-income ratio:	24.88%
Length of employment:	12 years 9 months	Location:	Denver, CO

Home town:	Denver
Current & past employers:	Oracle Corporation
Education:	University of Colorado at Boulder

This borrower member posted the following loan description, which has not been verified:

I have been working hard to pay down my credit card debt and have paid off almost $3000 in the past year. I have one card at an interest rate of 29.99% and it is hard to make any forward progress. This loan will allow me pay down my high interest debt more quickly so I can get to my goal of living debt free. Other than my outstanding debt, I have good credit and meet all my monthly obligations on time. My debt is preventing me from building up an adequate emergency fund which is also one of my primary financial goals. I believe in the power of social lending and hope that once I have repaid my debts that I can participate as an investor.

A credit bureau reported the following information about this borrower member on April 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$39,311.00	Public Records On File:	0
Revolving Line Utilization:	85.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 390885

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390885	$1,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390885. Member loan 390885 was requested on April 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,167 / month
Current employer:	Robinson Nevada Mining Corp.	Debt-to-income ratio:	1.49%
Length of employment:	1 year 6 months	Location:	Ely, NV

Home town:	Tampa
Current & past employers:	Robinson Nevada Mining Corp., Reed, Inc
Education:	Great Basin College

This borrower member posted the following loan description, which has not been verified:

I just heard that my uncle is wanting to sell the very same drum set I played for years while growing up. Considering that it's a vintage Tama 7 pc. kit with all stands, cymbals, and accessories, he may sell it to someone else before I have enough saved up. I tried to arrange smaller payments, but he insists upon on a 1 time payment of the full amount in cash.

A credit bureau reported the following information about this borrower member on April 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2006	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,914.00	Public Records On File:	0
Revolving Line Utilization:	44.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 390897

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390897	$10,000	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390897. Member loan 390897 was requested on April 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	St.Alexius Hospital	Debt-to-income ratio:	20.55%
Length of employment:	28 years 3 months	Location:	St. Louis, MO

Home town:	chicago
Current & past employers:	St.Alexius Hospital, Forest Park healthcare SVCS
Education:	Saint Louis Community College-Forest Park

This borrower member posted the following loan description, which has not been verified:

I would like to pay off some bills credit cards and loans off and have just one extra loans some I want have to keep living from payday to payday with no extra money in return. I am good with paying my debts I just have to many at this time. I'm not looking for a hand out just a hand. Thanks.

A credit bureau reported the following information about this borrower member on April 4, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	29
Revolving Credit Balance:	$3,996.00	Public Records On File:	1
Revolving Line Utilization:	97.50%	Months Since Last Record:	104
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 390906

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390906	$15,000	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390906. Member loan 390906 was requested on April 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,659 / month
Current employer:	Costco Wholesale	Debt-to-income ratio:	8.34%
Length of employment:	5 years 6 months	Location:	Hoover, AL

Home town:	Birmingham
Current & past employers:	Costco Wholesale, Sears and Roebuck
Education:	Jeff State Comm.,UAB,Bessemer Tech

This borrower member posted the following loan description, which has not been verified:

Hello. I would like to say thank you for this opportunity to help me move foward to the american dream of life. I am looking into purchasing a home and furnishing it. I also would like to consilidate credit card debt. I am about to get married so I want to have a home for my family. Thank you again.

A credit bureau reported the following information about this borrower member on April 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,178.00	Public Records On File:	0
Revolving Line Utilization:	67.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 391013

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391013	$15,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391013. Member loan 391013 was requested on April 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Vespa Sarasota	Debt-to-income ratio:	7.92%
Length of employment:	2 years 11 months	Location:	Sarasota, FL

Home town:	Sussex
Current & past employers:	Vespa Sarasota, Vespa Tampa
Education:	Brighton College of Technology

This borrower member posted the following loan description, which has not been verified:

I have an oppurtunity to buy an established business that I currently manage and has been trading and growing for almost 3 years. I am requesting a loan amount of $15,000 which will be used along with $10,000 of my own savings to purchase 50% of the business, leaving me an option to buy the remaining 50 % over the next 5 years.

A credit bureau reported the following information about this borrower member on April 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,918.00	Public Records On File:	0
Revolving Line Utilization:	98.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 391015

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391015	$25,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391015. Member loan 391015 was requested on April 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	nyack hospital	Debt-to-income ratio:	7.44%
Length of employment:	1 year 1 month	Location:	MAHWAH, NJ

Home town:	St. Petersburg
Current & past employers:	nyack hospital, Osteopathic Medical Care Center, Interworld, MCI Worldcom
Education:	Khabarovsk Politechnical University, Dover Business College, The Chubb Institute-Parsippany, Bergen Community College

This borrower member posted the following loan description, which has not been verified:

I am trying to buy a condo for my daughter. She is a student at New York University and she also works. However, she was not on payroll last year because of the type of the business - catering. I am a registered nurse and I work in the hospital, therefore I have secure job and I receive descent money. We could not get an approval for a mortgage for my daughter and I am not eligible for buying this condo due to the strict rules which state that the buyer cannot already own property. Because I already have property, this makes me ineligible to apply. Our only option is to buy it for cash, and it needs to be done as soon as possible. The price of the condo is very attractive and I do not want to lose this chance, especially because it is a very easy commute for my daughter to New York City for school. We both have excellent credit histories and do not have any loans or debts on credit cards. I have a package of proof of my financial reliability because when we were trying to get the mortgage, I was personally approved, but as I said I am not an eligible buyer because of the rules. I do have an ample amount of money in savings, but it is not enough. I hope to receive the loan and I will repay it in 2-3 years without any trouble.

A credit bureau reported the following information about this borrower member on April 7, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,648.00	Public Records On File:	0
Revolving Line Utilization:	2.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 391020

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391020	$7,200	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391020. Member loan 391020 was requested on April 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,667 / month
Current employer:	City of Greenville	Debt-to-income ratio:	6.98%
Length of employment:	15 years 3 months	Location:	greenville, OH

Home town:	Greenville
Current & past employers:	City of Greenville
Education:

This borrower member posted the following loan description, which has not been verified:

Paying off credit cards.

A credit bureau reported the following information about this borrower member on April 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	59
Revolving Credit Balance:	$9,144.00	Public Records On File:	0
Revolving Line Utilization:	25.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 391046

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391046	$6,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391046. Member loan 391046 was requested on April 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	n/a	Debt-to-income ratio:	7.23%
Length of employment:	1 year 9 months	Location:	New York, NY

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

My sister is getting married in May. She has to pay for her whole wedding herself as our parents aren?t able to contribute anything. I would like to be able to help her with the wedding as I?m the only family left she can count on. Source of payment for the loan: After tax monthly salary: $3,805 -Rent $1592 -Household Expenses $180 =$2,033 a month for living expenses and debt payment Other source of payment is $25,000 settlement scheduled for payment in FY2009. Thank you for all of your help! And thank you for helping my sister make her wedding dreams come true.

A credit bureau reported the following information about this borrower member on April 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,965.00	Public Records On File:	0
Revolving Line Utilization:	53.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 391056

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391056	$10,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391056. Member loan 391056 was requested on April 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$11,000 / month
Current employer:	RBS Sempra Commodities	Debt-to-income ratio:	2.00%
Length of employment:	5 years	Location:	Stamford, CT

Home town:	Stamford
Current & past employers:	RBS Sempra Commodities, General Electric
Education:	Pace University-New York

This borrower member posted the following loan description, which has not been verified:

I would like to borrow $10,000.00...I think I am a very good risk... I will be able to pay it back in 3 years I have gotten myself a little over extended with credit card bills....I recently got engaged to the woman of my dreams....but I spent too much on the engagement ring... I bring home $3,700.00 a month in income Following are my expenses: Student Loan $115.00 Rent $1,500.00 Cell Phone $120.00 Cable/phone/Internet $175.00 Electric $120.00 Gas and Auto Maint $150.00 Food and Beverages $500.00 Misc. Expenses Entertainment 320.00 Total Expenses equal $3,000.00 This leaves me $700.00 a month for my credit card bills....I am putting the whole $700.00 towards all my bills.....which leaves me no room to error With a loan from you....for a 3 years period and at lets say 12%.....I would be paying $335.00 a month and be able to save some cash for our future. Also, as soon as we move in together these expenses will be reduced Thanks and I look forward to hearing from you Tom

A credit bureau reported the following information about this borrower member on April 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1984	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,462.00	Public Records On File:	0
Revolving Line Utilization:	21.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 391075

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391075	$5,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391075. Member loan 391075 was requested on April 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,750 / month
Current employer:	Predictive Dialers	Debt-to-income ratio:	9.81%
Length of employment:	2 years 11 months	Location:	Provo, UT

Home town:	Livingston
Current & past employers:	Predictive Dialers, Desert Springs Communities
Education:	The University of Tennessee

This borrower member posted the following loan description, which has not been verified:

Need to acquire a loan to pay off credit cards, invest, and home improvment.

A credit bureau reported the following information about this borrower member on April 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1992	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,335.00	Public Records On File:	0
Revolving Line Utilization:	45.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 391078

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391078	$6,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391078. Member loan 391078 was requested on April 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	US Postal Service (USPS)	Debt-to-income ratio:	0.60%
Length of employment:	2 years 11 months	Location:	San Jose, CA

Home town:	San Diego
Current & past employers:	US Postal Service (USPS), Transportation Security Administration, Cypress Semiconductors
Education:	San Jose-Evergreen Community College District

This borrower member posted the following loan description, which has not been verified:

Looking to finance a $6000 used motorcycle from either a used dealer or a person posting on craigs list. Last Fico score was on April 1, 2009 with a score of 744 with Equifax. I have a 10 year credit history.

A credit bureau reported the following information about this borrower member on April 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	39
Revolving Credit Balance:	$297.00	Public Records On File:	0
Revolving Line Utilization:	5.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 391087

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391087	$6,000	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391087. Member loan 391087 was requested on April 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	Wyatt Enterprises	Debt-to-income ratio:	23.35%
Length of employment:	14 years 10 months	Location:	winthrop, MA

Home town:	Winthrop
Current & past employers:	Wyatt Enterprises
Education:

This borrower member posted the following loan description, which has not been verified:

I am here to Consolidate my High interest debt.I just had another little girl and I want to make sure I am debt free sooner rather than later.These are my account balances Merrick Bank...2300.00 Cross Country Bank..1983.00 Circuit City...750.00 Hsbc...3200.00 Discover...2100.00 Chase...700.00 Recieving this Loan would greatly reduce my monthly payments and combine it all into one monthly payment.Thank you for your time and I look forward to working with you....Chris

A credit bureau reported the following information about this borrower member on April 5, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	33
Revolving Credit Balance:	$7,160.00	Public Records On File:	0
Revolving Line Utilization:	62.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 391088

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391088	$2,500	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391088. Member loan 391088 was requested on April 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Land's Landscape Maint.	Debt-to-income ratio:	13.20%
Length of employment:	6 years 2 months	Location:	Eugene, OR

Home town:	Rocky Mount
Current & past employers:	Land's Landscape Maint., Thompson Landscape, Camas Landscape, Awe-Home Repair
Education:

This borrower member posted the following loan description, which has not been verified:

Self-employed gardener looking for realiable personal truck. Looking for a loan to purchase a low mpg Toyota or Nissan pick-up. Family man with good credit and honest reputation. Just don't have the cash to get this done. Thanks.

A credit bureau reported the following information about this borrower member on April 5, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,983.00	Public Records On File:	0
Revolving Line Utilization:	37.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 391113

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391113	$12,800	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391113. Member loan 391113 was requested on April 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,167 / month
Current employer:	Pricewaterhouse Coopers	Debt-to-income ratio:	3.74%
Length of employment:	2 years 4 months	Location:	san francisco, CA

Home town:	san francisco
Current & past employers:	Pricewaterhouse Coopers
Education:	san jose state university

This borrower member posted the following loan description, which has not been verified:

I currently have $16,000 in debt related to credit cards which were used during the course of my four year off-campus stay at a university. My financial aid wasn't enough to cover these costs and as such I needed to use credit cards to pay for living expenses such as rent and food. I now have a full-time job as an accountant and am currently working towards paying off this debt. However, I am appalled with the 19% - 25% rate I am paying. Therefore, I am seeking a better rate so that I can pay my debt at a faster rate and become debt-free!

A credit bureau reported the following information about this borrower member on April 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	46
Revolving Credit Balance:	$6,214.00	Public Records On File:	0
Revolving Line Utilization:	20.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 391135

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391135	$5,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391135. Member loan 391135 was requested on April 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,875 / month
Current employer:	Cambridge University Press	Debt-to-income ratio:	7.41%
Length of employment:	1 year 6 months	Location:	Brooklyn, NY

Home town:	Middlebury
Current & past employers:	Cambridge University Press
Education:

This borrower member posted the following loan description, which has not been verified:

I would very much like to consolidate and pay off a chunk of 3 different loans I have from my education, both Bachelor's and Master's degrees, so that I have only one payment I need to make each month and can save money on fees and interest over time.

A credit bureau reported the following information about this borrower member on April 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1975	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	63
Revolving Credit Balance:	$693.00	Public Records On File:	0
Revolving Line Utilization:	23.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 391173

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391173	$12,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391173. Member loan 391173 was requested on April 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,675 / month
Current employer:	Boeing Company	Debt-to-income ratio:	3.87%
Length of employment:	1 year 3 months	Location:	Renton, WA

Home town:	Valdosta
Current & past employers:	Boeing Company
Education:	Auburn University Main Campus

This borrower member posted the following loan description, which has not been verified:

I am asking for this loan to cover a variety of debt. I would like to pay off 4 credit cards with balances of $4,700, $3,000, $1000, and $500. Also I would like to pay off my School Loan I have from acquiring my Electrical Engineering degree from Auburn University. I have roughly $700 a month to cover this loan without spending a dime more than I already do each month. My employment: I am a Manufacturing Engineer / Project Manager for Boeing working on the 737 New Generation Aircraft. I feel very secure with this company and I am fully employed. I plan on paying this loan off prior to the 36 month term. If you have any questions let me know.

A credit bureau reported the following information about this borrower member on April 5, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2004	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,810.00	Public Records On File:	0
Revolving Line Utilization:	37.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 391175

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391175	$12,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391175. Member loan 391175 was requested on April 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,000 / month
Current employer:	Entertainment Partners	Debt-to-income ratio:	9.40%
Length of employment:	8 years	Location:	Alhambra, CA

Home town:	San Jose
Current & past employers:	Entertainment Partners, same as above
Education:	none

This borrower member posted the following loan description, which has not been verified:

i just want to pay off all credit cards and get rid of all the high interest, thank you.

A credit bureau reported the following information about this borrower member on April 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	26
Revolving Credit Balance:	$15,127.00	Public Records On File:	1
Revolving Line Utilization:	45.60%	Months Since Last Record:	118
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 391193

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391193	$15,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391193. Member loan 391193 was requested on April 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,834 / month
Current employer:	Mercury Print Productions	Debt-to-income ratio:	12.82%
Length of employment:	9 years 2 months	Location:	ROCHESTER, NY

Home town:	Davenort
Current & past employers:	Mercury Print Productions
Education:	Rochester Institute of Technology (RIT)

This borrower member posted the following loan description, which has not been verified:

Looking to consolidate 2 credit cards

A credit bureau reported the following information about this borrower member on April 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	67
Revolving Credit Balance:	$20,761.00	Public Records On File:	0
Revolving Line Utilization:	71.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 391203

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391203	$9,600	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391203. Member loan 391203 was requested on April 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,667 / month
Current employer:	FCS Industries, Inc.	Debt-to-income ratio:	5.21%
Length of employment:	2 years 2 months	Location:	Oak Lawn, IL

Home town:	Burr Ridge
Current & past employers:	FCS Industries, Inc., Shepard, Schwartz & Harris LLP
Education:	University of Illinois at Chicago

This borrower member posted the following loan description, which has not been verified:

I am trying to get my life in order after a bout with alcoholism. To this end, I wish to relieve myself of the debt I have incurred over the years. Once I accomplish this goal, I will be able to progress personally, professionally as well as financially.

A credit bureau reported the following information about this borrower member on April 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1971	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	23	Months Since Last Delinquency:	8
Revolving Credit Balance:	$7,491.00	Public Records On File:	0
Revolving Line Utilization:	71.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 391217

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391217	$25,000	16.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391217. Member loan 391217 was requested on April 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$16,333 / month
Current employer:	fulton county fire department\royal holdings and associates	Debt-to-income ratio:	8.27%
Length of employment:	10 years	Location:	stockbridge, GA

Home town:	Fort Bragg
Current & past employers:	fulton county fire department\royal holdings and associates, royal holings and associates inc.
Education:	Kentucky State University

This borrower member posted the following loan description, which has not been verified:

I am acquiring additional funds to put with my own money to expand my business.

A credit bureau reported the following information about this borrower member on April 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,581.00	Public Records On File:	0
Revolving Line Utilization:	55.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	8

Member Payment Dependent Notes Series 391230

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391230	$19,650	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391230. Member loan 391230 was requested on April 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,275 / month
Current employer:	First Trinity Evangelical-Lutheran Church	Debt-to-income ratio:	11.72%
Length of employment:	11 years 1 month	Location:	Pittsburgh, PA

Home town:	Baltimore
Current & past employers:	First Trinity Evangelical-Lutheran Church, John Huss Evangelical-Lutheran Church, MicroPower Systems, Inc.
Education:	Concordia College-Ann Arbor, Concordia Theological Seminary, Duquesne University, Pittsburgh Theological Seminary

This borrower member posted the following loan description, which has not been verified:

I am seeking to refinance a BoA line of credit that was originally used to pay for parochial school educational expenses. The original loan was through a different bank at a very favorable rate but has since been bought out by two banks (now BoA). Due to the recent economic crisis, and BoA lending practices, the interest rates have increased significantly. Your loan will enable me to put this loan repayment back within my original budget. I have been steadily employed in the same career for 19 years and at the same place of employment for the past 11 years. My credit rating is good and my credit reports show that I have never missed or been late on a payment. Keeping interest rates and payment schedules within my family's annual budget is important to my overall financial goals. I am thankful for lenders who appreciate stability a solid repayment record.

A credit bureau reported the following information about this borrower member on April 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1992	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$43,620.00	Public Records On File:	0
Revolving Line Utilization:	92.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 391247

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391247	$12,800	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391247. Member loan 391247 was requested on April 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	JPMorgan Chase & Co.	Debt-to-income ratio:	14.96%
Length of employment:	3 years	Location:	cedar park, TX

Home town:	Kalamazoo
Current & past employers:	JPMorgan Chase & Co., Wells Fargo Financial
Education:	Carthage College

This borrower member posted the following loan description, which has not been verified:

I am a bank manager that has very steady income but am trying to consol two credit cards together and become junk debt free. On my record I have two homes that are rental properties for me in MI. I am on them with my father so there is no risk there. My payback timeframe is 12-18 months for this loan.

A credit bureau reported the following information about this borrower member on April 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	28	Months Since Last Delinquency:	17
Revolving Credit Balance:	$24,769.00	Public Records On File:	0
Revolving Line Utilization:	90.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 391263

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391263	$19,750	20.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391263. Member loan 391263 was requested on April 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$50,000 / month
Current employer:	The Vinland Group LLC	Debt-to-income ratio:	14.39%
Length of employment:	2 years 1 month	Location:	New York, NY

Home town:	New York
Current & past employers:	The Vinland Group LLC
Education:	McGill University

This borrower member posted the following loan description, which has not been verified:

I have been a practising attorney in New York City since 1984, with a practice that focuses on mergers and acquisitions, corporate finance and corporate, commercial and regulatory representation in the communications and media sectors. After twenty-four years of practice in a large law firm environment, I decided to form my own law firm. My recent historical client billings have averaged between $2.4 million and $3.2 million per year. Given the economic downturn, I am making a very conservative annual legal practice business model assumption of $1.5 million - $2.0 million in revenues and no more than $300,000 of overhead. I typically work only on retainer, and thereby avoid realization and collection problems. The loan would be used for cash flow balancing. Thank you for your consideration and attention.

A credit bureau reported the following information about this borrower member on April 6, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1988	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	42
Revolving Credit Balance:	$952,013.00	Public Records On File:	0
Revolving Line Utilization:	99.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 391264

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391264	$5,200	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391264. Member loan 391264 was requested on April 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$1,792 / month
Current employer:	sunridge nurseries	Debt-to-income ratio:	1.67%
Length of employment:	12 years 4 months	Location:	ARVIN, CA

Home town:	jalisco
Current & past employers:	sunridge nurseries, sunridge nurseries inc.
Education:	n/a

This borrower member posted the following loan description, which has not been verified:

the auto loan is to purchase a 2002 chevy thaoe from a private seller.

A credit bureau reported the following information about this borrower member on March 23, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$805.00	Public Records On File:	0
Revolving Line Utilization:	4.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 391299

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391299	$10,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391299. Member loan 391299 was requested on April 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,000 / month
Current employer:	Design ITC	Debt-to-income ratio:	17.57%
Length of employment:	3 years 9 months	Location:	LOS ANGELES, CA

Home town:	Saigon
Current & past employers:	Design ITC
Education:	California State University Northridge

This borrower member posted the following loan description, which has not been verified:

I have two car payments under my name, however, both accounts ar paid by my parents and cousin. I let them use my credit to buy a car, and I can prove those payments are made by them.

A credit bureau reported the following information about this borrower member on April 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	49	Months Since Last Delinquency:	28
Revolving Credit Balance:	$11,877.00	Public Records On File:	0
Revolving Line Utilization:	59.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 391306

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391306	$7,100	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391306. Member loan 391306 was requested on April 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Virginia Tech	Debt-to-income ratio:	13.25%
Length of employment:	6 years 2 months	Location:	Blacksburg, VA

Home town:
Current & past employers:	Virginia Tech
Education:

This borrower member posted the following loan description, which has not been verified:

Debt consolidation loan

A credit bureau reported the following information about this borrower member on April 7, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1991	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,409.00	Public Records On File:	0
Revolving Line Utilization:	12.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 391319

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391319	$10,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391319. Member loan 391319 was requested on April 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	douglas elliman	Debt-to-income ratio:	24.34%
Length of employment:	5 years	Location:	riverhead, NY

Home town:	brooklyn
Current & past employers:	douglas elliman
Education:	Boston University

This borrower member posted the following loan description, which has not been verified:

My income and credit is excellent.

A credit bureau reported the following information about this borrower member on April 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1972	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	21	Months Since Last Delinquency:	15
Revolving Credit Balance:	$46,268.00	Public Records On File:	0
Revolving Line Utilization:	92.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 391326

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391326	$25,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391326. Member loan 391326 was requested on April 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	JTB Ventures, Inc.	Debt-to-income ratio:	13.25%
Length of employment:	n/a	Location:	Richmond, VA

Home town:
Current & past employers:	JTB Ventures, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

We recently launched our home healthcare company in a growing market and there are tremendous opportunities for gaining market share. Our team has a combined total of over 75 years of marketing and sales along with industry specific entreprenuerial and senior management expertise. These funds will allow me to contribute to the working capital of the company and we project revenues in excess of $250k during our first year. We recently obtained a Medicare Certification and will be providing services to the growing age population of 65 and over. This group will increase twice as fast as the general population between now and the year 2030. Despite the economy, our industry (healthcare) has increased in both revenues and job creation. With seasoned management and our great target market, we are positioned for longterm success.

A credit bureau reported the following information about this borrower member on April 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1986	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	17	Months Since Last Delinquency:	18
Revolving Credit Balance:	$55,837.00	Public Records On File:	0
Revolving Line Utilization:	92.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 391348

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391348	$12,500	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391348. Member loan 391348 was requested on April 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Republic Airways Holdings	Debt-to-income ratio:	14.68%
Length of employment:	4 years 2 months	Location:	Crystal Lake, IL

Home town:	Lewisville
Current & past employers:	Republic Airways Holdings, Chicago Express Airlines
Education:	Southern Illinois University-Carbondale

This borrower member posted the following loan description, which has not been verified:

Hi there! I just want to be free of my credit cards, so I want to quickly pay them off and close them out so I can take advantage of these low rates and finish saving up for my first home purchase this year. I'm a good person and have a great credit score!

A credit bureau reported the following information about this borrower member on April 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1997	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,663.00	Public Records On File:	0
Revolving Line Utilization:	34.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 391365

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391365	$9,500	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391365. Member loan 391365 was requested on April 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	Central Coast Sealcoating	Debt-to-income ratio:	7.30%
Length of employment:	10 years	Location:	Atascadero, CA

Home town:	Walnut Creek
Current & past employers:	Central Coast Sealcoating, Auto-Doc
Education:	Santa Barbara Business College-Santa Maria

This borrower member posted the following loan description, which has not been verified:

I have been in business 10 years. And I need one piece of equipment to stay in the competition. I plan on paying this back sooner if there are no penalties to do so. I am not running out of money but do not want to use all of my cash so I am looking here. Email me for any questions you have. Thank you so much. Mike I will be buying a 1500 gallon sealcoat tank so I can do some bigger jobs that I have lined up. I have the truck to put in on already just need the tank. The bigger the tank the more money you save when you go and buy the sealcoat. Thanks

A credit bureau reported the following information about this borrower member on April 6, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	37
Revolving Credit Balance:	$3,951.00	Public Records On File:	0
Revolving Line Utilization:	16.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 391393

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391393	$15,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391393. Member loan 391393 was requested on April 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	Altorfer Inc	Debt-to-income ratio:	16.62%
Length of employment:	37 years	Location:	Champaign, IL

Home town:	Cissna Park
Current & past employers:	Altorfer Inc
Education:	Nashville Auto Diesel College Inc

This borrower member posted the following loan description, which has not been verified:

My biggest dream is to see my son graduate from college. He is in need of some financial help and while I make a good living, I cannot provide the type of financial help he so much deserves. I am looking for this amount of money to make sure that he will be able to put it into savings and watch it grow while paying for college. I have been employed at the same company for 37 years and I own my own home. I pay for my cars and any other expenses in cash only and I have only taken out loans in the past that I know I can handle. The one advantage that I have is that my son and his wife will also be contributing to repayment of this loan. So, the great thing is, there will be three people making sure this loan is paid! I have a minimal amount of debt and what I do have is completely manageable. The way I look at is that education is the best investment you can make in life.

A credit bureau reported the following information about this borrower member on April 6, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1993	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 391398

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391398	$15,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391398. Member loan 391398 was requested on April 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,167 / month
Current employer:	Swenson Company	Debt-to-income ratio:	17.71%
Length of employment:	8 years 4 months	Location:	San Diego, CA

Home town:	San Carlos
Current & past employers:	Swenson Company, Murrieta Valley Unified School District, Walt Disney Co.
Education:	Palomar College, Mt. San Jacinto College

This borrower member posted the following loan description, which has not been verified:

Potential Lenders: My name is Michael Swenson, I run and operate my company Swenson Company. www.SwensonCompany.com I have been in business for now over 8 years, have an excellent credit score and have been very successful with my business by adding an additional 10 to 20K each year in sales. I am a sole proprietor and in years past to start the company and fund it I have to apply for personal credit cards to which I had to max out, get small business loans with outrageous interest rates, etc... to buy equipment, for marketing and advertising and to operate the business. And to date I have paid off those credit cards and loans and closed those accounts. I make my payments, pay off debt and continue to reach my goals with my business each year. I currently have now nine thousand in new loan/credit debt that I would like to pay off and close for a lower interest rate with lending club and I need to add new equipment and update our marketing and added servicees of the company, which will cost about six thousand. I have 2 employees and work with about 25 other Independent Contractors in the same fields we do. Here is the break down of what we do. I am one of the Nations Leading Comedy Hypnotists. I perform for Corporate Events, Collage and High Schools across the Nation, I am an official NBA Half-Time Hypnotist, as well as perform on Cruise Ships, including Royal Caribbean and Celebrity Cruise lines. My Hypnosis site is www.Hypno.com I also work with some of the largest Agents in the US, www.HarmonyArtists.com , and www.Class-Act.com who book me around the world. I also run a Mobile DJ company in Southern California for Schools, Weddings and Corporate Events as well as run a Photography Company. www.LocationEvents.com With this money I will be able to eliminate my remaining high interest rate by consolidating and purchase the needed equipment to expand the business. Thank you for your investment consideration.

A credit bureau reported the following information about this borrower member on April 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	26	Months Since Last Delinquency:	14
Revolving Credit Balance:	$22,329.00	Public Records On File:	0
Revolving Line Utilization:	73.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 391422

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391422	$10,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391422. Member loan 391422 was requested on April 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	self employed	Debt-to-income ratio:	2.24%
Length of employment:	20 years	Location:	Ickesburg, PA

Home town:	Quarryville
Current & past employers:	self employed, Loysville Structures
Education:	none

This borrower member posted the following loan description, which has not been verified:

we are doing business as Beilers Pretzels at a farmers market and are getting requests to come to carnivals and fairs in our local area. We found a trailer for sale in our local area that is set up and ready to make pretzels immediatly. This trailer is being sold due to death in the family. They are well known in our local area and the local community wants to see us buy the trailer and keep it in the local area with our experience. We also see this as a very profitable business. The farmers market web site is villagecraft.webs.com thank you in advance for considering this

A credit bureau reported the following information about this borrower member on April 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,435.00	Public Records On File:	0
Revolving Line Utilization:	88.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 391438

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391438	$4,000	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391438. Member loan 391438 was requested on April 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,333 / month
Current employer:	Whole Foods Market	Debt-to-income ratio:	23.83%
Length of employment:	5 years 1 month	Location:	fairfax, CA

Home town:	Fairfax
Current & past employers:	Whole Foods Market, Sears Holdings Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

well to make a long story short. I got a credit card when i was 18 then i just went doen hillfrom there. now i have 5 credit cards that are maxed out , a personal loan and a car payment. i just want to pay them of and just have one bill instead of 7

A credit bureau reported the following information about this borrower member on April 6, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2006	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,071.00	Public Records On File:	0
Revolving Line Utilization:	78.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 391455

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391455	$25,000	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391455. Member loan 391455 was requested on April 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	Hannebaum Grain Co., Inc.	Debt-to-income ratio:	2.44%
Length of employment:	3 years 7 months	Location:	Salina, KS

Home town:	Salina
Current & past employers:	Hannebaum Grain Co., Inc., Cargill, Inc.
Education:	Kansas State University

This borrower member posted the following loan description, which has not been verified:

I am planning on using the funds for home improvement. I am a reliable and responsible candidate for the loan for two reasons. The first reason would be that my credit scores are 696,710, and 699 respectively. Additionally, I earn enough monthly cash flow to repay the loan without any problem.

A credit bureau reported the following information about this borrower member on April 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	44	Months Since Last Delinquency:	20
Revolving Credit Balance:	$9,318.00	Public Records On File:	0
Revolving Line Utilization:	30.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 391466

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391466	$15,600	17.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391466. Member loan 391466 was requested on April 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	BlueCorp Industrial Inc	Debt-to-income ratio:	19.74%
Length of employment:	2 years 1 month	Location:	San Jose, CA

Home town:	San Jose
Current & past employers:	BlueCorp Industrial Inc, Willow Glen Builders
Education:	San Jose City College

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate my high interest rate credit cards and lower my monthly expenses. I am also consolidating my debt, so i may save more for my retierment.

A credit bureau reported the following information about this borrower member on April 7, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	23	Months Since Last Delinquency:	17
Revolving Credit Balance:	$13,005.00	Public Records On File:	0
Revolving Line Utilization:	96.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 391479

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391479	$11,000	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391479. Member loan 391479 was requested on April 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Honlulu Fire Department	Debt-to-income ratio:	14.97%
Length of employment:	18 years 4 months	Location:	Kaneohe, HI

Home town:	Wailuku
Current & past employers:	Honlulu Fire Department
Education:	BYU Hawaii

This borrower member posted the following loan description, which has not been verified:

requesting loan to make some home improvements as well as pay off some bills.

A credit bureau reported the following information about this borrower member on April 6, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1974	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	70
Revolving Credit Balance:	$9,649.00	Public Records On File:	0
Revolving Line Utilization:	50.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 391525

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391525	$4,800	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391525. Member loan 391525 was requested on April 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,167 / month
Current employer:	USA Properties Fund	Debt-to-income ratio:	1.20%
Length of employment:	9 years 1 month	Location:	Plumas Lake, CA

Home town:	Capitola
Current & past employers:	USA Properties Fund, Gray Cary Ware & Friedenrich
Education:	Heald College at San Jose

This borrower member posted the following loan description, which has not been verified:

I am seeking a fixed monthly payment loan for the installation of a concrete patio and walkway at my new home.

A credit bureau reported the following information about this borrower member on April 7, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1990	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,473.00	Public Records On File:	0
Revolving Line Utilization:	10.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 391560

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391560	$10,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391560. Member loan 391560 was requested on April 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	Public Partnerships	Debt-to-income ratio:	4.00%
Length of employment:	1 year 1 month	Location:	Waltham, MA

Home town:	Waltham
Current & past employers:	Public Partnerships
Education:	Babson College

This borrower member posted the following loan description, which has not been verified:

I am in the middle of a divorce and the credit card bills are piling up. I am looking for a loan to consolidate about $8000 of credit card debt with enough left for the duration of the divorce.

A credit bureau reported the following information about this borrower member on April 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	30	Months Since Last Delinquency:	14
Revolving Credit Balance:	$7,350.00	Public Records On File:	0
Revolving Line Utilization:	13.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 391569

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391569	$20,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391569. Member loan 391569 was requested on April 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,500 / month
Current employer:	Local 422	Debt-to-income ratio:	15.51%
Length of employment:	11 years	Location:	morris, IL

Home town:	Coal City
Current & past employers:	Local 422
Education:

This borrower member posted the following loan description, which has not been verified:

Along with my tax refund and your loan I would like to pay off my credit cards and have one bill. Althouh my credit is good and not excellent I feel I am very reliable with paying my bills.

A credit bureau reported the following information about this borrower member on April 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1985	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	49
Revolving Credit Balance:	$19,367.00	Public Records On File:	0
Revolving Line Utilization:	49.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 391570

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391570	$12,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391570. Member loan 391570 was requested on April 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,000 / month
Current employer:	Telfair County Board of Education	Debt-to-income ratio:	24.60%
Length of employment:	2 years	Location:	Alamo, GA

Home town:	Vidalia
Current & past employers:	Telfair County Board of Education
Education:	Georgia Southern University, Middle Georgia College

This borrower member posted the following loan description, which has not been verified:

This loan is for Graduate School.

A credit bureau reported the following information about this borrower member on April 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,376.00	Public Records On File:	0
Revolving Line Utilization:	33.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 391591

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391591	$24,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391591. Member loan 391591 was requested on April 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,158 / month
Current employer:	Fair Havens Center	Debt-to-income ratio:	14.28%
Length of employment:	10 years	Location:	miami, FL

Home town:	Miami Springs
Current & past employers:	Fair Havens Center
Education:

This borrower member posted the following loan description, which has not been verified:

I want to persue a degree in finances, I want to expamd horizons to the administrative part in the medical field.

A credit bureau reported the following information about this borrower member on March 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	41	Months Since Last Delinquency:	11
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 391600

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391600	$8,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391600. Member loan 391600 was requested on April 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	ExxonMobil	Debt-to-income ratio:	0.50%
Length of employment:	3 years	Location:	Houston, TX

Home town:	Houston
Current & past employers:	ExxonMobil
Education:	University of Texas

This borrower member posted the following loan description, which has not been verified:

Hello, I am trying this service out for the first time and am looking for a loan for two reasons: (1.) To consolidate some debts that I have (credit card and auto loan); and (2.) Establish even better credit. I am not necessarily going to save money by doing this but I want to establish my credit more because I plan on buying a house next year. I have a detailed financial plan and have $2k in my bank account and over $18k in an investment account.

A credit bureau reported the following information about this borrower member on April 7, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1996	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 391605

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391605	$5,300	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391605. Member loan 391605 was requested on April 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,577 / month
Current employer:	Kroger	Debt-to-income ratio:	0.58%
Length of employment:	33 years 6 months	Location:	Elizabethtown, KY

Home town:	Louisville
Current & past employers:	Kroger, Ponderosa Steak House
Education:	Lexington Community College

This borrower member posted the following loan description, which has not been verified:

To most importantly; pay for my dental expenses in having crown work done on three of my lower front teeth, and to also pay off my American Express credit card.

A credit bureau reported the following information about this borrower member on April 7, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1990	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,674.00	Public Records On File:	0
Revolving Line Utilization:	8.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 391632

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391632	$1,500	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391632. Member loan 391632 was requested on April 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,500 / month
Current employer:	retired	Debt-to-income ratio:	10.44%
Length of employment:	7 years 3 months	Location:	newark, DE

Home town:
Current & past employers:	retired
Education:

This borrower member posted the following loan description, which has not been verified:

need lots of dental work and don't have the money

A credit bureau reported the following information about this borrower member on April 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1986	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	15	Months Since Last Delinquency:	23
Revolving Credit Balance:	$10,926.00	Public Records On File:	0
Revolving Line Utilization:	72.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 391635

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391635	$5,600	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391635. Member loan 391635 was requested on April 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,708 / month
Current employer:	IHS Federal Government	Debt-to-income ratio:	6.09%
Length of employment:	2 years 6 months	Location:	Chinle, AZ

Home town:	Chinle
Current & past employers:	IHS Federal Government, Correctional Services Corp.
Education:	Dine College

This borrower member posted the following loan description, which has not been verified:

I am a 29 year old mother of one. I work for the Federal Government in the Security field. I have a stable and secure job. I made some regretful decisions when I was younger and ruined my credit. I have now been working on fixing my credit for the past 4+ years. I still have a way to go but I'm almost up there. I am a very honest person and will appreciate the help. Thanks for your consideration.

A credit bureau reported the following information about this borrower member on April 7, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	70
Revolving Credit Balance:	$3,805.00	Public Records On File:	0
Revolving Line Utilization:	48.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 391645

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391645	$10,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391645. Member loan 391645 was requested on April 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	n/a	Debt-to-income ratio:	11.02%
Length of employment:	5 years 11 months	Location:	Albany, NY

Home town:	Schenectady
Current & past employers:
Education:	Boston College

This borrower member posted the following loan description, which has not been verified:

So, I adopted a retired seeing eye dog from the pound last year - a lovely old fellow of about 11 years old. While I make a good income, two unexpected surgeries cost several thousand dollars, which I had to put on my credit card. Things were going along great until my interest rate shot up to 19.99%. I certainly can and have been making the payments without a problem, but I would love to get out of debt sooner rather than later. Paying off this credit card through Lending Club will allow me to reduce my overall debt much quicker. I am a professional person who has a stable job and makes a good salary. I have diligently improved my credit score over the last few years and am looking at Lending Club as a way to continue to do that. Thanks for your interest. I hope that we can work together to both our benefit.

A credit bureau reported the following information about this borrower member on April 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1993	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	66
Revolving Credit Balance:	$9,484.00	Public Records On File:	0
Revolving Line Utilization:	83.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 391659

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391659	$12,000	17.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391659. Member loan 391659 was requested on April 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,583 / month
Current employer:	It Works Marketing, Inc	Debt-to-income ratio:	12.31%
Length of employment:	1 year 3 months	Location:	Kentwood, MI

Home town:	Jackson
Current & past employers:	It Works Marketing, Inc
Education:	Hope College

This borrower member posted the following loan description, which has not been verified:

We spent more on our wedding than we had initially planned and had to use our credit cards to finance the last few vendor payments. Those pictures were great, but expensive!! We'd like to keep our credit scores as high as possible and we know the score goes down as the amount of available revolving credit decreases. I am looking for a fixed payment loan that I can pay down over time and get our credit cards back to $0 balances as we always maintained before the wedding. I have never had a late payment on any account. We own our cars free and clear and have minimal monthly obligations. I am a college graduate and I have a good paying job. My credit "grade" will increase dramatically when these credit cards are paid off. My credit score was 725 when I had a zero balance on these cards and I'd like it to return there.

A credit bureau reported the following information about this borrower member on April 7, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,753.00	Public Records On File:	0
Revolving Line Utilization:	95.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 391704

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391704	$12,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391704. Member loan 391704 was requested on April 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$7,667 / month
Current employer:	n/a	Debt-to-income ratio:	7.63%
Length of employment:	n/a	Location:	North Hills, CA

Home town:	Norfolk
Current & past employers:	Morgan Stanley, Tandberg Television, part of the Ericsson Group
Education:	University of California-Los Angeles (UCLA)

This borrower member posted the following loan description, which has not been verified:

Currently working full time as an IT Consultant, and run a profitable IT business on the side that consists of three employees. This loan would help facilitate growth by allowing for payroll expansion to grow client base, office space and other costs.

A credit bureau reported the following information about this borrower member on April 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	8	Months Since Last Delinquency:	16
Revolving Credit Balance:	$752.00	Public Records On File:	0
Revolving Line Utilization:	2.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 391722

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391722	$25,000	18.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391722. Member loan 391722 was requested on April 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	Self-Employer	Debt-to-income ratio:	24.38%
Length of employment:	4 years	Location:	Rosemead, CA

Home town:
Current & past employers:	Self-Employer
Education:

This borrower member posted the following loan description, which has not been verified:

Why I Need This Loan? I have two credit cards from Bank of America and one from WaMu/Chase for about four years. I always pay on time and never miss any payments, but I?m not sure why they suddenly change my rate to 27.00%, which is very high, so I want to pay off them as fast as possible and never come back to use these cards. I?m getting in this trouble because I used these credit cards to buy equipment for my owned company at the start up (at that time, the rate of these cards were not high). I have asked these banks to give me a lower rate, but they didn?t accept my request. That?s why I?m looking for a personal loan with better rate so that I can pay off these high interest rate cards and only to worry about one payment monthly. My Job and Income: I owned a reputable company which has been in business four years and making about $19,000 per month in gross revenue. The company is profitable and growing fast. These profits use to pay for the company expense and my salary. I pay myself about $10,000 to $11,000 per month. My Personal Payments and Expense: Currently, my parent and little sister have no job. They lives depend on me. I take care everything for my family. That?s why I spend a lot for my family. This is my monthly payments and Spending: House Rental + Utilize Bills (Gas, Water, Electricity): $1,900/mo Cars Payment - $1,368/mo (all most pay off) Insurance - $350/mo Phone + Interrnet Bills - $350/mo Money for Parent - $1,000/mo Money for Little Sister - $700/mo Personal Expense - $1,700/mo Credit Cards Payment - $2,500/mo Total: $9,868/mo My Financial Plans: As you see, I have the ability to pay back my loan. Each month I take $2,500 to pay the credit cards debt. After I get this loan, I will pay off these credit cards then I will use $2,500 to pay for this loan. Once my parent and sister get job, I won?t support them anymore. I will then take another $1,700/mo to pay for this loan because I want to be debt free ASAP and save some money to buy a house for my family. About Me: I?m a single guy. 25 years old. I am honest and always responsible on the money that I owe. I have never had a late payment and always pay my bills on time. You won?t be regret when invest on my loan. To funding my loan, you will make money from me. I will also save my time and money. Both of us have the benefits. Only the banks lost my business! Thank you for your investment and consideration!

A credit bureau reported the following information about this borrower member on April 7, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$33,367.00	Public Records On File:	0
Revolving Line Utilization:	87.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 391732

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391732	$15,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391732. Member loan 391732 was requested on April 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	GE Healthcare	Debt-to-income ratio:	8.76%
Length of employment:	4 months	Location:	Glen Allen, VA

Home town:	Vereeniging
Current & past employers:	GE Healthcare
Education:	Vaal Triangle University

This borrower member posted the following loan description, which has not been verified:

We have recently found our dream home and have been approved for purchasing the home. With the current economic climate and being a first time home buyer it is an excellent time to pursue buying a new home. The entire loan amount will be paid out to the mortgage company as down payment. We entered America in 2006 and have since built an excellent credit history, and we hope that this in itself will prove to you our commitment to our responsibilities. We hope you can assist us in securing our new venture.

A credit bureau reported the following information about this borrower member on April 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2007	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,137.00	Public Records On File:	0
Revolving Line Utilization:	13.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 391745

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391745	$12,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391745. Member loan 391745 was requested on April 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	Self employed	Debt-to-income ratio:	11.21%
Length of employment:	5 years 6 months	Location:	Palisades Park, NJ

Home town:	Cali
Current & past employers:	Self employed
Education:	Corporacion Educativa Centro Superior

This borrower member posted the following loan description, which has not been verified:

I want to pay my credit cards and get only one debt to be paid. I will leave my credit cards in standby.

A credit bureau reported the following information about this borrower member on April 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,277.00	Public Records On File:	0
Revolving Line Utilization:	50.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 391751

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391751	$4,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391751. Member loan 391751 was requested on April 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,833 / month
Current employer:	McOpCo	Debt-to-income ratio:	19.75%
Length of employment:	2 years 7 months	Location:	Biloxi, MS

Home town:	Biloxi
Current & past employers:	McOpCo
Education:	Rutgers University at New Brunswick/Piscataway, Mississippi Gulf Coast Community College

This borrower member posted the following loan description, which has not been verified:

So, I had to sell my dream car, a 1993 Toyota MR2 turbo when me and my wife had our first baby and buy a "respectable" family car. I've been driving a Hyundai Santa-Fe for 3 years now, and I am finally in a position to where I can afford a second car, and I want my dream car back. Unfortunately, in that time, they've only gotten rarer and more expensive. I found one locally after much scouring the classifieds, and it's at a great price, and it's in great shape. Unfortunately, the bank won't finance it since it's apparently "too old" for their taste. In fact, no bank will finance it for just that reason. Please help me out to get my dream back.

A credit bureau reported the following information about this borrower member on April 7, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	12	Months Since Last Delinquency:	20
Revolving Credit Balance:	$555.00	Public Records On File:	0
Revolving Line Utilization:	3.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 391767

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391767	$9,600	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391767. Member loan 391767 was requested on April 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$3,333 / month
Current employer:	Bailey Funeral Home	Debt-to-income ratio:	14.10%
Length of employment:	3 years 4 months	Location:	El Dorado, AR

Home town:	Hobbs
Current & past employers:	Bailey Funeral Home, Youngs Funeral home, Smith Funeral Home
Education:	UACCH / recieved assosiates in funeral service, DeVry University-Illinois / Working on Bachelors in Management

This borrower member posted the following loan description, which has not been verified:

Loan is for inexpensive reliable vehicle, new tires and consolidating some small debt to help me finish up my bachelors in technical management.

A credit bureau reported the following information about this borrower member on April 8, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	23	Months Since Last Delinquency:	6
Revolving Credit Balance:	$4,485.00	Public Records On File:	0
Revolving Line Utilization:	25.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 391804

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391804	$8,250	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391804. Member loan 391804 was requested on April 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,300 / month
Current employer:	Peoples Energy	Debt-to-income ratio:	24.45%
Length of employment:	8 years 9 months	Location:	Lancaster, OH

Home town:	Lancaster
Current & past employers:	Peoples Energy, Peoples Bank
Education:	Ohio University-Lancaster Campus

This borrower member posted the following loan description, which has not been verified:

I am recently divorced, raising 2 teenaged boys. I have $15,000 in credit card debt that was accumulated from my ex-husband but I was left with to pay. I've already cashed in an IRA from my previous employer while I was married to pay some of my ex husband's debt. I work full-time but with raising 2 boys it's not enough. This money would help me pay off these 2 cards to get back on my feet. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on April 8, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1984	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	48	Months Since Last Delinquency:	35
Revolving Credit Balance:	$29,576.00	Public Records On File:	0
Revolving Line Utilization:	41.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 391816

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391816	$9,600	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391816. Member loan 391816 was requested on April 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Dillards	Debt-to-income ratio:	15.23%
Length of employment:	2 years	Location:	bradenton, FL

Home town:	Hong Kong
Current & past employers:	Dillards, shanghai Commercial Bank
Education:	Troy University at Troy

This borrower member posted the following loan description, which has not been verified:

My husband and I are opening up a martial arts school in Sarasota Florida. He and I will be running an after school pickup program as well as other classes. We have a full business plan available. My husband presently works as a financial advisor with Edward Jones in Sarasota and I work at dullards as a manager. My husband has been involved in martial arts for over 15 years and has helped run schools before. We feel that the Sarasota area is a very good location based on demographics and market research.

A credit bureau reported the following information about this borrower member on April 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2007	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$225.00	Public Records On File:	0
Revolving Line Utilization:	5.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 391819

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391819	$24,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391819. Member loan 391819 was requested on April 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,500 / month
Current employer:	Muller Group International	Debt-to-income ratio:	15.91%
Length of employment:	3 years	Location:	hialeah, FL

Home town:	Miami
Current & past employers:	Muller Group International
Education:

This borrower member posted the following loan description, which has not been verified:

I am planning on my MBA to boost my carreer and potential in the market, I firmly believe in education as the key to success.

A credit bureau reported the following information about this borrower member on March 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,162.00	Public Records On File:	0
Revolving Line Utilization:	42.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 391825

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391825	$14,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391825. Member loan 391825 was requested on April 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,096 / month
Current employer:	Linda D. Schoonover, P.A.	Debt-to-income ratio:	22.13%
Length of employment:	4 years 11 months	Location:	Orlando, FL

Home town:	Provo
Current & past employers:	Linda D. Schoonover, P.A., Orlando Orthopedic Center, Bear Stearns Cos.
Education:	Snow College

This borrower member posted the following loan description, which has not been verified:

I have excellent credit and would like to pay off one of my credit cards and my loan with Citi financial (due to outrageous interest on both)

A credit bureau reported the following information about this borrower member on April 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	52
Revolving Credit Balance:	$1,840.00	Public Records On File:	0
Revolving Line Utilization:	26.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 391826

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391826	$16,750	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391826. Member loan 391826 was requested on April 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Southern Wine and Spirits of America	Debt-to-income ratio:	8.56%
Length of employment:	4 years 6 months	Location:	Parkland, FL

Home town:	Bryn Mawr
Current & past employers:	Southern Wine and Spirits of America, Office Depot
Education:	East Carolina University

This borrower member posted the following loan description, which has not been verified:

I am a college graduate who works as a buyer with a large private distibutor. I make 60,000 annually including bonuses. My wife has her master's degree, and has been working with abused children for the past 16 years, as well as adolecents with substance abuse issues. She makes 50,000 annually and also generates additional income seeing private practice clients on the weekends as a family counselor. We have utilized our salaries over the past several years to pay childcare expenses, our mortgage, as well as invest in pre-paid college plans for our two children and 401K plans. Our youngest will be starting kindergarten in the fall, saving us about $1,000 monthly in expenses. Our mortgage is current and we own our vehicles. I grew up spending my summers on the Jersey shore in a house that my grandparents purchased in the 1940s. The house in located on the ocean block, but it has seen better days. Most of the other homes on the street have been renovated. I would like the opportunity to secure funds toward making needed improvements. I plan to maintain her hisorical structure, shingles and all. My family is so committed to the home, that my brother in law is willing to co-sign and/or act as guarantor on the loan. He makes 145,000 annually, plus another 100,000 in bonuses. His 100,000 mortgage is nearly paid off, and he owns his vehicles. He has no debt, and substantial savings. On behalf of myself and my family, thank you for your investment consideration.

A credit bureau reported the following information about this borrower member on April 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1991	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	46
Revolving Credit Balance:	$25,409.00	Public Records On File:	0
Revolving Line Utilization:	38.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 391833

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391833	$14,600	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391833. Member loan 391833 was requested on April 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$4,333 / month
Current employer:	NJ department of corrections	Debt-to-income ratio:	23.26%
Length of employment:	2 years	Location:	ELIZABETH, NJ

Home town:	armenia
Current & past employers:	NJ department of corrections, U.S Army, NJ DEPT OF VETERANS AFFAIRS
Education:	Union County College

This borrower member posted the following loan description, which has not been verified:

I have a secure job as a State Corrections Officer, With overtime potential. I will be able to make payments in a timely manner.

A credit bureau reported the following information about this borrower member on April 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	74
Revolving Credit Balance:	$16,124.00	Public Records On File:	0
Revolving Line Utilization:	63.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 391839

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391839	$22,000	19.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391839. Member loan 391839 was requested on April 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Stylewit Inc / FIT	Debt-to-income ratio:	5.14%
Length of employment:	10 years	Location:	LIC, NY

Home town:
Current & past employers:	Stylewit Inc / FIT
Education:

This borrower member posted the following loan description, which has not been verified:

We are New York City based Designer Studio / Manufacturer, operating under STYLEWIT DESIGN STUDIO name. Our most recent manufacturing venture, Dr.Boudoir, we designed, developed, produced and branded a young designer collection. The label generated high visibility and retail success among department and specialty stores such as; Barneys NY, Saks Fifth Avenue, Neiman-Marcus, Fred Segal, Ron Herman (LA), Browns (London), Isetan (Tokyo) plus over 120 specialty stores in Canada, UK, France, Spain, Italy, Israel, Japan and South Africa. Our second year volume spiked to $500.000. We stepped manufacturing because of internal and highly personal reasons (business partners wore life partners as well). We know that the brad still have much recognition and validity, so we are in need of additional capital to properly re-launch the brand. To learn more about Dr.BOUDOIR go to: http://www.stylewit.com/projects/drboudoir/index.html

A credit bureau reported the following information about this borrower member on April 8, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1980	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	33
Revolving Credit Balance:	$16,667.00	Public Records On File:	0
Revolving Line Utilization:	96.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 391840

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391840	$15,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391840. Member loan 391840 was requested on April 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	US Army	Debt-to-income ratio:	20.66%
Length of employment:	14 years 4 months	Location:	sanford, SC

Home town:	Islip
Current & past employers:	US Army
Education:	Central Texas College

This borrower member posted the following loan description, which has not been verified:

I am trying to consolidate my loans to make one payment instead of several without a dept consolidation service

A credit bureau reported the following information about this borrower member on April 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	64
Revolving Credit Balance:	$6,560.00	Public Records On File:	0
Revolving Line Utilization:	49.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 391842

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391842	$12,400	7.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391842. Member loan 391842 was requested on April 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,500 / month
Current employer:	self	Debt-to-income ratio:	6.40%
Length of employment:	10 years	Location:	JASPER, AL

Home town:	Staunton
Current & past employers:	self
Education:	university of alabama

This borrower member posted the following loan description, which has not been verified:

2004 chevrolet silverado

A credit bureau reported the following information about this borrower member on April 8, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	41
Revolving Credit Balance:	$582.00	Public Records On File:	0
Revolving Line Utilization:	1.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 391852

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391852	$3,600	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391852. Member loan 391852 was requested on April 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$1,500 / month
Current employer:	Red Lobster	Debt-to-income ratio:	1.13%
Length of employment:	4 months	Location:	Manassas, VA

Home town:	Alexandria
Current & past employers:	Red Lobster
Education:	Northern Virginia Community College

This borrower member posted the following loan description, which has not been verified:

I moved in with my dad and need a loan to get furniture in my room. I need everything. A bed, tv, tv stand, dresser, computer desk. Please help!

A credit bureau reported the following information about this borrower member on April 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2007	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$707.00	Public Records On File:	0
Revolving Line Utilization:	17.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 391872

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391872	$19,200	17.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391872. Member loan 391872 was requested on April 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,888 / month
Current employer:	University of Florida	Debt-to-income ratio:	9.78%
Length of employment:	1 year 5 months	Location:	Gainesville, FL

Home town:	Krakow
Current & past employers:	University of Florida, Sage Healthcare, Pier 1 Imports, Shands Hospital
Education:	University of Florida

This borrower member posted the following loan description, which has not been verified:

I went to college with little understanding of economics. It seemed like a great idea to borrow money any time I fell short while in school since I had to pay my own way and I figured that the salary that I would be making after graduation would be more than adequate for quick repayment. I graduated three years ago with my B.S. and have worked hard to improve my financial situation since. I have learned a good deal about investments and credit while trying to pay off my debts and purchasing a home (87% LTV). I actually did manage to pay off and close nine accounts (various credit cards and an auto loan) which amounted to half of my total 'bad' debt, but the remaining five credit accounts are not budging. I am at the point where I have tried long enough to get rid of them that I believe that I need to just wipe them out at once. I have eliminated the physical cards and have been living off of income only. I have never missed a payment on any debt and I have never been late making a payment so I consider myself no risk to lenders. I have a good-excellent borderline credit score. The only tarnish on my credit file is the balance on these five accounts.

A credit bureau reported the following information about this borrower member on April 8, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,732.00	Public Records On File:	0
Revolving Line Utilization:	96.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 391877

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391877	$25,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391877. Member loan 391877 was requested on April 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	eBrothers Solutions, Inc.	Debt-to-income ratio:	9.87%
Length of employment:	5 years	Location:	Spring Valley, CA

Home town:	Springfield
Current & past employers:	eBrothers Solutions, Inc., Marconi Communications, GRCI / AT&T
Education:	Old Dominion University

This borrower member posted the following loan description, which has not been verified:

In short, I have a relatively young computer consulting company with some credit card debt. I am looking to reduce my interest rate and monthly payments and see the monthly progress of my debt repayment rather than being stuck in the same place month after month as a result of high finance charges and fees. My current credit card debt is inhibiting my ability to successfully implement strategies to enable me to grow my company. I am married with a wife and 2 kids. I am honest and have always paid my bills on time. I just need a little help right now. Now the details... We are an IT consulting company working with small businesses in the San Diego area. I started the company in 2003 and now have a total of 3 employees. In order to grow to the next level, I have started working ON my business instead of IN my business. This has required me to reallocate my time and resources to develop a consistently profitable business model. While I have a viable customer base, I?ve had to reinvent myself and my company to accommodate the need to grow my company. The ?one man? shop mentality and working on break fix issues will not allow my company to grow to the next level. I have developed a profitable business model, which is based on recurring revenue. A tremendous benefit for my customer is the ability to budget their normally un-predictable computer/network costs. Using a flat fee, ?all you can eat? support model paired with a software technology which enables me to provide 24/7/365 monitoring of all critical networking devices and remedy issues remotely. This allows me to have a consistent revenue stream for my company and benefits my customers by saving lost revenue due to unpredictable downtime. In addition, we have created a state of the art Business Continuity Solution to prevent disasters of data. It?s also based on a recurring revenue model which provides customers the ability to keep working if their server(s) goes down for whatever reason. Overall, my new business model is a proactive solution to managing a company?s IT infrastructure (computers, servers, router, etc?) A typical ?computer? company spends a lot of time and effort in a reactive break/fix model. We are able to proactively manage a computer network to prevent the problems before they become an issue. The new business model includes a few different components: 1. Marketing: Most business I?ve had has been word of mouth referral. I am now able to target customers who benefit from a proactive solution. This requires a comprehensive marketing strategy with multiple touch points from multi-step campaigns to lunch and learn seminars. To that end, I have hired a marketing expert who specializes in marketing for IT companies like mine. I now have 3 step marketing campaigns, tech tip postcards, and a wealth of other marketing material that will enable me to reach numerous new customers. 2. Helpdesk: I have now implemented a fully staffed helpdesk with process and procedures to resolve customer issues using a complete software system. This software application manages my billing, invoicing, Customer resource management, time entry, scheduling, accounting, email, and project management, all in one tool. It has increased my efficiency and capabilities to handle larger volumes of customers. It?s a tool to help get the next level. 3. Personal Growth: I have had to change my personal mentality from being a computer tech to an entrepreneur who manages a growing company. I appreciate your time and please feel free to contact me for questions. Thanks for your consideration.

A credit bureau reported the following information about this borrower member on April 8, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$54,855.00	Public Records On File:	0
Revolving Line Utilization:	10.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 391879

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391879	$20,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391879. Member loan 391879 was requested on April 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$15,000 / month
Current employer:	Creative REI Solutions LLC	Debt-to-income ratio:	4.82%
Length of employment:	5 months	Location:	Marina Del Rey, CA

Home town:	Atlantic City
Current & past employers:	Creative REI Solutions LLC, Self-Employed - Strickman Associates
Education:	Endicott College, University of California-Los Angeles (UCLA)

This borrower member posted the following loan description, which has not been verified:

Creative REI Solutions LLC invests in real property, primarily Multi Family Apartments in emerging markets. We have been associated with real estate for more than 20 years and have over 25 years of extensive leadership experience including P&L management in Corporate and Entrepreneurial Ventures. Our mission is to purchase 2-5M cash flowing apartment buildings, creating rapid equity growth by using management techniques which greatly increase income and decrease expense within a 3 year time frame and exit. Additionally, we are purchasing REOs and short sales at 50-70% of market value and either assigning to other investors or rehabbing and renting - or selling. ***We just received acceptance on a beautiful double lot property 2 blocks from the beach on an upscale South New Jersey Island. 11 rooms, 5 BR 3-1/2 BA plus a separate 1 BR 1 BA guest house 3800 square foot living space in main house, lot size is 7475 square feet. Purchase price $455,000, market value as is $750,000 - assessed land value alone is $673,000. We will be able to rehab this property by May, rent it for the summer season at $50-60K while having it listed for sale at $1.2 - 1.3M during the peek summer season. I am looking for start up capital for my new entity which will be used to cover business expenses other than financing and rehab. I have very good/clean credit and always pay on time. I am very knowledgeable about this business and business in general. I have a great team, and possess utmost integrity.

A credit bureau reported the following information about this borrower member on April 8, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1979	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,737.00	Public Records On File:	0
Revolving Line Utilization:	50.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 391887

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391887	$5,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391887. Member loan 391887 was requested on April 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,583 / month
Current employer:	Chevron Corp.	Debt-to-income ratio:	0.50%
Length of employment:	1 year	Location:	Danville, CA

Home town:	Vacaville
Current & past employers:	Chevron Corp.
Education:	University of California-Davis (UC Davis), University of San Francisco (USF)

This borrower member posted the following loan description, which has not been verified:

As you know, lending standards are tight these days. Banks are requiring 25% down. I need a little extra cash for a down payment on an investment property. Your help is greatly appreciated.

A credit bureau reported the following information about this borrower member on April 8, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1988	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$33.00	Public Records On File:	0
Revolving Line Utilization:	0.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 391892

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391892	$17,500	7.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391892. Member loan 391892 was requested on April 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,792 / month
Current employer:	PricewaterhouseCoopers LLP	Debt-to-income ratio:	8.61%
Length of employment:	3 years 3 months	Location:	STAMFORD, CT

Home town:	Brockton
Current & past employers:	PricewaterhouseCoopers LLP
Education:	University of Notre Dame, University of Connecticut School of Law

This borrower member posted the following loan description, which has not been verified:

Hello, The lease on my 2006 Infiniti G35 coupe ends at the end of May. I am going to exercise my option to buy, which is $21,400. The car is in excellent condition, I have only put 16,000 miles on it. Comparable 2006 Infiniti G35s at a dealership cost $24,000 - $26,500. I plan to pay the Connecticut car taxes and fees in cash, put down approximately $4,000 of the price, and would like to finance the remainder. I could put down substantially more in cash if I desired, however, I am saving for an engagement ring for my girlfriend, and the subsequent wedding of course. Thus, paying off the $17,500 over three years will allow for a relatively small car payment and free up ample cash to have the ring by Fall, and then save for the wedding in Summer of 2011. Financially, I am in very sound shape. I am an attorney, currently working as an international tax and global restructuring senior associate at PricewaterhouseCoopers, LLP. The firm, unlike its Big 4 counterparts, has announced it intends to weather the financial crisis without laying off employees. Irrespective of this, I work in an area of tax law that is doing robust business due to pending proposed legislation involving multinational corporations. I have been with PwC for over three years, and have consistently received the highest possible ratings during our year end review process. I currently make $117,500 a year before bonuses. My monthly take-home income, after 401(k) contributions, is approximately $7,000. My main monthly expense is the approximately $2,600 I pay in home ownership cost (inclusive of insurance, condo fee, and utilities). Otherwise I pay $350 in monthly student loans, and then for the basics (cable, cell phone, car insurance, gas, etc). I have zero credit card debt. My current lease payment is $516 a month, so the montly payment on the loan I am seeking would be more than this, but not substantially more. That pretty much covers it. I have a very secure job that pays well, and the reason I am looking to finance the purchase is so I can save for a ring and wedding over the next two years, while still having ample cash on hand to live life. Thank you for your time and your assistance.

A credit bureau reported the following information about this borrower member on April 11, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,524.00	Public Records On File:	0
Revolving Line Utilization:	8.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 391904

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391904	$4,500	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391904. Member loan 391904 was requested on April 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,042 / month
Current employer:	n/a	Debt-to-income ratio:	16.70%
Length of employment:	n/a	Location:	San Diego, CA

Home town:	Salina
Current & past employers:
Education:	University of Kansas Main Campus

This borrower member posted the following loan description, which has not been verified:

Need $4,500 for engine work on my car. I have a good, salaried job, and thus can make payments on-time routinely.

A credit bureau reported the following information about this borrower member on April 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,198.00	Public Records On File:	0
Revolving Line Utilization:	41.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 391918

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391918	$3,600	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391918. Member loan 391918 was requested on April 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,500 / month
Current employer:	mercedes	Debt-to-income ratio:	14.31%
Length of employment:	6 years	Location:	anniston, AL

Home town:	MISHAWAKA,
Current & past employers:	mercedes
Education:	Alabama State University

This borrower member posted the following loan description, which has not been verified:

Yes i want to get a loan to help cover the cost with the new furnishing for my new residence, out with the old in with the new. Thanks for you all help ahead of time.

A credit bureau reported the following information about this borrower member on April 8, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1988	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$48,360.00	Public Records On File:	0
Revolving Line Utilization:	30.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 391921

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391921	$25,000	17.90%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391921. Member loan 391921 was requested on April 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,167 / month
Current employer:	Davis Joint Unified	Debt-to-income ratio:	12.84%
Length of employment:	15 years	Location:	Yuba City, CA

Home town:	Gridley
Current & past employers:	Davis Joint Unified
Education:	California State University-Chico (CSU Chico), Fresno Pacific University, UC San Diego

This borrower member posted the following loan description, which has not been verified:

This is to pay off a number of credit cards and a 14000 HFC loan my wife took out at 22% interest.

A credit bureau reported the following information about this borrower member on April 8, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,941.00	Public Records On File:	0
Revolving Line Utilization:	23.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 391938

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391938	$3,600	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391938. Member loan 391938 was requested on April 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	ebay inc	Debt-to-income ratio:	0.00%
Length of employment:	2 years 6 months	Location:	JONESBORO, AR

Home town:	TERRYTOWN
Current & past employers:	ebay inc, SHIELDS PRIVATE NURSING SERVICES
Education:	ARKANSAS STATE UNIVERSITY

This borrower member posted the following loan description, which has not been verified:

I HAVE PROOF OF INCOME I MAKE $3,000 PER MONTH AND I AM SELF EMPLOYED.I CAN SHOW BANK STATEMENTS AND MY ONLINE MONEY ACCOUNT.I CAN REPAY THE $3,000 LOAN WITHIN 2 YEARS.

A credit bureau reported the following information about this borrower member on April 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2006	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$59.00	Public Records On File:	0
Revolving Line Utilization:	14.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	8

Member Payment Dependent Notes Series 391972

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391972	$8,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391972. Member loan 391972 was requested on April 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,143 / month
Current employer:	First State Orthopaedics	Debt-to-income ratio:	14.99%
Length of employment:	6 years 4 months	Location:	Bear, DE

Home town:	Wilmington
Current & past employers:	First State Orthopaedics
Education:

This borrower member posted the following loan description, which has not been verified:

I want to purchase a 2005 Suzuki Hayabusa 1300 from a private party. I have excellent credit, pay my bills on time and most of the time prior to the date they are due. I would think with my credit history and credit score my interest rate would be lower than 9.32 as another institution was going to allow my loan at 8.24 but they do not finance motorcycle purchases.

A credit bureau reported the following information about this borrower member on April 8, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,575.00	Public Records On File:	0
Revolving Line Utilization:	21.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 391993

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391993	$6,000	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391993. Member loan 391993 was requested on April 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,335 / month
Current employer:	LyChron LLC	Debt-to-income ratio:	13.24%
Length of employment:	6 years 11 months	Location:	ALVISO, CA

Home town:	Mountain View
Current & past employers:	LyChron LLC, California Institute for Medical Research
Education:	Mission College

This borrower member posted the following loan description, which has not been verified:

First off I would like to say thank you to everyone who funded my previous listing. Unfortunately it was above my debt to income requirements for LendingClub. The loan will be to consolidate a portion of my credit card debt and pay off what's left on my car loan. I currently own two duplexes in Modesto CA that I get $2,500 a month on rent from and another house in Reno NV that gets me $1,000.00 a month. I did however loan another friend $23,000 to help him consolidate his debt about 2 years ago and he has been making payments to me ($635/month) but now I need to consolidate my own debt. I am never late on any of my payments and I would like to save up enough money again to purchase a home in my area. Aside from the $633.33 from the personal loan I lent my friend I also receive about $275.00 monthly from my Prosper.com account. I also receive $30.00/hr from a 2nd job that I do on the side. My hours there are not consistent and I am listing them below. Income: Work (on average) $3,200.00 Rent from Modesto $2,500.00 Rent from Reno $1,000.00 Personal loan $ 635.00 Total $7,335.00 Thank you,

A credit bureau reported the following information about this borrower member on April 8, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	56
Revolving Credit Balance:	$24,214.00	Public Records On File:	0
Revolving Line Utilization:	68.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 392011

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392011	$5,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392011. Member loan 392011 was requested on April 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,900 / month
Current employer:	Corix Utilities	Debt-to-income ratio:	5.05%
Length of employment:	2 years 5 months	Location:	Sartell, MN

Home town:	Chicago
Current & past employers:	Corix Utilities
Education:	Arizona State University

This borrower member posted the following loan description, which has not been verified:

I need to move across the country to take a promotion but my company won't pay for the move. The promotion will add another 20k to my income.

A credit bureau reported the following information about this borrower member on April 8, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1994	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,767.00	Public Records On File:	0
Revolving Line Utilization:	14.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 392041

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392041	$12,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392041. Member loan 392041 was requested on April 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	Blackhawk Management Corp	Debt-to-income ratio:	23.83%
Length of employment:	n/a	Location:	Lawton, OK

Home town:	Orlando
Current & past employers:	Blackhawk Management Corp, American Residential Services, US Army
Education:	Touro College

This borrower member posted the following loan description, which has not been verified:

I am starting a full service house and carpet cleaning business and need additional start up capital. I have already been approved by my lender and the SBA for a Patriot Express loan. My business is a registered S corp in Oklahoma, and is certified by the SBA as a disabled veteran owned small business. I already have several letters of intent on business contracts as well as franchise negotiations with Sears carpet cleaning for the franchise license in Oklahoma. My target market and revenue projections are very strong for this venture. Prior to my lender releasing funds, I must inject my necessary capital. Being retired military, I understand the importance of honor and integrity and you will have my word of honor that this loan will be repaid without hesitation. Thank you, Robert Brown

A credit bureau reported the following information about this borrower member on April 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1991	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	62
Revolving Credit Balance:	$8,762.00	Public Records On File:	0
Revolving Line Utilization:	31.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 392052

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392052	$24,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392052. Member loan 392052 was requested on April 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,536 / month
Current employer:	Benny's Home Cooking Resturant Inc.	Debt-to-income ratio:	8.00%
Length of employment:	4 years	Location:	SOUTHGATE, MI

Home town:
Current & past employers:	Benny's Home Cooking Resturant Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

I seeking unsecured personal home improvement loan. This is ridiculous. I did this 3 times alredy.

A credit bureau reported the following information about this borrower member on April 8, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$982.00	Public Records On File:	0
Revolving Line Utilization:	6.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 392073

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392073	$1,200	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392073. Member loan 392073 was requested on April 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$37,500 / month
Current employer:	CCT Solutions	Debt-to-income ratio:	2.55%
Length of employment:	4 months	Location:	Miami, FL

Home town:	Miami
Current & past employers:	CCT Solutions, Nielsen
Education:	Barry University

This borrower member posted the following loan description, which has not been verified:

To whom it may concern: I am an inactive licensed health and life insurance agent planning to return to the business, and need a few dollars to get started. If someone is interested in my business please let me know. Thanks, Ricardo Miami, FL

A credit bureau reported the following information about this borrower member on April 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	61	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,936.00	Public Records On File:	0
Revolving Line Utilization:	80.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 392105

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392105	$25,000	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392105. Member loan 392105 was requested on April 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,333 / month
Current employer:	Philips Preferred Plumbing Cont. Inc	Debt-to-income ratio:	12.32%
Length of employment:	9 years 1 month	Location:	Azle, TX

Home town:	Fort Worth
Current & past employers:	Philips Preferred Plumbing Cont. Inc, Citigroup Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

commercial plumbing company in business 9 years looking to secure financing to grow. our business is steadily growing and we are needing to hire more employees.

A credit bureau reported the following information about this borrower member on April 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1993	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	43
Revolving Credit Balance:	$39,187.00	Public Records On File:	0
Revolving Line Utilization:	76.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 392180

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392180	$25,000	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392180. Member loan 392180 was requested on April 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,833 / month
Current employer:	Fort Worth ISD	Debt-to-income ratio:	6.47%
Length of employment:	2 years 6 months	Location:	Fort Worth, TX

Home town:	Cleburne
Current & past employers:	Fort Worth ISD, Ward Casey, Bill Magnussen - assistant legal secretary, Law Offices of Daniel, Gandy, Evans, and Moore - assistant legal secretary
Education:	Texas Christian University

This borrower member posted the following loan description, which has not been verified:

I need to consolidate my debts into one easy monthly payment to lower my monthly payments. Currently I owe $14,000 on my student loan and $4,000 on credit cards. In addition my car needs to be replaced and I will be using the remainder of this loan to finance the purchase of a newer used vehicle. I always pay my bills on time and am employed full time as a unionized teacher with Fort Worth Independent School District.

A credit bureau reported the following information about this borrower member on April 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	11	Months Since Last Delinquency:	17
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 392195

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392195	$2,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392195. Member loan 392195 was requested on April 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,426 / month
Current employer:	Ross Stores	Debt-to-income ratio:	18.07%
Length of employment:	1 year 9 months	Location:	New York, NY

Home town:	Somers Point
Current & past employers:	Ross Stores, Northrop Grumman Corp
Education:	Flagler College, Fashion Institute of Technology (FIT), University of North Florida

This borrower member posted the following loan description, which has not been verified:

Carrying a $12K balance on a credit card which just transferred to another bank. New APR is 19+ % which I am furious with as this happened through no fault of my own. (The APR almost DOUBLED from previously). I have another credit card with my bank carrying a balance of $2.7K and am transferring another $1K (of the 12K) to it. In addition, I have an unsecured loan with $1.4 remaining. I will not be consolidating these 2 as they are at better APR (9-12%). I recently opened another card through my bank at 11% APR and am switching $9K of the balance to this new card. I am looking for a loan to cover the balance of $2K and give me a little breathing room so the cards aren't completely maxed out. I consistently make payments over the minimum each month, just need to cut the cards up and get on with paying down the debt I have now. I also currently have 30K in student loan debt coming out of my account each month (about $300) and rent of $695. My total monthly payments including rent/student loans/bills is about $1500 -1700 which leaves me with roughly $1000 to pay down debt per month.

A credit bureau reported the following information about this borrower member on April 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,306.00	Public Records On File:	0
Revolving Line Utilization:	95.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 392210

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392210	$1,600	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392210. Member loan 392210 was requested on April 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$674 / month
Current employer:	Social Security Supplemental Income (SSI)	Debt-to-income ratio:	19.14%
Length of employment:	33 years	Location:	Greenwood Village, CO

Home town:	French Camp
Current & past employers:	Social Security Supplemental Income (SSI)
Education:	Reedley College

This borrower member posted the following loan description, which has not been verified:

I am in desperate need to have my teeth worked on and my room mate just got out of the hospital with phenumonia, so funds are stretched at this time.

A credit bureau reported the following information about this borrower member on April 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,816.00	Public Records On File:	0
Revolving Line Utilization:	93.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 392271

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392271	$25,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392271. Member loan 392271 was requested on April 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,083 / month
Current employer:	Edward knight	Debt-to-income ratio:	11.85%
Length of employment:	6 years 8 months	Location:	key west, FL

Home town:
Current & past employers:	Edward knight
Education:

This borrower member posted the following loan description, which has not been verified:

Hello ,looking for $25,000 to consolidate two credit cards.I have a good credit score and been in employment with current employer now for 7 years,never been late on any payments,many thanks.

A credit bureau reported the following information about this borrower member on April 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1959	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$52,121.00	Public Records On File:	0
Revolving Line Utilization:	53.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 392287

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392287	$4,500	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392287. Member loan 392287 was requested on April 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	usf glen moore	Debt-to-income ratio:	0.82%
Length of employment:	5 years 4 months	Location:	fayetteville, NC

Home town:	fayetteville
Current & past employers:	usf glen moore, saia motor freight
Education:	North Carolina A & T State University

This borrower member posted the following loan description, which has not been verified:

consolidate bills and pay off student loan

A credit bureau reported the following information about this borrower member on April 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1990	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$752.00	Public Records On File:	0
Revolving Line Utilization:	27.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 392293

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392293	$15,250	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392293. Member loan 392293 was requested on April 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Protonex	Debt-to-income ratio:	20.64%
Length of employment:	3 years 5 months	Location:	Platteville, CO

Home town:	Amsterdam
Current & past employers:	Protonex, Starsys Research
Education:	Westwood College-Denver North

This borrower member posted the following loan description, which has not been verified:

I?ve got myself into debt years ago and want to finally get rid of it. I can make my payments and do so on time. At the interest rates of credit cards it will take me until I retire to pay off my debts. I want this loan to start my financial future over. Thank you for taking interest in helping people like me out.

A credit bureau reported the following information about this borrower member on April 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$51,790.00	Public Records On File:	0
Revolving Line Utilization:	96.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 392314

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392314	$7,200	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392314. Member loan 392314 was requested on April 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,167 / month
Current employer:	Medicorp Health System	Debt-to-income ratio:	0.00%
Length of employment:	41 years 6 months	Location:	Fredericksburg, VA

Home town:
Current & past employers:	Medicorp Health System
Education:

This borrower member posted the following loan description, which has not been verified:

Am retired and want to start a business from home part time for income. I have excellent credit, but no credit cards, and don't want any. My daughter told me about Lending Club so I thought I'd give it a try.

A credit bureau reported the following information about this borrower member on April 9, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1978	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,366.00	Public Records On File:	0
Revolving Line Utilization:	29.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 392318

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392318	$7,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392318. Member loan 392318 was requested on April 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,474 / month
Current employer:	AFCO-AvPorts	Debt-to-income ratio:	5.35%
Length of employment:	1 year 1 month	Location:	queens, NY

Home town:	Brooklyn
Current & past employers:	AFCO-AvPorts, US Army
Education:	Farmingdale State University of New York

This borrower member posted the following loan description, which has not been verified:

Money is to be used to buy into a co-op housing unit for my family.

A credit bureau reported the following information about this borrower member on April 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	65
Revolving Credit Balance:	$4,392.00	Public Records On File:	0
Revolving Line Utilization:	31.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 392340

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392340	$4,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392340. Member loan 392340 was requested on April 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,467 / month
Current employer:	Heard County Government	Debt-to-income ratio:	1.70%
Length of employment:	9 months	Location:	Newnan, GA

Home town:	Newnan
Current & past employers:	Heard County Government, Brandon Willis
Education:	West Georgia Technical College

This borrower member posted the following loan description, which has not been verified:

Hello all, I'm currently a 22 year old IT Technician for the County I live in. I'm looking to finance a motorcycle, but wanted to get the best rates. I'm very responsible and mature for my age, and attempting to save in gas any way I can. I have had 3 credit cards for 3 years and have never missed a payment. Also have no outstanding debts, and have always been out to helping others, just looking to get some help for myself this time. I used to be a Detention Officer for the same County for 3 years before I became a IT Technician. I very confident in my abilities to pay back any loan I finance. Thanks to all, and God bless!

A credit bureau reported the following information about this borrower member on April 9, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2005	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$301.00	Public Records On File:	0
Revolving Line Utilization:	8.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 392350

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392350	$18,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392350. Member loan 392350 was requested on April 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	Zurich North America	Debt-to-income ratio:	22.30%
Length of employment:	9 years 6 months	Location:	Gahanna, OH

Home town:	Wheaton
Current & past employers:	Zurich North America
Education:	Aurora University

This borrower member posted the following loan description, which has not been verified:

I'm merely attempting to consolidate some credit card/line of credit debt in order ensure that they are paid off within the next 3 to 5 years. Would also like to close some credit card accounts once other credit cards and credit lines are consolidated. My wife's income is $51,000. She also works for Zurich North America.

A credit bureau reported the following information about this borrower member on April 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,518.00	Public Records On File:	0
Revolving Line Utilization:	32.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 392374

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392374	$25,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392374. Member loan 392374 was requested on April 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Searles Valley Minerals Corporation	Debt-to-income ratio:	9.47%
Length of employment:	30 years	Location:	Trona, CA

Home town:	Madera
Current & past employers:	Searles Valley Minerals Corporation
Education:	Cal Poly Pomona

This borrower member posted the following loan description, which has not been verified:

This is a family affair. My son and his wife must rely on fertility treatment to conceive their own child. The doctor has told her it's now or never - her egg production is declining and likely limited to only a few more months. My son, his wife and I will all be paying on this loan, however I will be responsible as the signor and am quite capable of paying alone if necessary. My son will not be a signor as his credit has suffered as a result of the real estate meltdown. The money will be used to pay for the necessary medicine, testing and invitro fertilization procedure. Rather than using credit cards, we would like to amortize this loan at a decent interest rate. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on April 9, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1975	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$29,083.00	Public Records On File:	0
Revolving Line Utilization:	21.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 392378

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392378	$19,200	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392378. Member loan 392378 was requested on April 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	DIRECTV Group Inc.	Debt-to-income ratio:	0.32%
Length of employment:	1 year 2 months	Location:	Sacramento, CA

Home town:	Burbank
Current & past employers:	DIRECTV Group Inc.
Education:	California State University-Sacramento (CSUS)

This borrower member posted the following loan description, which has not been verified:

My wife and I have been married for nearly a year now and are ready to buy our first home and start a family. We both recently graduated from college and are currently employed. While going to school and working full time allowed us to finish our education without going into debt it didn't allow us to save for a home. This loan will help us with a down payment on our first home and lay the foundation for our future. If you have any questions please feel free to ask. Thank you

A credit bureau reported the following information about this borrower member on April 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	25
Revolving Credit Balance:	$260.00	Public Records On File:	0
Revolving Line Utilization:	10.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 392394

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392394	$5,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392394. Member loan 392394 was requested on April 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Honeywell Aerospace	Debt-to-income ratio:	17.92%
Length of employment:	7 months	Location:	Colorado Springs, CO

Home town:	Roseburg
Current & past employers:	Honeywell Aerospace, WAY-FM Media Group, Inc, Paradigm Health Corporation
Education:	Los Medanos College, University of San Francisco (USF), Heald College at Concord, Colorado Technical University at Colorado Springs

This borrower member posted the following loan description, which has not been verified:

I need to consolidate some debt. Plus, I'm going to be returning to school soon to finally receive my Bachelors degree in Computer Science. I'm having trouble obtaining a loan from a bank because 1) I recently paid off a credit card that I've had for a long time, and then canceled it - something that I now know I shouldn't have done, 2) Within the last 6 months, I got a new job, bought a new car, and moved, and 2) Regarding my move, I recently had to very quickly get out of an abusive and dangerous relationship with a former roommate. As a result, for a couple of months, I had to put many expenses on a credit card of mine. Bottom line: I've had a run of bad luck lately. However, I've ALWAYS had good credit and I ALWAYS make my payments on time. This is the only time that I can remember when my credit score has fallen below 700 (it is now 699). I just need a little help right now.

A credit bureau reported the following information about this borrower member on April 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	39	Months Since Last Delinquency:	18
Revolving Credit Balance:	$7,350.00	Public Records On File:	0
Revolving Line Utilization:	28.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 392435

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392435	$20,000	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392435. Member loan 392435 was requested on April 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	Burger King	Debt-to-income ratio:	6.27%
Length of employment:	5 years 3 months	Location:	Dover, DE

Home town:	Dover
Current & past employers:	Burger King
Education:	UMUC

This borrower member posted the following loan description, which has not been verified:

I'm a very responsible person. I always pay everything on time. I have a good credit score. Please, help me! Thank you!

A credit bureau reported the following information about this borrower member on April 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,534.00	Public Records On File:	0
Revolving Line Utilization:	29.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 392452

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392452	$18,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392452. Member loan 392452 was requested on April 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$8,083 / month
Current employer:	Kauai Scuba Center	Debt-to-income ratio:	11.64%
Length of employment:	10 months	Location:	Shedd, OR

Home town:	Salt Lake City
Current & past employers:	Kauai Scuba Center, Paragon Communications
Education:	Utah Valley State College

This borrower member posted the following loan description, which has not been verified:

I am looking to purchase new dive equipment. The equipment I have currently is starting to show signs of wear and tear. New equipment is important for the safety of my guests (not to mention looking good is important too). I would like to add more inventory to my dive shop as I often have guests that are wanting to purchase equipment as well as rent it. I would like to refiberglass some area's on the dive boat and give her a new paint job along with her trailer. I look forward to doing business with you and would like to thank you for your time and consideration.

A credit bureau reported the following information about this borrower member on April 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1985	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	20	Months Since Last Delinquency:	13
Revolving Credit Balance:	$3,108.00	Public Records On File:	1
Revolving Line Utilization:	35.30%	Months Since Last Record:	105
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 392484

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392484	$10,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392484. Member loan 392484 was requested on April 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	osaka japanese restaurant	Debt-to-income ratio:	2.87%
Length of employment:	4 years	Location:	destin, FL

Home town:
Current & past employers:	osaka japanese restaurant
Education:

This borrower member posted the following loan description, which has not been verified:

i would like to get a loan for opening a small business i am planning to open it as soon as i get the loan my contract is ready, i am just waiting for your approval i do appreciate your assistance and help thank you in advance regards, aneliya tabashka

A credit bureau reported the following information about this borrower member on April 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,200.00	Public Records On File:	0
Revolving Line Utilization:	56.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 392510

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392510	$14,800	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392510. Member loan 392510 was requested on April 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	TradeStation Securities	Debt-to-income ratio:	7.94%
Length of employment:	n/a	Location:	Pompano Beach, FL

Home town:	Los Angeles
Current & past employers:	TradeStation Securities
Education:	Embry Riddle Aeronautical University at Daytona Beach

This borrower member posted the following loan description, which has not been verified:

This loan is for $18,500 to help with a down payment for a house. I have tried Lending Club before, starting with a $3,000 loan to help pay off credit cards. With the aforementioned task complete, I am ready for bigger things and ask your help. My payment history is spotless and I make about $6000 per month in compensation. Since this will be my first house, I will qualify for the government tax credit. There's no doubt in my mind that I can handle this credit responsibly.

A credit bureau reported the following information about this borrower member on April 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$147.00	Public Records On File:	0
Revolving Line Utilization:	2.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 392516

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392516	$5,500	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392516. Member loan 392516 was requested on April 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	J.Haynes	Debt-to-income ratio:	3.07%
Length of employment:	2 years	Location:	West Mifflin, PA

Home town:	Pittsburgh
Current & past employers:	J.Haynes, Decked Out By Don
Education:

This borrower member posted the following loan description, which has not been verified:

Need the money fast.

A credit bureau reported the following information about this borrower member on April 10, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	64
Revolving Credit Balance:	$18,620.00	Public Records On File:	0
Revolving Line Utilization:	68.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 392575

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392575	$13,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392575. Member loan 392575 was requested on April 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,600 / month
Current employer:	Walter d.Sullivan	Debt-to-income ratio:	11.08%
Length of employment:	3 months	Location:	Kensington, CT

Home town:	Winsted
Current & past employers:	Walter d.Sullivan, Equity management
Education:

This borrower member posted the following loan description, which has not been verified:

Hello,my name is Chris,I am applying for this loan to take care of a loan I have with American General for a 1997 Ford Explorer,and also for vehicle repairs,.I have been working hard to fix my credit and also hoping for better rate.I have never had problems with this company they were always willing to do business with me.I tried them first,but it seems they have pulled out of CT. and are no longer lending here either,which makes no sense to me.I have also started new job recently,but was with my last job for 7 years.I hope that we can do business.Thank you for your time.Chris

A credit bureau reported the following information about this borrower member on April 10, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	33
Revolving Credit Balance:	$2,350.00	Public Records On File:	0
Revolving Line Utilization:	63.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 392578

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392578	$7,500	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392578. Member loan 392578 was requested on April 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,303 / month
Current employer:	United States Army	Debt-to-income ratio:	12.32%
Length of employment:	2 years 7 months	Location:	Salem, OR

Home town:	Corvallis
Current & past employers:	United States Army
Education:	Northwest Nazarene University

This borrower member posted the following loan description, which has not been verified:

This loan will be used entirely to cover my 2008 tax liabilty. I have this tax bill as a result of my participation in the US Army's Loan Student Loan Repayment Program (SLRP). When participating in this program the Army is to pay off 33% of previously accrued student loans every year for three years up tp $65,000. However, this loan repayment is considered ordinary income for income tax purposes. I was well aware of this and planned on roughly a $20,000 bump in income. However, during the course of the year the the Army made two of the payments on my student loan accounts causing me an income increase of close to $40.000 and a significant marginal tax rate increase. While I am glad to be out from under this student loan debt, I am now forced to take on a loan to cover this tax burden. I appreciate your consideration of my loan and I am glad to provide a solid investment to the members of this club.

A credit bureau reported the following information about this borrower member on April 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1992	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	39
Revolving Credit Balance:	$3,891.00	Public Records On File:	0
Revolving Line Utilization:	30.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 392602

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392602	$9,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392602. Member loan 392602 was requested on April 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$9,333 / month
Current employer:	Computer Task Group	Debt-to-income ratio:	0.43%
Length of employment:	4 years 6 months	Location:	Cincinnati, OH

Home town:	Fairborn
Current & past employers:	Computer Task Group, Integrated Info Tech Corp, Modern Technologies Corp
Education:	University of Dayton, Regis University

This borrower member posted the following loan description, which has not been verified:

It is my goal to make this loan as safe as possible for you while meeting my needs! I am seeking $9,000 to replace the capital I used for a recent real estate purchase. I managed to negotiate a deal on an 800 sq. ft. one bedroom house that needs minimal repair for $8,500 cash. The additional $500 will cover my closing costs and some of the very minor repair work that is needed. This property will not have a mortgage against it because the loan amount would be so small. This home was previously rented for $450, which is what I plan on asking for it. My insurance, taxes, and management costs will run about $125, which leaves $325 to cover the cost of my loan at about $287 per month. In the event that the unit is vacant I can easily cover the payment from my other rental income (net $900/month) or from my salary (net $4,700/month). My only personal monthly expenses are car insurance at $89/month as we run the household entirely off my wife's income. I have no other debt aside from the mortgages on my other rental properties.

A credit bureau reported the following information about this borrower member on April 10, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1994	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,074.00	Public Records On File:	0
Revolving Line Utilization:	3.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 392620

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392620	$9,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392620. Member loan 392620 was requested on April 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Long island University	Debt-to-income ratio:	15.21%
Length of employment:	1 year 5 months	Location:	CHATHAM, NJ

Home town:	Miraflores, Lima
Current & past employers:	Long island University, American Museum of Natural History, New York
Education:	University of Missouri-St Louis, University of Illinois at Chicago

This borrower member posted the following loan description, which has not been verified:

Who subscribes is a 2nd year tenure-track biology professor at Long Island University in Brooklyn, New York. I have been in this country since 1993, when I came to study for my master and PhD. After that, I have been working first as museum scientists and then as a professor. The purpose of the $9000-dollar loan is to pay for lawyer and government fees to apply for the US green card for me and my family. Currently, I am employed under a work visa, but after 2010 I will not be able to work in this country at less I have a permanent US residence, i.e. a green card. At the time of hiring, the university promised me to pay for these costs, but the current financial situation makes them impossible to fulfill this previous agreement. So it gives me no choice but having to pay for these expenses. While I have been in this country I have received several personal loans that I have always paid on time. Also I have the guarantee of a secure job with a year salary that is not going to decrease in the next years. Hope you find this request acceptable and could grant us the loan which is very needed in this time of financial crisis. All the best Jose Tello Assistant Professor Long Island University, Brooklyn NY

A credit bureau reported the following information about this borrower member on April 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	68
Revolving Credit Balance:	$33,675.00	Public Records On File:	0
Revolving Line Utilization:	56.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 392622

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392622	$7,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392622. Member loan 392622 was requested on April 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,167 / month
Current employer:	Target	Debt-to-income ratio:	14.72%
Length of employment:	11 years 8 months	Location:	Taylor, MI

Home town:	Wyandotte
Current & past employers:	Target
Education:	Western Michigan University

This borrower member posted the following loan description, which has not been verified:

I am looking for a consolidation loan to pay off my credit cards as well as my car. I will also be paying off my son's medical bills and my dental bill for oral surgery that I recently recieved. I am a reliable candidate for the loan. I have been working for the same company my entire adult life (nearly 12 years) and recieve a very steady income.

A credit bureau reported the following information about this borrower member on April 10, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	26
Revolving Credit Balance:	$2,229.00	Public Records On File:	0
Revolving Line Utilization:	58.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 392628

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392628	$25,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392628. Member loan 392628 was requested on April 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$17,917 / month
Current employer:	Anatomic Productions	Debt-to-income ratio:	4.45%
Length of employment:	5 years	Location:	Glendale, CA

Home town:	Los Angeles
Current & past employers:	Anatomic Productions
Education:	University of California-Los Angeles (UCLA)

This borrower member posted the following loan description, which has not been verified:

I am a Medical Supply Reseller for Orthopedic Products and I believe that a few of the products I utilize need a certain level of improvement. So, I would need funding for research and development. Also, there is a great need to hire more personnel to complete the R&D.

A credit bureau reported the following information about this borrower member on April 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1995	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$29,743.00	Public Records On File:	0
Revolving Line Utilization:	51.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 392670

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392670	$10,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392670. Member loan 392670 was requested on April 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	American Tax Funding, LLC	Debt-to-income ratio:	1.14%
Length of employment:	1 year 3 months	Location:	Jupiter, FL

Home town:	Sydney
Current & past employers:	American Tax Funding, LLC
Education:

This borrower member posted the following loan description, which has not been verified:

We are just about to purchase our first home. There is not going to be a mortgage on the property as we paid cash. We are looking for a loan to make improvements on mainly the kitchen and bathroom. The reason I am using Lending Club for this loan is because I am a lender myself and now see the benefits of lending and borrowing. I did not want to take a mortgage out on the property because the closing costs are way too high for the dollar amount I am looking for. I have very strong credit as I have never been late on a payment. This loan will probably be paid off between 1 and 2 years. The combined household annual income for my wife and me is $78,000. If you have any questions please don't hesitate to ask.

A credit bureau reported the following information about this borrower member on April 10, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2004	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$974.00	Public Records On File:	0
Revolving Line Utilization:	4.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 392688

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392688	$22,750	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392688. Member loan 392688 was requested on April 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$22,500 / month
Current employer:	melangi	Debt-to-income ratio:	22.14%
Length of employment:	5 years	Location:	Los Angeles, CA

Home town:	Los Angeles
Current & past employers:	melangi
Education:	UCLA Anderson School of Management

This borrower member posted the following loan description, which has not been verified:

I need funding for a documentary that is currently in production about the high cost of Health Care. Even during this period of recession and economic crisis we are still paying extremely high medical costs. It is very important to have your support, so we can complete the film and address the relevant issues that effects each and everyone of us. I have been working in the entertaiment industry for over 10 years and I believe I am a great candidate for this loan because I know how to get a return in every movie I produce. I have a steady income, homeowner and have good credit.

A credit bureau reported the following information about this borrower member on April 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1985	Delinquent Amount:	$0.00
Open Credit Lines:	24	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	61	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$180,690.00	Public Records On File:	0
Revolving Line Utilization:	62.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 392694

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392694	$10,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392694. Member loan 392694 was requested on April 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,333 / month
Current employer:	Chicago Area Autopsy Service	Debt-to-income ratio:	11.85%
Length of employment:	1 year 1 month	Location:	WOODRIDGE, IL

Home town:	chicago
Current & past employers:	Chicago Area Autopsy Service, Veterans Affairs Department (VA)
Education:	Rosalind Franklin University of Medicine and Science, DeVry University-Illinois

This borrower member posted the following loan description, which has not been verified:

My fiance and I are getting married June 13, 2009. My parents were initially loaning us the money for the wedding. Unfortunately, my dad has now lost his job, like many others. With the wedding less than two months away this situation has put us into a bind. We have paid for the majority of the wedding expenses ourselves this far and need this loan for the remaining balance. My fiance and I both have secure careers in the medical field and government that pay us well and we could have saved up the money ourselves if it weren't for the limited amount of time left. We both understand the responsibilities to our lenders which is why we make our payments on time as scheduled and we are very aware of the importance of maintaining good credit.

A credit bureau reported the following information about this borrower member on April 10, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2002	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,125.00	Public Records On File:	0
Revolving Line Utilization:	69.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 392698

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392698	$25,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392698. Member loan 392698 was requested on April 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$12,500 / month
Current employer:	Intersat Inc	Debt-to-income ratio:	19.89%
Length of employment:	5 years	Location:	Chatsworth, CA

Home town:	Los Angeles
Current & past employers:	Intersat Inc
Education:	University of California-Los Angeles (UCLA)

This borrower member posted the following loan description, which has not been verified:

I have beern in the software business for over 10 years and I am developing a small business solutions software. The money will also be used for research, development and the construction of this innovative small business tool. I plan on paying back the loan with my current job, I make very good income, have great credit and always paid my bills on time. Funding is crucial to move forward with my project.

A credit bureau reported the following information about this borrower member on April 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$86,718.00	Public Records On File:	0
Revolving Line Utilization:	65.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 392720

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392720	$25,000	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392720. Member loan 392720 was requested on April 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$29,383 / month
Current employer:	Wachovia Corp.	Debt-to-income ratio:	8.73%
Length of employment:	7 years 5 months	Location:	Thomson, GA

Home town:	Miami
Current & past employers:	Wachovia Corp., CLLOG Inc
Education:	Florida Agricultural and Mechanical University

This borrower member posted the following loan description, which has not been verified:

The loan proceeds will be used to rehab a 3/2 1200 sqft investment home KLD Investments Inc. purchased in cash for $35,000 in the Miami-Dade County area. The cost of repairs will be $25,000 to $30,000. Total investment will be approximately $65,000. In light of economic conditions we will price this home in the high $90s (affordable home) for quick sale for a possible first time home buyer or turn key rental. Recent comparable sales 3/2 $78K and 2/2 $88 that still need repair work. Loan will be paid in full once home is sold estimated time frame 3-6 months. Monthly payments will be made using funds in business bank account approx $30,000.00 and personal accounts $10,000.00. Credit history perfect never been late and making payments with oldest credit on file 1989. On the other hand as many business owners, I have been using quite a bit personal credit for business expenses.

A credit bureau reported the following information about this borrower member on April 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1989	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$108,889.00	Public Records On File:	0
Revolving Line Utilization:	74.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 392748

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392748	$10,000	16.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392748. Member loan 392748 was requested on April 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,167 / month
Current employer:	Child care	Debt-to-income ratio:	4.62%
Length of employment:	20 years	Location:	Northridge, CA

Home town:
Current & past employers:	Child care
Education:

This borrower member posted the following loan description, which has not been verified:

We would love to own our very own home, please help make this dream a reality. Thanks

A credit bureau reported the following information about this borrower member on April 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2005	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,785.00	Public Records On File:	0
Revolving Line Utilization:	54.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 392751

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392751	$25,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392751. Member loan 392751 was requested on April 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,333 / month
Current employer:	ARES Corporation	Debt-to-income ratio:	4.45%
Length of employment:	1 year	Location:	Deer Park, TX

Home town:	Texas City
Current & past employers:	ARES Corporation, Boeing Company
Education:	University of Houston

This borrower member posted the following loan description, which has not been verified:

My wife and I have been in an apartment since I graduated from the University with a degree in Electrical Engineering. I earn $76,000/yr as a systems engineer at an aerospace consulting firm and my wife is a realtor but she also has a teaching degree - she taught for 6 years, but she likes her new job more. When our friends were buying homes we didn't think they could afford, we stayed in our apartment and paid of her 2002 Volkswagon car off and student loans, and almost all of mine. I was promoted this year to the mid-level engineering position of senior-engineer and we both thought it was time to buy a house. We waited until earlier this year to finally buy a house because we wanted to have only one car note and a small amount of student loan debt beore we were comfortable making the move. We bought a 1979 $115k home in a nice neighborhood, I got a 5.0% rate, and our 30 year fixed plus insurance and tax is a mortgage payment of ~$950. My wife wants to install new cabinetry in this older home, granite counter tops, and remodel the master bath. What i would like to do is borrow here to update this house to the one she really wants. We were both very responsible during the real estate boom, and we watched it bust from the sidelines aas we saw CDOs and ARMSs causing havoc to others. What I'd like to do is reward ourselves in this way, knowing that with our responsible handling of finances, my recent promotion and dependable income, and with the money we didn't pay via an overpriced new home a loan of $25k is well within our budget. Thanks!

A credit bureau reported the following information about this borrower member on April 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	50
Revolving Credit Balance:	$165.00	Public Records On File:	0
Revolving Line Utilization:	2.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 392783

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392783	$7,200	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392783. Member loan 392783 was requested on April 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Faurecia	Debt-to-income ratio:	13.64%
Length of employment:	1 year	Location:	Rochester Hills, MI

Home town:	Rochester
Current & past employers:	Faurecia, Aerotek
Education:	Oakland Community College

This borrower member posted the following loan description, which has not been verified:

Using this loan to pay off a high interest loan

A credit bureau reported the following information about this borrower member on April 11, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	58
Revolving Credit Balance:	$2,257.00	Public Records On File:	0
Revolving Line Utilization:	70.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 392787

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392787	$1,500	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392787. Member loan 392787 was requested on April 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Dekalb County Schools	Debt-to-income ratio:	12.04%
Length of employment:	8 years 8 months	Location:	ATLANTA, GA

Home town:	Atlanta
Current & past employers:	Dekalb County Schools, Atlanta Public School System
Education:	Morris Brown College, Georgia State University, Central Michigan University

This borrower member posted the following loan description, which has not been verified:

Back in October my 13yrs. old daughter had to have her gallblatter removed. She spent 7 days in the hospital and she was transported by ambulance a total of three times. During her stay she had to have a procedure done at another hospital. Since then I have completed my masters program and got my first pay increase. However my mortage company Citimortgage has increased my payment becaues of a shortage in my escrow account. I know that this is temperary but it is causing a strain on my finances.

A credit bureau reported the following information about this borrower member on April 11, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	57
Revolving Credit Balance:	$2,287.00	Public Records On File:	0
Revolving Line Utilization:	47.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 392788

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392788	$6,400	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392788. Member loan 392788 was requested on April 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	AMBITECH	Debt-to-income ratio:	17.16%
Length of employment:	6 years 8 months	Location:	CHICAGO, IL

Home town:	BLUE ISLAND
Current & past employers:	AMBITECH, RAYMOND PROFESSIONAL GROUP
Education:	ITT Technical Institute

This borrower member posted the following loan description, which has not been verified:

The purpose of this loan is to get a better rate.

A credit bureau reported the following information about this borrower member on April 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1995	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,630.00	Public Records On File:	0
Revolving Line Utilization:	53.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 392814

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392814	$10,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392814. Member loan 392814 was requested on April 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$15,000 / month
Current employer:	Retired	Debt-to-income ratio:	7.26%
Length of employment:	n/a	Location:	West Bloomfield, MI

Home town:	Detroit
Current & past employers:	Retired, Ameritech
Education:	Oakland University

This borrower member posted the following loan description, which has not been verified:

This loan request will be used to pay my income tax as well as to pay for medical expenses recently incurred. My latest credit score was greater than 750. I have never declared bankruptcy. Net worth is greater than $2.4 million. I have IRA's and investments other than real estate which are liquied and worth approx. $1.5 million. I am reluctant to sell stock at this time at a substantial loss. It is likely that this loan will be repaid early.

A credit bureau reported the following information about this borrower member on April 11, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1971	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,141.00	Public Records On File:	0
Revolving Line Utilization:	15.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 392823

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392823	$19,750	16.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392823. Member loan 392823 was requested on April 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$3,000 / month
Current employer:	Cargill Kitchen Solutions	Debt-to-income ratio:	10.00%
Length of employment:	3 years 1 month	Location:	Lake Odessa, MI

Home town:
Current & past employers:	Cargill Kitchen Solutions
Education:	Michigan State University

This borrower member posted the following loan description, which has not been verified:

Seeking 4-5 year term loan. $13000 will go towards my 2nd(auto loan, will be paid for) and 3rd(1st credit card) largest debts. $10000 will go towards the relative who helped me purchase my home.

A credit bureau reported the following information about this borrower member on April 11, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	31
Revolving Credit Balance:	$8,377.00	Public Records On File:	0
Revolving Line Utilization:	47.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 392826

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392826	$14,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392826. Member loan 392826 was requested on April 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,417 / month
Current employer:	Hazel Hawkins Memorial Hospital	Debt-to-income ratio:	7.81%
Length of employment:	2 years 1 month	Location:	Kernville, CA

Home town:	Mason City
Current & past employers:	Hazel Hawkins Memorial Hospital, U.S. Navy
Education:	Southern Illinois University-Carbondale

This borrower member posted the following loan description, which has not been verified:

This loan will be used for two uses. First, $ 4,000 will be used to pay off credit cards, taking me well below the 35 % available credit level, which should take my credit score to the 730 - 740 range. I finally feel that I can justify buying a California home and want to obtain the best interest rate I can. The remaining $ 10,000 will be allotted for my August wedding. I am trying for a $ 7,000 budget, but am aware that last minute costs often come up and I wish to avoid going to my credit cards. Any funds not used for the wedding, plus all wedding gift monies will be applied to completely paying off all credit cards. Also, my credit score analysis says I need more experience in varying types of credit accounts. Thank you in advance for your consideration.

A credit bureau reported the following information about this borrower member on April 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1988	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,649.00	Public Records On File:	0
Revolving Line Utilization:	58.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 392890

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392890	$2,775	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392890. Member loan 392890 was requested on April 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,538 / month
Current employer:	University of Minnesota	Debt-to-income ratio:	4.55%
Length of employment:	8 months	Location:	MINNEAPOLIS, MN

Home town:	Knoxville
Current & past employers:	University of Minnesota, Jump Technologies, Inc., MakeMusic, Inc., University of Iowa
Education:	University of Minnesota, University of Iowa, Wartburg College

This borrower member posted the following loan description, which has not been verified:

I recently was laid off from the better-paying of my two jobs, and as a result, I need some help with paying my federal and state taxes. I am currently a doctoral candidate at a state university, and I expect to graduate at the end of May. My income currently comes from my teaching assistant position. The job I lost was in the IT field, and I am in an area where I expect to be able to work in that field full-time at a quite reasonable income upon graduation. I have also been applying for academic positions in the field of my doctorate, which happens to be saxophone performance. I have always had excellent credit (since 1996, the year I opened a credit card for the first time). Before I moved where I am now to get my doctorate, I had a home mortgage for which I kept up my end of the payments without being late. I do anticipate additional income that will let me get this loan paid, and if all else fails, I will have unemployment compensation for a time once my teaching assistant job ends. My tax bill is as high as it is in large part due to some issues with the employer that laid me off. This loan will help me get back on my feet and finish school with a more reasonable financial outlook than other ways I could try to get this loan (credit cards, etc.). Thank you for your reading, and I hope that assisting me will be beneficial for you.

A credit bureau reported the following information about this borrower member on April 11, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,223.00	Public Records On File:	0
Revolving Line Utilization:	6.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 392891

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392891	$25,000	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392891. Member loan 392891 was requested on April 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,333 / month
Current employer:	Wegmans Food Market	Debt-to-income ratio:	16.43%
Length of employment:	13 years 6 months	Location:	Wheatfield, NY

Home town:	Portland
Current & past employers:	Wegmans Food Market
Education:	Medaille College

This borrower member posted the following loan description, which has not been verified:

I am in need of funds to open my ice cream parlor and sweet shop. We are creating a unique experience of combing the classic ice cream parlor and candy shop of the 50's with the feel and fun of roller coasters. To create a fun family destination for ice cream, candy,gift baskets and stuffed animals . The loan I need is to finish our build out and to secure the last of our equipment needs. we are trying to open by Memorial Day weekend and need help top achieve this goal.

A credit bureau reported the following information about this borrower member on April 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	55	Months Since Last Delinquency:	22
Revolving Credit Balance:	$27,898.00	Public Records On File:	0
Revolving Line Utilization:	58.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 392922

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392922	$12,500	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392922. Member loan 392922 was requested on April 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,250 / month
Current employer:	ATI	Debt-to-income ratio:	15.57%
Length of employment:	9 years 6 months	Location:	Austin, TX

Home town:
Current & past employers:	ATI
Education:

This borrower member posted the following loan description, which has not been verified:

This loan is to purchase a 2006 Exiss ES-300 sport horse trailer from a private individual

A credit bureau reported the following information about this borrower member on April 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1987	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$37,678.00	Public Records On File:	0
Revolving Line Utilization:	76.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 392928

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392928	$8,000	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392928. Member loan 392928 was requested on April 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	National Instruments	Debt-to-income ratio:	10.62%
Length of employment:	5 years	Location:	Austin, TX

Home town:	Denver
Current & past employers:	National Instruments
Education:	Kansas State University

This borrower member posted the following loan description, which has not been verified:

Overview: I would like a lender to help consolidate high-interest credit card debt that I have accumulated in the past year for home improvement projects. I took on a number of ambitious projects over the past year, and as a first-time home owner didn't do good up front estimates with how much all of it would cost -- and hence a lot of it ended up on credit cards. About me: I am a computer engineer with secure job at one of Fortune's Top 100 places to work (National Instruments in Austin, TX) and have been there about 5 years. One of my hobbies is helping out a non-profit that is just getting started (www.povertystopshere.org) with a close friend. I also have a family (one daughter - 7 years old) and spend most of my time doing family stuff. About my situation: I own a $220K duplex property, in which one unit I live in and the other I rent out. My monthly mortgage payment is $1800 and the amount of rent I receive as monthly income is $1050 and as such the monthly budget for housing is well within my means with a good paying engineering salary. A family member is who is disabled is moving from Kansas to Texas to live with me, and over the past year I have spent approximately $12K fixed costs (materials) on home improvement projects to make my unit of the duplex handicap accessible. This includes a complete remodel of the master bathroom with roll-in shower and a complete remodel of the kitchen, including normal height counters which are reachable from the wheelchair in place of the kitchen bar that was there before. Much of the work was done myself or through local contractors at good rates since the economy is hurting. When I go to sell the place, or get it re-appaised (which I have not done yet) I expect it will increase the value of the property by $20K. So, it's an asset that will be there when I need it. I have made the decision to go this route (debt consolidation loan) instead of home equity loan. Potential tax breaks: I have looked into taking tax breaks for all my work on the house, as deductions are possible for accessibility type improvements. However, most of the work was done by myself (which I can't deduct) and most of the material costs were split evenly over late 2008/early 2009, and therefore the overall deduction I would get doesn't help me out a whole lot. Debt I would like paid off: - I have a home depot credit card at 25% interest that has $4K on it. I did the whole "0%" for the first 6 months not realizing the rates skyrocketed after that. This needs to go ASAP. - I have another $4K of high interest credit card debt on various other cards that I would like to get paid off as well due to expenses incurred through the home improvement projects. Disclaimers: - My credit has sank about 50 points in the past two months as I have attempted to consolidate debt on low-interest cards (and opened up new accounts which hurt my credit). - Back in October my credit score was around 690 depending on which score you looked at, that's a typically score for me, which is not great but I am monitoring it and doing the things I can to get it up in the 700s.

A credit bureau reported the following information about this borrower member on April 11, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	31
Revolving Credit Balance:	$12,395.00	Public Records On File:	0
Revolving Line Utilization:	76.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 392932

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392932	$3,600	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392932. Member loan 392932 was requested on April 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,083 / month
Current employer:	Home Depot	Debt-to-income ratio:	3.31%
Length of employment:	7 years 6 months	Location:	orlando, FL

Home town:	Tampa
Current & past employers:	Home Depot
Education:

This borrower member posted the following loan description, which has not been verified:

looking to clear my debt never done this before itsall new to me

A credit bureau reported the following information about this borrower member on April 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	13	Months Since Last Delinquency:	21
Revolving Credit Balance:	$3,437.00	Public Records On File:	0
Revolving Line Utilization:	90.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 392933

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392933	$5,800	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392933. Member loan 392933 was requested on April 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,000 / month
Current employer:	SecureWorks, Inc.	Debt-to-income ratio:	0.47%
Length of employment:	3 years	Location:	Atlanta, GA

Home town:	Pratt
Current & past employers:	SecureWorks, Inc., IBM - ISS (Internet Security Systems)
Education:	Wichita State University, University of Kansas

This borrower member posted the following loan description, which has not been verified:

My previous vehicle ('03 Jetta Wagon) was totaled last Saturday after leaving the car wash; which means I'm in the market for a "new" car. I'm looking to spend no more than $12,000 on a good used car. I have collected $3,200 from the insurance company and have $3,000 set aside for a vehicle, leaving me $5,800 short of my goal. Being a lifetime "bargain shopper", I understand that timing and patience are keys to finding a great deal; having the cash on hand will allow me the flexibility to "jump" on the perfect opportunity. I'm a responsible family man and professional with an outstanding credit history. I have never been late on a payment or defaulted on a loan, and except for my home, I have been debt free for many years! I never have borrowed money lightly, and after a great deal of contemplation I have decided to seek a modest automobile loan. I appreciate you taking the time to read and thanks in advance for your help in funding my loan request!

A credit bureau reported the following information about this borrower member on April 11, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,680.00	Public Records On File:	0
Revolving Line Utilization:	2.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 390985

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390985	$5,200	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390985. Member loan 390985 was requested on April 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,750 / month
Current employer:	Stafford Solutions	Debt-to-income ratio:	10.34%
Length of employment:	2 years 4 months	Location:	SAYLORSBURG, PA

Home town:	East Meadow
Current & past employers:	Stafford Solutions, STANDARD & POOR?S
Education:	Adirondack Community College , Glen Falls, NY

This borrower member posted the following loan description, which has not been verified:

Used motocycle purchase

A credit bureau reported the following information about this borrower member on April 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1984	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	30
Revolving Credit Balance:	$25,972.00	Public Records On File:	0
Revolving Line Utilization:	89.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 392992

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392992	$15,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392992. Member loan 392992 was requested on April 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	SAIC	Debt-to-income ratio:	11.92%
Length of employment:	1 year 8 months	Location:	Upper Marlboro, MD

Home town:	jackson
Current & past employers:	SAIC, Union of Bricklayers, AASA
Education:	UMUC, Air Force Community College, PGCC

This borrower member posted the following loan description, which has not been verified:

I am from Detroit, one the few remaining industrial depended city. I have had the opportunity to purchase nine REO rental properties to date and able to own a part of my home town. All of these properties are part of a Revitalization area of the city, which is one of the city?s five targeted neighborhoods for improvements. These properties are location within blocks or next door to each others which help strength the neighborhood because of fewer vacant homes and in the near future will become comparable for each other when appraised. Five of these properties have been renovated and currently being rented. My current renters are low -income and senior residents that now can live in fairly safe and decent neighborhood with affordable housing. I have established an LLC in order to manage and maintain the properties. I would use the loan to further improve the properties for better energy efficient, legal assistant to form LLCs for all of the properties to reduce liability and to establish the appropriate accounting for the business.

A credit bureau reported the following information about this borrower member on April 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1994	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,662.00	Public Records On File:	0
Revolving Line Utilization:	73.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 393049

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
393049	$18,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 393049. Member loan 393049 was requested on April 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Central Jersey Dog Care	Debt-to-income ratio:	6.43%
Length of employment:	2 years	Location:	Lawrenceville, NJ

Home town:	New York
Current & past employers:	Central Jersey Dog Care, All Good Dogs Day Care
Education:	Rider University

This borrower member posted the following loan description, which has not been verified:

I am looking for $18,000 in order to expand my two year old, profitable, dog care business. Credit Card debt has limited other financing operations. Dog care has proven to be a rather recession proof industry as people always need their dog to be taken care of, as it is seen as a family member. The money will be used to pay for advertising, equipment, and very likely an employee/employees to help around. Despite my other debts I never miss a payment, and take debt very seriously. I am a college graduate with a Bachelors in History from Rider University in Lawrenceville, NJ, where I also have taken classes towards getting my MBA.

A credit bureau reported the following information about this borrower member on April 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,589.00	Public Records On File:	0
Revolving Line Utilization:	67.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 393075

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
393075	$4,500	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 393075. Member loan 393075 was requested on April 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,000 / month
Current employer:	Restaurant	Debt-to-income ratio:	5.80%
Length of employment:	1 year 6 months	Location:	Batavia, IL

Home town:
Current & past employers:	Restaurant
Education:

This borrower member posted the following loan description, which has not been verified:

I am looking for this loan to simplify my monthly payments and also to acquire a inexpensive motorcycle. Financially i am very comfortable, besides the credit cards to be payed, my only monthly payments are for car insurance ($45 monthly) and a satellite radio subscription(around $14 a month). My housing and utility's are effectively $0. Ive held my current job for about a year and a half (about $800-$1000 a month income), the job before that for almost 2 years, and there was literally no gap in between the jobs. Thanks for the interest.

A credit bureau reported the following information about this borrower member on April 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,950.00	Public Records On File:	0
Revolving Line Utilization:	67.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 393167

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
393167	$25,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 393167. Member loan 393167 was requested on April 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	diamond express	Debt-to-income ratio:	0.04%
Length of employment:	3 years 8 months	Location:	Milwaukee, WI

Home town:	milwaukee
Current & past employers:	diamond express
Education:

This borrower member posted the following loan description, which has not been verified:

Please email me at RogerGrady@att.net to get a copy of the show. I am making this short as I have typed this 3 times already and get logged off as I go into detail and try to go to step 2.I have a copyright and show is registered with the Writers Guild of America.I have an entertainment attorney but need to get an agent and get the show noticed in Hollywood. I need money to join the Writers Vault for networking. I want to buy the Hollywood Reporters mailing list of agents,producers,and television execs. I want to run ad in Variety magazine which is home delivered to 22,000 Hollywood movers and shakers. Hollywood studios and networks don't accept unsolicited materials as they have a fear of lawsuits and conflict of interest if they are working on similar projects.I only need one agent with connections and have a lawyer ready to submit my show but need the money to get the project rolling. Thank You for your consideration of this.

A credit bureau reported the following information about this borrower member on April 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1992	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1.00	Public Records On File:	1
Revolving Line Utilization:	0.00%	Months Since Last Record:	96
Inquiries in the Last 6 Months:	0

Posting Report Supplement No. 183 dated April 13, 2009